UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Emerging Market Local Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Funds II

„   BlackRock Emerging Market Local Debt Portfolio

„   BlackRock International Bond Portfolio

„   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013	BlackRock Emerging Market Local Debt Portfolio

Investment Objective

BlackRock Emerging Market Local Debt Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

On September 3, 2012, the Fund changed its name from “BlackRock Emerging Market Debt Portfolio” to “BlackRock Emerging Market Local Debt Portfolio” and changed certain investment strategies and investment process. In addition, the Fund changed its performance benchmark from the JPMorgan EMBI Global Index to the JPMorgan GBI-EM Global Diversified Index. Fund management believes the benchmark change better reflects the current investment strategies.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund’s Institutional, Investor A and BlackRock Shares outperformed its benchmark, the JP Morgan GBI-EM Global Diversified Index, while the Fund’s Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The Fund and its benchmark generated negative returns for the period as fixed income markets broadly declined due to fears around the US Federal Reserve potentially tapering its asset purchase program earlier than expected. During the first quarter of 2013 when markets rallied, the Fund outperformed the JP Morgan GBI-EM Global Diversified Index as a result of its aggressive risk stance, particularly with respect to its emerging markets currency positioning. The Fund’s diversification within funding currencies (currencies with lower interest rates) also contributed positively to results. Later in the period, the Fund’s allocation to cash (overweight in the US dollar) had a positive impact on performance relative to the benchmark index as emerging market asset prices fell sharply.

•

Conversely, the Fund’s performance lagged the benchmark index during the month of April. At the end of the first quarter, the Fund reduced its currency risk, which hurt returns as both interest rate and foreign exchange markets rallied in April.

Describe recent portfolio activity.

•

As discussed above, the Fund began the six-month period with an aggressive risk stance and moved to a defensive position at the end of the first quarter. This entailed taking an underweight position in commodity exporters such as South Africa and Brazil. In addition, the Fund moved to an underweight position in interest rates and currencies in countries that had been benefiting from the excess global liquidity provided by central banks. As such, the Fund took underweight positions in interest rates in Hungary,

Mexico and Poland and, with respect to currencies, it took underweight positions in the Brazilian real, Indonesian rupiah and the South African rand. The Fund favored currencies that tend to benefit from real flows, (i.e., inflows driven by factors other than increased global liquidity, such as foreign direct investment, exporting or remittances). Accordingly, the Fund took overweight currency positions in Chile, Malaysia, Hungary, Thailand and Uruguay. Given the concerns about higher inflation in certain emerging market nations, the Fund took underweight positions in South Africa, Brazil, Indonesia and India in favor of Mexico, Russia and Colombia. In Europe, the Fund closed its underweight position in spread duration (sensitivity to changes in option-adjusted spreads) as risks stemming from the region’s debt crisis abated.

•

The Fund’s move to a defensive stance on emerging markets resulted in an overweight position to the US dollar. This increased allocation to US cash proved beneficial for the Fund as emerging market asset prices declined later in the period.

Describe portfolio positioning at period end.

•

The Fund ended the period with an effective duration at 5.7 years, which was 2.6 years longer than that of the JP Morgan GBI-EM Global Diversified Index. This incremental duration was attributable largely to the Fund’s long duration exposures in US Treasury securities and German bund futures. The Fund continued to maintain an overall defensive stance with roughly 12% of the portfolio held in cash, representing an overweight position in the US dollar. The Fund was underweight in the South African rand, Turkish lira and the Indian rupee given weak fundamentals and high current account deficits in these nations. Additionally, the Fund held an underweight position in local interest rates in Indonesia as its economy has been overstimulated and importing activity has increased while exporting activity has weakened.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	95%
Corporate Bonds	5

Geographic Allocation	Percent of Long-Term Investments

Mexico	12%
South Africa	11
Russia	11
Turkey	11
Brazil	9
Indonesia	7
Colombia	6
Hungary	6
Malaysia	6
Poland	5
Uruguay	5
Chile.	4
Peru	3
Nigeria	2
Romania	2

4	BLACKROCK FUNDS II	JUNE 30, 2013

BlackRock Emerging Market Local Debt Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio”.

[3]	An unmanaged index that tracks local currency bonds.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2013

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	4.80%	4.78%	(6.86)%	5.17%	N/A	7.90%	N/A	7.00%	N/A
Institutional	4.76	4.76	(6.88)	5.08	N/A	7.80	N/A	6.90	N/A
Investor A	4.23	4.22	(7.03)	4.66	0.46%	7.49	6.62%	6.59	5.79%
Investor C	3.61	3.58	(7.40)	3.86	2.97	6.69	6.69	5.81	5.81
JP Morgan GBI-EM Global Diversified Index	—	—	(7.15)	1.32	N/A	6.71	N/A	6.35	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio”.

[6]	The Fund commenced operations on February 1, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$931.40	$4.07	$1,000.00	$1,020.58	$4.26	0.85%
Institutional	$1,000.00	$931.20	$4.21	$1,000.00	$1,020.43	$4.41	0.88%
Investor A	$1,000.00	$929.70	$5.93	$1,000.00	$1,018.65	$6.21	1.24%
Investor C	$1,000.00	$926.00	$9.55	$1,000.00	$1,014.88	$9.99	2.00%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2013	5

Fund Summary as of June 30, 2013	BlackRock International Bond Portfolio

Investment Objective

BlackRock International Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, all of the Fund’s share classes outperformed the benchmark Citigroup Non-US Dollar World Government Bond Index with the exception of the Fund’s Investor C Shares, which underperformed the benchmark index.

What factors influenced performance?

•

The Fund and its benchmark generated negative returns for the period as fixed income markets broadly declined due to fears around the US Federal Reserve potentially tapering its asset purchase program earlier than expected. The Fund’s performance relative to the benchmark benefited from the Fund’s short duration positions (lower sensitivity to interest rate movements) and tactical trades in the United States, United Kingdom and Japan. The Fund also benefited from its long positions in Italian, Spanish and Irish sovereign debt as the level of macro risk stemming from Europe’s debt problems continued to diminish, allowing yields to compress in these countries. (Bond prices move inversely to yields). The Fund’s holdings of developed market corporate bonds also had a positive impact on relative results. Exposure to agency and supranational debt, covered bonds, financials and capital securities proved beneficial, while security selection within industrials enhanced performance as well.

•

Detracting from relative performance were the Fund’s emerging market exposures in the form of external and local debt and foreign currency contracts. Fears about tighter monetary policy in the United States drove a sharp downturn in emerging market assets. Elsewhere, the Fund’s long duration position in Australia hurt returns, as did exposure to German bunds as interest rates in both of these nations rose in tandem with other developed market rate movements.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced duration in the United States, United Kingdom and Germany as Fund management maintained the view that central banks would reduce their stimulus measures. The Fund reduced its overweight position in Irish government debt, resulting in a neutral position relative to the benchmark index. However, the Fund maintained its overweight positions in Italian and Spanish debt. Also during the period, the Fund initiated a new long position in Slovenia. Within emerging markets, the Fund reduced exposure to US dollar-denominated emerging market sovereign debt due to valuation concerns and increased its holdings in local, quasi-sovereign emerging market bonds. In US investment grade corporate debt, the Fund favored financials over industrials. With respect to foreign currency exposure, the Fund removed its long positions in emerging market currencies due to concerns that the market’s preoccupation with stimulus tapering would continue to exert downward pressure on emerging market assets.

Describe portfolio positioning at period end.

•

As of the period end, the Fund’s largest active country exposures relative to the Citigroup Non-US Dollar World Government Bond Index were in Australia, Italy and Austria. The largest active underweights were in Japan, Germany and Canada. From a currency perspective, the Fund’s largest active overweight position was the euro while the largest active underweight position was the Swiss franc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	69%
Corporate Bonds	13
Foreign Agency Obligations	7
Preferred Securities	4
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3

Geographic Allocation	Percent of Long-Term Investments

Japan	15%
Italy	12
United Kingdom	9
Australia	7
France	6
Spain	6
Belgium	5
Denmark	5
Philippines	5
Austria	5
Netherlands	4
Finland	4
United States	4
Germany	3
Slovenia	2
Luxembourg	2
Other[1]	6

[1]

Other includes a 1% or less holding in each of the following countries: Ireland, South Korea, Turks and Caicos Islands, Mexico, South Africa, Canada, United Arab Emirates, British Virgin Islands, and Switzerland.

6	BLACKROCK FUNDS II	JUNE 30, 2013

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Service Shares do not have a sales charge.

[2]	The Fund invests primarily in non-dollar denominated bonds of issuers located outside the United States.

[3]	This unmanaged, market capitalization-weighted index tracks 22 government bond indices, excluding the United States.

Performance Summary for the Period Ended June 30, 2013
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	1.58%	1.57%	(6.85)%	(4.29)%	N/A	1.93%	N/A	3.85%	N/A
Institutional	1.46	1.41	(6.91)	(4.49)	N/A	1.84	N/A	3.74	N/A
Service	1.22	1.22	(6.91)	(4.53)	N/A	1.61	N/A	3.48	N/A
Investor A	1.08	1.00	(7.04)	(4.68)	(8.52)%	1.51	0.68%	3.41	2.99%
Investor C	0.29	0.29	(7.44)	(5.45)	(6.35)	0.74	0.74	2.59	2.59
Citigroup Non-US Dollar World Government Bond Index	—	—	(7.14)	(5.72)	N/A	2.55	N/A	4.78	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$931.50	$3.78	$1,000.00	$1,020.88	$3.96	0.79%
Institutional	$1,000.00	$930.90	$4.31	$1,000.00	$1,020.33	$4.51	0.90%
Service	$1,000.00	$930.90	$5.51	$1,000.00	$1,019.09	$5.76	1.15%
Investor A	$1,000.00	$929.60	$5.74	$1,000.00	$1,018.84	$6.01	1.20%
Investor C	$1,000.00	$925.60	$9.79	$1,000.00	$1,014.63	$10.24	2.05%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2013	7

Fund Summary as of June 30, 2013	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund outperformed the benchmark Barclays US Universal Index. For the same period, the Fund’s Institutional and Investor A Shares outperformed the benchmark BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, while the Investor C Shares underperformed. The following discussion of relative performance pertains to the Barclays US Universal Index.

What factors influenced performance?

•

The Fund’s outperformance relative to the benchmark index was largely attributable to the Fund’s diverse exposure to credit sectors. Specifically, the Fund’s allocations to securitized assets, high yield credit and investment grade credit were the primary drivers of performance for the period. Within Europe, the Fund’s positions in financials and high yield securities had a positive impact on returns. The overall effect of the Fund’s currency positioning and exposure to call options and futures on the S&P 500 and Nikkei 225 indices added to performance for the period.

•

Detracting from performance was the Fund’s duration positioning (sensitivity to interest rate movements) and exposure to US municipal, emerging market and Asian corporate credit. Hedging strategies designed to protect the Fund against volatility, involving direct investments in European sovereign and corporate debt as well as credit default swaps, also hindered returns.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of derivatives, including US Treasury futures contracts, currency forwards, options and swaps, had a positive impact on performance.

Describe recent portfolio activity.

•	During the first quarter of 2013, the Fund generally maintained a low duration profile (between 0 and 1.5 years), which helped to protect the Fund as interest rates edged higher. (Bond prices fall as interest rates rise). During the month of April, the Fund tactically extended duration to almost 3 years predicated on the view that weaker US economic data, political pressures in Europe and Japan’s aggressive monetary policy would push interest rates lower in the near term. In May, however, concerns that the US Federal Reserve would taper its bond-buying stimulus program earlier than expected led to a surge in interest rates. The Fund reduced duration throughout the month to limit the adverse impact of rising rates. A surprisingly hawkish tone at the late-June meeting of the US Federal Reserve ignited a broad sell-off throughout interest rate and credit markets. The Fund actively reduced risk across all of its fixed income exposures.

•	The Fund held cash and cash equivalents to cover its derivative positions and to maintain adequate liquidity. The cash position did not have a material impact on performance.

Describe Fund positioning at period end.

•

As of the period end, the Fund held a bias toward areas of the credit market that tend to exhibit low duration and provide relative value including commercial mortgage-backed securities, asset-backed securities, non-agency residential mortgage-backed securities and Asian corporate credit. At the same time, the Fund sought to maintain lower exposure (relative to its historical levels) to sectors Fund management believes are likely to trade at wider spreads in the near term, such as investment grade credit and high yield. The Fund also sought to take advantage of opportunities to generate returns through long-short trades in European credit markets. Overall, given an increasingly volatile market environment, the Fund remained focused on generating positive returns while mitigating downside risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	54%
U.S. Treasury Obligations	12
Corporate Bonds	11
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	6
Foreign Government Obligations	5
Foreign Agency Obligations	1
Taxable Municipal Bonds	1
Floating Rate Loan Interests	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	71%
AA/Aa	3
A	3
BBB/Baa	8
BB/Ba	4
B	3
CCC/Caa	2
CC/Ca	1
Not Rated	5

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Services, Inc. (“Moody’s”) rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	JUNE 30, 2013

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in a combination of other fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]

An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	An unmanaged market index of U.S. Treasury securities maturing in 90 days.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2013
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge
Institutional	3.50%	3.49%	0.46%	5.82%	N/A	5.80%	N/A	5.31%	N/A
Investor A	3.13	3.12	0.33	5.55	1.29%	5.53	4.66%	5.04	4.25%
Investor C	2.49	2.45	(0.05)	4.77	3.77	4.77	4.77	4.25	4.25
Barclays US Universal Index	—	—	(2.29)	0.24	N/A	5.53	N/A	4.93	N/A
BofA Merrill Lynch 3-Month US Treasury Bill Index	—	—	0.04	0.11	N/A	0.29	N/A	0.40	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Ending Account Value June 30, 2013	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,004.60	$4.18	$3.23	$1,000.00	$1,020.63	$4.21	$1,021.57	$3.26
Investor A	$1,000.00	$1,003.30	$5.46	$4.47	$1,000.00	$1,019.34	$5.51	$1,020.33	$4.51
Investor C	$1,000.00	$999.50	$9.17	$8.18	$1,000.00	$1,015.62	$9.25	$1,016.61	$8.25

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.84% for Institutional, 1.10% for Investor A and 1.85% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.90% for Investor A and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2013	9

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares available only in BlackRock Emerging Market Local Debt Portfolio and BlackRock International Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in BlackRock International Bond Portfolio) are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

On June 10, 2013, all of the issued and outstanding shares of BlackRock International Bond Portfolio’s Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	JUNE 30, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	11

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Emerging Market Local Debt Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Brazil — 2.4%
Vale Overseas Ltd., 6.25%, 1/11/16	USD	2,600	$2,863,900
Colombia — 1.4%
Empresa de Telecomunicaciones de Bogota, 7.00%, 1/17/23 (a)	COP	3,378,000	1,661,152
Mexico — 0.9%
America Movil SAB de CV, 6.45%, 12/05/22	MXN	14,250	1,065,054
Total Corporate Bonds — 4.7%			5,590,106

Foreign Government Obligations
Brazil — 5.1%
Federative Republic of Brazil:
12.50%, 1/05/16	BRL	5,000	2,408,856
8.50%, 1/05/24		7,250	3,046,699
10.25%, 1/10/28		1,450	666,077

			6,121,632
Chile — 3.5%
Republic of Chile, 5.50%, 8/05/20	CLP	2,135,000	4,233,860
Colombia — 3.9%
Republic of Colombia:
12.00%, 10/22/15	COP	2,790,000	1,667,451
7.75%, 4/14/21		3,936,000	2,301,565
9.85%, 6/28/27		1,080,000	738,308

			4,707,324
Hungary — 4.8%
Republic of Hungary:
6.75%, 2/24/17	HUF	970,500	4,508,506
6.00%, 11/24/23		290,000	1,272,045

			5,780,551
Indonesia — 6.1%
Republic of Indonesia:
8.25%, 7/15/21	IDR	4,375,000	470,987
11.00%, 9/15/25		20,600,000	2,638,099
6.13%, 5/15/28		12,000,000	1,047,011
9.50%, 7/15/31		27,700,000	3,227,406

			7,383,503

Foreign Government Obligations	Par (000)		Value
Malaysia — 4.8%
Federation of Malaysia, 4.39%, 4/15/26	MYR	17,270	$5,779,134
Mexico — 9.1%
United Mexican States:
8.00%, 12/17/15	MXN	8,955	747,351
6.50%, 6/10/21		47,300	3,848,992
8.50%, 5/31/29		31,650	2,911,526
8.50%, 11/18/38		37,770	3,395,296

			10,903,165
Nigeria — 1.7%
Federal Republic of Nigeria:
10.70%, 5/30/18	NGN	255,000	1,381,217
16.39%, 1/27/22		100,000	687,184

			2,068,401
Panama — 0.0%
Republic of Panama, 9.38%, 4/01/29	USD	1	1,450
Peru — 2.7%
Republic of Peru, 7.84%, 8/12/20	PEN	7,800	3,226,822
Philippines — 0.3%
Republic of the Philippines, 4.95%, 1/15/21	PHP	16,000	383,333
Poland — 4.6%
Republic of Poland:
5.50%, 10/25/19	PLN	9,047	2,959,396
5.75%, 9/23/22		7,845	2,605,398

			5,564,794
Romania — 1.6%
Republic of Romania:
5.80%, 10/26/15	RON	2,200	648,696
5.75%, 1/27/16		2,200	648,696
5.90%, 7/26/17		2,060	603,103

			1,900,495
Russia — 9.3%
Russian Federation:
6.90%, 8/03/16	RUB	85,800	2,637,489
7.60%, 4/14/21		236,100	7,315,394
8.15%, 2/03/27		40,950	1,279,989

			11,232,872

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ABS                 Asset-Backed Security

AGM               Assurance Guaranty

Municipal Corp.

AUD                Australian Dollar

BRL                Brazilian Real

CAD                Canadian Dollar

CDO               Collateralized Debt Obligation

CHF                Swiss Franc

CLO                 Collateralized Loan Obligation

CLP                Chilean Peso

CNY                Chinese Yuan

COP                Colombian Peso

CZK                Czech Koruna

DKK                Danish Krone

ETF                  Exchange-Traded Fund

EUR                 Euro

EURIBOR       Euro Interbank Offered Rate

FKA                Formerly known as

GBP                British Pound

GO                   General Obligation

HKD                Hong Kong Dollar

HUF                Hungarian Forint

IDR                  Indonesian Rupiah

INR                  Indian Rupee

JPY                  Japanese Yen

KLIBOR         Kuala Lumpur Interbank

Offered Rate

KRW             South Korean Won

LIBOR           London Interbank Offered Rate

MXN             Mexican Peso

MYR             Malaysian Ringgit

NGN             Nigerian Naira

NOK             Norwegian Krone

NZD              New Zealand Dollar

PEN              Peruvian Nuevo Sol

PHP              Philippine Peso

PLN              Polish Zloty

RB                Revenue Bonds

RON             Romanian New Leu

RUB              Russian Rouble

SEK              Swedish Krona

SGD              Singapore Dollar

SPDR            Standard & Poor’s Depositary

Receipts

TBA               To-be-announced

THB              Thai Baht

TRY              Turkish Lira

USD              US Dollar

UYU              Uruguayan Peso

ZAR              South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Emerging Market Local Debt Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
South Africa — 9.4%
Republic of South Africa:
8.00%, 12/21/18	ZAR	6,800	$716,786
7.25%, 1/15/20		7,800	784,817
6.75%, 3/31/21		20,884	2,026,396
10.50%, 12/21/26		16,700	2,047,839
6.25%, 3/31/36		74,240	5,752,403

			11,328,241
Turkey — 9.2%
Republic of Turkey:
10.00%, 6/17/15	TRY	1,935	1,044,400
9.00%, 1/27/16		10,425	5,540,325
10.50%, 1/15/20		4,782	2,757,082
8.50%, 9/14/22		3,280	1,717,634

			11,059,441
Uruguay — 4.1%
Republic of Uruguay, 5.00%, 9/14/18	UYU	54,250	4,906,351
Total Foreign Government Obligations — 80.2%			96,581,369

		Value
Total Long-Term Investments (Cost — $113,217,216) — 84.9%		$102,171,475

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (b)(c)	10,991,672	10,991,672
Total Short-Term Securities (Cost — $10,991,672) — 9.1%		10,991,672

Options Purchased
(Cost — $595,857) — 0.2%		233,383
Total Investments (Cost — $124,804,745) — 94.2%		113,396,530
Other Assets Less Liabilities — 5.8%		6,973,422

Net Assets — 100.0%		$120,369,952

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,366,556	(3,374,884)	10,991,672	$6,901

(c)	Represents the current yield as of report date.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
40	Euro-Bund	Eurex	September 2013	USD	7,368,339	$(28,285)
48	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2013	USD	6,520,500	(131,937)
Total						$(160,222)

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	301,022	HUF	68,072,992	Deutsche Bank AG	7/01/13	$603
USD	305,796	PLN	1,013,193	Deutsche Bank AG	7/01/13	865
USD	1,195,274	TRY	2,296,839	Deutsche Bank AG	7/01/13	4,400
USD	1,287,743	ZAR	12,832,615	Barclays Bank PLC	7/01/13	(10,441)
BRL	17,043,000	USD	7,926,608	Citibank N.A.	7/26/13	(338,459)
BRL	2,264,500	USD	1,054,237	UBS AG	7/26/13	(46,001)
BRL	1,099,970	USD	484,449	UBS AG	7/26/13	5,297
BRL	1,404,270	USD	619,823	UBS AG	7/26/13	5,408
CHF	2,699,000	USD	2,926,983	Brown Brothers Harriman & Co.	7/26/13	(68,877)
CHF	29,870	USD	31,762	HSBC Bank PLC	7/26/13	(131)
CLP	26,447,010	USD	52,293	BNP Paribas S.A.	7/26/13	(502)
CNY	2,277,930	USD	367,124	HSBC Bank PLC	7/26/13	3,035
CNY	3,195,620	USD	515,481	HSBC Bank PLC	7/26/13	3,800

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	13

Schedule of Investments (continued)	BlackRock Emerging Market Local Debt Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	2,673,157,770	USD	1,398,095	JPMorgan Chase Bank N.A.	7/26/13	$(11,256)
CZK	2,991,500	USD	152,207	Goldman Sachs International	7/26/13	(2,507)
CZK	1,446,820	USD	72,805	JPMorgan Chase Bank N.A.	7/26/13	(404)
EUR	2,213,000	USD	2,940,528	Citibank N.A.	7/26/13	(59,660)
EUR	168,390	USD	220,692	Citibank N.A.	7/26/13	(1,483)
EUR	2,630,740	USD	3,462,567	Deutsche Bank AG	7/26/13	(37,887)
EUR	43,600	USD	57,661	Deutsche Bank AG	7/26/13	(903)
EUR	282,300	USD	367,558	Deutsche Bank AG	7/26/13	(62)
EUR	354,100	USD	461,585	HSBC Bank PLC	7/26/13	(620)
EUR	460,000	USD	598,011	HSBC Bank PLC	7/26/13	814
GBP	1,869,470	USD	2,927,431	HSBC Bank PLC	7/26/13	(84,608)
HUF	279,253,920	USD	1,231,957	Barclays Bank PLC	7/26/13	(3,199)
HUF	124,496,130	USD	545,988	Barclays Bank PLC	7/26/13	1,813
HUF	329,791,110	USD	1,455,152	Deutsche Bank AG	7/26/13	(4,023)
HUF	159,383,620	USD	697,184	Deutsche Bank AG	7/26/13	4,127
HUF	147,562,660	USD	643,620	Royal Bank of Scotland PLC	7/26/13	5,678
IDR	1,677,313,570	USD	164,040	Citibank N.A.	7/26/13	4,467
IDR	7,652,036,020	USD	756,130	HSBC Bank PLC	7/26/13	12,615
IDR	12,333,777,450	USD	1,201,537	HSBC Bank PLC	7/26/13	37,549
IDR	14,078,918,030	USD	1,351,144	HSBC Bank PLC	7/26/13	63,264
IDR	14,454,484,310	USD	1,383,866	HSBC Bank PLC	7/26/13	68,272
INR	86,071,300	USD	1,426,439	Deutsche Bank AG	7/26/13	14,495
INR	123,917,650	USD	2,057,749	Deutsche Bank AG	7/26/13	16,777
INR	165,230,230	USD	2,749,026	JPMorgan Chase Bank N.A.	7/26/13	17,120
JPY	246,412,600	USD	2,589,110	JPMorgan Chase Bank N.A.	7/26/13	(104,345)
JPY	284,525,000	USD	2,941,678	UBS AG	7/26/13	(72,596)
KRW	5,005,248,000	USD	4,423,747	HSBC Bank PLC	7/26/13	(47,675)
KRW	58,558,870	USD	50,532	HSBC Bank PLC	7/26/13	666
MXN	23,118,810	USD	1,713,596	Bank of America N.A.	7/26/13	66,031
MXN	23,133,270	USD	1,779,345	Citibank N.A.	7/26/13	1,395
MXN	19,950,350	USD	1,494,420	Citibank N.A.	7/26/13	41,307
MXN	22,834,580	USD	1,760,489	JPMorgan Chase Bank N.A.	7/26/13	(2,741)
MXN	8,294,130	USD	616,806	JPMorgan Chase Bank N.A.	7/26/13	21,655
MXN	9,937,120	USD	740,673	JPMorgan Chase Bank N.A.	7/26/13	24,261
MXN	18,283,200	USD	1,369,636	JPMorgan Chase Bank N.A.	7/26/13	37,759
MXN	32,771,370	USD	2,482,442	JPMorgan Chase Bank N.A.	7/26/13	40,215
MYR	21,171,000	USD	6,736,993	Deutsche Bank AG	7/26/13	(49,584)
MYR	3,108,240	USD	981,601	Deutsche Bank AG	7/26/13	217
MYR	3,995,970	USD	1,255,016	Deutsche Bank AG	7/26/13	7,215
PEN	3,427,010	USD	1,258,080	Bank of America N.A.	7/26/13	(29,608)
PLN	4,380,000	USD	1,356,793	Bank of America N.A.	7/26/13	(40,992)
PLN	25,976,816	USD	7,793,941	Bank of America N.A.	7/26/13	9,786
PLN	2,266,280	USD	683,580	Deutsche Bank AG	7/26/13	(2,764)
PLN	686,850	USD	205,949	Deutsche Bank AG	7/26/13	388
PLN	2,123,260	USD	643,858	JPMorgan Chase Bank N.A.	7/26/13	(6,007)
RON	5,340,560	USD	1,543,358	Bank of America N.A.	7/26/13	8,524
RON	2,121,920	USD	612,652	BNP Paribas S.A.	7/26/13	3,945
RON	268,670	USD	78,522	Deutsche Bank AG	7/26/13	(450)
RUB	111,537,000	USD	3,445,637	Goldman Sachs International	7/26/13	(68,329)

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Emerging Market Local Debt Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	9,058,720	USD	273,738	Goldman Sachs International	7/26/13	$558
RUB	44,771,450	USD	1,388,262	Royal Bank of Scotland PLC	7/26/13	(32,596)
THB	293,775,556	USD	9,516,539	UBS AG	7/26/13	(59,859)
TRY	2,531,270	USD	1,301,291	Deutsche Bank AG	7/26/13	5,315
TRY	2,591,585	USD	1,332,270	Deutsche Bank AG	7/26/13	5,469
TRY	1,343,330	USD	710,043	HSBC Bank PLC	7/26/13	(16,635)
TRY	2,802,100	USD	1,452,080	JPMorgan Chase Bank N.A.	7/26/13	(5,676)
TRY	49,180	USD	25,283	JPMorgan Chase Bank N.A.	7/26/13	103
TRY	2,415,290	USD	1,241,029	JPMorgan Chase Bank N.A.	7/26/13	5,710
TRY	1,209,020	USD	615,778	JPMorgan Chase Bank N.A.	7/26/13	8,301
TRY	2,931,910	USD	1,502,176	UBS AG	7/26/13	11,234
USD	1,194,886	AUD	1,285,360	JPMorgan Chase Bank N.A.	7/26/13	21,854
USD	2,066,897	BRL	4,695,990	Citibank N.A.	7/26/13	(23,924)
USD	439,842	BRL	973,590	UBS AG	7/26/13	6,365
USD	2,094,785	BRL	4,627,380	UBS AG	7/26/13	34,511
USD	115,298	CHF	107,710	Citibank N.A.	7/26/13	1,239
USD	1,420,965	CHF	1,322,820	Deutsche Bank AG	7/26/13	20,164
USD	18,299	CHF	16,960	HSBC Bank PLC	7/26/13	339
USD	73,402	CHF	69,060	UBS AG	7/26/13	271
USD	104,076	CHF	96,120	UBS AG	7/26/13	2,290
USD	233,523	CLP	118,489,570	Bank of America N.A.	7/26/13	1,488
USD	419,418	CLP	216,797,000	HSBC Bank PLC	7/26/13	(5,130)
USD	6,681,205	CNY	41,403,430	HSBC Bank PLC	7/26/13	(46,758)
USD	142,936	CNY	886,560	HSBC Bank PLC	7/26/13	(1,128)
USD	437,098	COP	839,227,830	BNP Paribas S.A.	7/26/13	1,705
USD	159,751	COP	302,407,920	BNP Paribas S.A.	7/26/13	2,861
USD	1,332,873	COP	2,588,439,540	Citibank N.A.	7/26/13	(10,014)
USD	88,878	COP	172,912,680	Citibank N.A.	7/26/13	(829)
USD	4,758,953	COP	9,039,156,000	JPMorgan Chase Bank N.A.	7/26/13	69,423
USD	1,211,738	CZK	24,160,000	Barclays Bank PLC	7/26/13	2,724
USD	1,420,740	CZK	27,230,901	Barclays Bank PLC	7/26/13	58,052
USD	32,584	CZK	646,400	Deutsche Bank AG	7/26/13	237
USD	115,928	EUR	88,420	Citibank N.A.	7/26/13	823
USD	6,823,263	EUR	5,093,998	Credit Suisse International	7/26/13	191,930
USD	1,623,125	EUR	1,227,130	Goldman Sachs International	7/26/13	25,655
USD	113,345	GBP	73,810	Citibank N.A.	7/26/13	1,105
USD	49,383	GBP	32,140	Deutsche Bank AG	7/26/13	509
USD	1,402,841	GBP	907,770	Goldman Sachs International	7/26/13	22,434
USD	18,883	GBP	12,180	HSBC Bank PLC	7/26/13	361
USD	112,722	GBP	72,140	UBS AG	7/26/13	3,022
USD	2,382,459	HUF	521,925,341	Barclays Bank PLC	7/26/13	85,912
USD	383,836	HUF	87,603,230	Goldman Sachs International	7/26/13	(1,631)
USD	1,232,734	HUF	279,250,000	Royal Bank of Scotland PLC	7/26/13	3,993
USD	1,467,923	HUF	329,791,000	UBS AG	7/26/13	16,795
USD	3,740,314	IDR	37,926,780,000	Deutsche Bank AG	7/26/13	(69,917)
USD	362,069	IDR	3,751,039,620	Deutsche Bank AG	7/26/13	(14,771)
USD	444,830	IDR	4,577,298,090	Goldman Sachs International	7/26/13	(15,018)
USD	1,404,705	IDR	14,454,413,000	HSBC Bank PLC	7/26/13	(51,659)
USD	1,396,111	IDR	14,365,978,000	HSBC Bank PLC	7/26/13	(51,343)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	15

Schedule of Investments (continued)	BlackRock Emerging Market Local Debt Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,425,948	IDR	24,550,590,000	HSBC Bank PLC	7/26/13	$(40,473)
USD	466,903	IDR	4,778,288,370	HSBC Bank PLC	7/26/13	(13,137)
USD	246,790	IDR	2,486,408,040	HSBC Bank PLC	7/26/13	(3,002)
USD	1,467,111	INR	85,914,000	Deutsche Bank AG	7/26/13	28,810
USD	1,170,124	INR	69,950,000	Goldman Sachs International	7/26/13	(921)
USD	772,237	INR	44,758,880	Goldman Sachs International	7/26/13	22,922
USD	2,743,653	INR	164,907,240	JPMorgan Chase Bank N.A.	7/26/13	(17,087)
USD	1,344,339	INR	79,316,000	JPMorgan Chase Bank N.A.	7/26/13	9,615
USD	1,248,483	INR	76,169,950	UBS AG	7/26/13	(26,691)
USD	10,555	JPY	1,029,740	Goldman Sachs International	7/26/13	171
USD	1,349,573	JPY	131,832,770	JPMorgan Chase Bank N.A.	7/26/13	20,203
USD	1,550,805	JPY	151,490,060	JPMorgan Chase Bank N.A.	7/26/13	23,215
USD	147,499	JPY	14,370,850	UBS AG	7/26/13	2,586
USD	1,196,053	KRW	1,369,600,000	Citibank N.A.	7/26/13	(1,384)
USD	1,663,437	KRW	1,925,428,030	HSBC Bank PLC	7/26/13	(19,958)
USD	193,770	KRW	218,087,630	HSBC Bank PLC	7/26/13	3,096
USD	147,160	KRW	170,136,600	UBS AG	7/26/13	(1,590)
USD	1,308,477	MXN	17,040,000	Citibank N.A.	7/26/13	(3,218)
USD	1,189,859	MXN	15,495,260	Citibank N.A.	7/26/13	(2,927)
USD	2,166,684	MXN	29,036,280	Deutsche Bank AG	7/26/13	(68,454)
USD	2,956,396	MXN	37,867,000	Goldman Sachs International	7/26/13	41,491
USD	27,203	MXN	362,000	HSBC Bank PLC	7/26/13	(663)
USD	706,632	MXN	9,334,180	JPMorgan Chase Bank N.A.	7/26/13	(11,889)
USD	470,645	MXN	6,081,694	JPMorgan Chase Bank N.A.	7/26/13	2,491
USD	4,887,372	MXN	63,278,866	JPMorgan Chase Bank N.A.	7/26/13	16,326
USD	965,528	MXN	12,766,350	State Street Bank and Trust Co.	7/26/13	(17,194)
USD	2,102,552	MYR	6,763,910	Deutsche Bank AG	7/26/13	(34,004)
USD	1,345,186	MYR	4,324,100	Deutsche Bank AG	7/26/13	(20,693)
USD	762,138	MYR	2,379,700	JPMorgan Chase Bank N.A.	7/26/13	10,448
USD	2,331,757	PEN	6,517,260	Credit Suisse International	7/26/13	(4,470)
USD	5,195,930	PLN	16,488,339	BNP Paribas S.A.	7/26/13	242,648
USD	633,365	PLN	2,119,130	Deutsche Bank AG	7/26/13	(3,246)
USD	832,639	PLN	2,744,020	Goldman Sachs International	7/26/13	8,305
USD	639,950	RON	2,182,420	BNP Paribas S.A.	7/26/13	5,773
USD	4,890,345	RON	16,381,679	HSBC Bank PLC	7/26/13	130,087
USD	219,387	RUB	7,228,800	HSBC Bank PLC	7/26/13	501
USD	452,787	RUB	14,923,860	JPMorgan Chase Bank N.A.	7/26/13	897
USD	551,898	RUB	17,672,070	Royal Bank of Scotland PLC	7/26/13	16,793
USD	702,971	RUB	23,115,430	UBS AG	7/26/13	3,042
USD	2,281,875	RUB	73,841,470	UBS AG	7/26/13	45,977
USD	1,507,273	RUB	47,806,920	UBS AG	7/26/13	59,693
USD	2,000,172	THB	62,555,390	JPMorgan Chase Bank N.A.	7/26/13	(13,495)
USD	1,205,492	THB	37,580,000	JPMorgan Chase Bank N.A.	7/26/13	(4,214)
USD	267,754	THB	8,357,140	JPMorgan Chase Bank N.A.	7/26/13	(1,264)
USD	1,469,718	TRY	2,781,000	Citibank N.A.	7/26/13	34,205
USD	2,390,871	TRY	4,653,830	Deutsche Bank AG	7/26/13	(11,370)
USD	10,881	TRY	21,100	HSBC Bank PLC	7/26/13	(11)
USD	694,882	TRY	1,350,690	JPMorgan Chase Bank N.A.	7/26/13	(2,325)
USD	8,326,304	TRY	15,669,188	UBS AG	7/26/13	238,091

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Emerging Market Local Debt Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,285,609	ZAR	13,183,920	Bank of America N.A.	7/26/13	$(42,515)
USD	615,816	ZAR	6,159,010	Barclays Bank PLC	7/26/13	(4,631)
USD	1,296,781	ZAR	12,890,000	Goldman Sachs International	7/26/13	(1,735)
USD	5,778,328	ZAR	58,116,109	HSBC Bank PLC	7/26/13	(76,184)
USD	1,832,190	ZAR	18,883,610	HSBC Bank PLC	7/26/13	(70,111)
ZAR	12,892,700	USD	1,287,031	Bank of America N.A.	7/26/13	11,757
ZAR	10,208,170	USD	1,001,513	BNP Paribas S.A.	7/26/13	26,840
ZAR	2,720,860	USD	267,915	Deutsche Bank AG	7/26/13	6,180
ZAR	13,401,460	USD	1,321,018	Deutsche Bank AG	7/26/13	29,021
ZAR	6,411,360	USD	635,407	HSBC Bank PLC	7/26/13	10,462
ZAR	13,183,910	USD	1,284,039	HSBC Bank PLC	7/26/13	44,084
ZAR	7,990,440	USD	788,994	JPMorgan Chase Bank N.A.	7/26/13	15,949
Total						$236,336

•	Over-the-counter options purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	BNP Paribas S.A.	Put	BRL	2.15	7/03/13	USD	14,200	$4,783
EUR Currency	Goldman Sachs International	Put	USD	1.23	11/18/13	EUR	8,000	67,126
EUR Currency	Goldman Sachs International	Put	USD	1.28	11/27/13	EUR	8,000	161,474
Total								$233,383

•	Credit default swaps — buy protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	EUR	2,500	$(5,963)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	17

Schedule of Investments (concluded)	BlackRock Emerging Market Local Debt Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	—	$5,590,106	—	$5,590,106
Foreign Government Obligations	—	96,581,369	—	96,581,369
Short-Term Securities	$10,991,672	—	—	10,991,672
Options Purchased:
Foreign Currency Exchange Contracts	—	233,383	—	233,383
Total	$10,991,672	$102,404,858	—	$113,396,530

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$15,483	$2,242,711	—	$2,258,194
Liabilities:
Credit contracts	—	(5,963)	—	(5,963)
Foreign currency exchange contracts	(113,443)	(1,908,415)	—	(2,021,858)
Interest rate contracts	(160,222)	—	—	(160,222)
Total	$(258,182)	$328,333	—	$70,151

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$92,528	—	—	$92,528
Foreign currency at value	1,926,125	—	—	1,926,125
Cash pledged for financial futures contracts	238,000	—	—	238,000
Liabilities:
Cash received as collateral for over-the-counter swaps	—	$(200,000)	—	(200,000)
Total	$2,256,653	$(200,000)	—	$2,056,653

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Italy — 0.1%
Auto ABS, Series 2007-2, Class A, 0.35%, 10/25/20 (a)	EUR	60	$78,085
Luxembourg — 1.0%
Bumper 2 SA, Series 2011-2, Class A, 1.38%, 2/23/23 (a)		810	1,062,088
Red and Black Auto Lease Germany 1 SA, Series 1, Class A, 0.91%, 4/15/24		500	648,459

			1,710,547
Netherlands — 0.2%
HIGHWAY BV, Series 2012-1, Class A, 1.23%, 3/26/24 (a)		280	366,125
United Kingdom — 0.5%
Bumper 5 UK Finance PLC, Series 2012-5, Class A2, 1.89%, 6/20/22 (a)	GBP	446	682,097
Turbo Finance 2 PLC, Series 2012-1, Class A, 1.89%, 2/20/19 (a)		161	245,405

			927,502
United States — 1.5%
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17		550	866,729
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.30%, 7/25/37 (a)	USD	27	27,054
SLM Student Loan Trust, Series 2003-10, 5.15%, 12/15/39	GBP	1,280	1,799,842

			2,693,625
Total Asset-Backed Securities — 3.3%			5,775,884

Corporate Bonds
Denmark — 1.2%
Nykredit Realkredit A/S, 1.32%, 10/01/38 (a)	DKK	5	908
Realkredit Danmark A/S, 2.00%, 1/01/14		12,450	2,191,555

			2,192,463
Finland — 0.6%
Nordic Investment Bank, 6.00%, 8/20/14	AUD	1,035	979,028
France — 0.4%
Societe Generale SFH, 1.75%, 3/05/20	EUR	500	649,542
Germany — 1.1%
Commerzbank AG, 6.38%, 3/22/19		250	336,800
FMS Wertmanagement AoeR, 1.63%, 2/22/17		800	1,070,929
ThyssenKrupp AG, 4.00%, 8/27/18		375	496,966

			1,904,695
Ireland — 0.5%
Aquarius and Investments PLC for Swiss Reinsurance Co. Ltd., 6.38%, 9/01/24 (a)	USD	200	200,150
Aquarius and Investments PLC For Zurich Insurance Co. Ltd., 4.25%, 10/02/43 (a)	EUR	195	249,159
DEPFA ACS Bank, 1.65%, 12/20/16	JPY	40,000	392,279

			841,588
Italy — 0.3%
Davide Campari-Milano SpA, 5.38%, 10/14/16	EUR	356	500,428
Mexico — 0.2%
America Movil SAB de CV, 4.38%, 7/16/42	USD	460	392,035

Corporate Bonds	Par (000)		Value
Netherlands — 0.7%
Achmea BV, 6.00%, 4/04/43	EUR	100	$133,418
Allianz Finance II BV, 5.75%, 7/08/41 (a)		500	718,905
Koninklijke KPN NV, 5.63%, 9/30/24		270	398,893

			1,251,216
Philippines — 4.5%
Asian Development Bank, 2.35%, 6/21/27	JPY	700,000	8,011,873
South Korea — 0.2%
POSCO, 5.25%, 4/14/21 (b)	USD	345	360,232
Spain — 0.2%
Caja Rural de Navarra, Sociedad Cooperativa de Crédito Ltd., 2.88%, 6/11/18	EUR	300	379,824
Switzerland — 0.2%
UBS AG, 4.75%, 5/22/23 (a)	USD	370	351,500
United Kingdom — 0.6%
Lloyds TSB Bank PLC, 10.75%, 12/16/21 (a)	GBP	50	88,768
Nationwide Building Society, 4.13%, 3/20/23 (a)	EUR	230	283,514
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (b)	USD	600	679,392

			1,051,674
United States — 1.2%
Copano Energy LLC/Copano Energy Finance Corp., 7.13%, 4/01/21		390	433,875
COX Communications, Inc., 8.38%, 3/01/39 (b)		100	135,535
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42		120	107,049
Ford Motor Credit Co. LLC, 12.00%, 5/15/15		420	495,255
Lorillard Tobacco Co., 7.00%, 8/04/41		130	137,685
QVC, Inc., 5.95%, 3/15/43 (b)		240	215,854
Reynolds American, Inc., 4.75%, 11/01/42		120	107,168
WM Covered Bond Program, 4.38%, 9/16/14	EUR	410	551,178

			2,183,599
Total Corporate Bonds — 11.9%			21,049,697

Foreign Agency Obligations
Australia — 1.7%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	3,180	2,945,359
British Virgin Islands — 0.3%
CNPC General Capital Ltd., 3.40%, 4/16/23	USD	525	482,088
France — 0.3%
Electricite de France SA, 5.50%, 10/17/41	GBP	300	470,647
Germany — 0.3%
Kreditanstalt fuer Wiederaufbau, 5.50%, 8/08/13	AUD	550	504,254
Luxembourg — 0.7%
Gazprom Oao Via Gaz Capital SA, 3.39%, 3/20/20	EUR	990	1,227,455
South Korea — 0.8%
Export-Import Bank of Korea, 2.00%, 4/30/20		660	831,576
The Korea Development Bank, 1.50%, 5/30/18		524	673,783

			1,505,359

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Spain — 1.3%
Banco Financiero y de Ahorros SA, 3.88%, 11/30/13	EUR	1,300	$1,705,720
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	700	658,394

			2,364,114
United Arab Emirates — 0.3%
Emirates Airline, 4.50%, 2/06/25	USD	530	485,056
United Kingdom — 0.7%
Network Rail Infrastructure Finance PLC, 4.88%, 11/27/15	GBP	730	1,219,776
Total Foreign Agency Obligations — 6.4%			11,204,108

Foreign Government Obligations
Australia — 4.9%
Commonwealth of Australia:
5.75%, 7/15/22	AUD	20	21,134
4.75%, 4/21/27		650	634,686
New South Wales Treasury Corp., 2.75%, 11/20/25		1,515	1,713,119
Queensland Treasury Corp., 6.00%, 9/14/17		6,155	6,205,007

			8,573,946
Austria — 4.5%
Republic of Austria:
4.30%, 7/15/14	EUR	3,500	4,748,603
4.00%, 9/15/16		2,205	3,175,331

			7,923,934
Belgium — 4.9%
Kingdom of Belgium:
4.25%, 9/28/13		1,900	2,497,269
2.75%, 3/28/16		295	405,322
4.00%, 3/28/17		200	288,231
3.50%, 6/28/17		3,880	5,506,422

			8,697,244
Canada — 0.5%
Canada Housing Trust No. 1, 2.40%, 12/15/22	CAD	975	946,437
Denmark — 3.7%
Kingdom of Denmark, 3.13%, 3/17/14	EUR	4,860	6,456,299
Finland — 2.7%
Republic of Finland, 4.25%, 7/04/15		3,425	4,812,413
France — 4.9%
Republic of France:
1.75%, 2/25/17		1,800	2,415,668
1.00%, 5/25/18		550	708,740
4.00%, 10/25/38		3,739	5,471,786

			8,596,194
Germany — 0.4%
Federal Republic of Germany:
2.00%, 1/04/22		330	447,909
2.50%, 7/04/44		250	326,775

			774,684
Ireland — 0.5%
Republic of Ireland, 3.90%, 3/20/23		725	928,252

Foreign Government Obligations		Par (000)	Value
Italy — 10.8%
Buoni Poliennali Del Tesoro:
3.75%, 4/15/16	EUR	1,370	$1,843,043
4.75%, 9/15/16		1,145	1,578,611
4.00%, 2/01/17		3,100	4,172,640
4.75%, 5/01/17		400	549,767
4.50%, 2/01/20		1,625	2,186,535
4.25%, 3/01/20		3,415	4,531,789
5.50%, 11/01/22		250	349,143
4.50%, 5/01/23		875	1,138,937
5.00%, 8/01/39		325	425,115
5.00%, 9/01/40		760	986,894
4.75%, 9/01/44		1,000	1,239,880

			19,002,354
Japan — 13.4%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	813,000	8,311,757
Government of Japan (10 Year), Series 318, 1.00%, 9/20/21		61,000	627,731
Government of Japan (20 Year), Series 130, 1.80%, 9/20/31		891,000	9,252,763
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37		72,000	816,682
Series 27, 2.50%, 9/20/37		176,000	2,032,292
Series 37, 1.90%, 9/20/42		178,000	1,822,562
Government of Japan CPI Linked, Series 14, 1.20%, 12/10/17		66,300	729,376

			23,593,163
Mexico — 0.5%
United Mexican States, 8.50%, 11/18/38	MXN	10,000	898,940
Netherlands — 2.1%
Kingdom of the Netherlands:
1.25%, 1/15/18	EUR	2,725	3,584,113
2.25%, 7/15/22		130	173,782

			3,757,895
Slovenia — 2.0%
Republic of Slovenia:
4.38%, 4/02/14		630	823,996
0.00%, 10/16/14		1,390	1,720,378
4.75%, 5/10/18	USD	370	351,500
5.85%, 5/10/23		700	651,000

			3,546,874
South Africa — 0.7%
Republic of South Africa, 6.50%, 2/28/41	ZAR	16,192	1,261,855
Spain — 4.1%
Kingdom of Spain:
3.15%, 1/31/16	EUR	10	13,129
3.25%, 4/30/16		483	634,942
4.25%, 10/31/16		1,390	1,871,306
5.50%, 7/30/17		526	738,396
4.10%, 7/30/18		55	73,011
5.50%, 4/30/21		610	851,805
5.40%, 1/31/23		500	683,427
4.80%, 1/31/24		800	1,037,695
4.20%, 1/31/37		780	871,010
4.70%, 7/30/41		325	388,062

			7,162,783

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Turks and Caicos Islands — 0.8%
Turks and Caicos Islands, 3.20%, 2/22/16 (b)	USD	1,330	$1,384,121
United Kingdom — 2.8%
United Kingdom Gilt, 4.50%, 12/07/42	GBP	2,779	5,004,720
Total Foreign Government Obligations — 64.2%			113,322,108

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.7%
Netherlands — 0.4%
Storm BV, Series 2010-1, Class A1, 1.01%, 3/22/52 (a)	EUR	518	676,699
United Kingdom — 1.8%
Arkle Master Issuer PLC:
Series 2010-2A, Class 1A1, 1.67%, 5/17/60 (a)(b)	USD	2,025	2,028,141
Series 2012-1A, Class 2A1, 1.97%, 5/17/60 (a)(b)		578	591,310
Holmes Master Issuer PLC, Series 2010-1A, Class A2, 1.68%, 10/15/54 (a)(b)		517	519,954

			3,139,405
United States — 0.5%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.93%, 11/25/34 (a)		495	480,312
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 4.88%, 1/25/35 (a)		429	415,579

			895,891
Commercial Mortgage-Backed Securities — 0.4%
Ireland — 0.3%
German Residential Asset Note Distributor PLC, Series 1, Class B, 1.73%, 1/20/21 (a)	EUR	238	308,233
German Residential Funding PLC, Series 2013-1, Class D, 3.68%, 8/27/24		210	271,432
United Kingdom — 0.1%
Taurus CMBS PLC, Series 2013-GMF1, Class D, 0.00%, 5/21/24		194	250,625

			250,625
Total Non-Agency Mortgage-Backed Securities — 3.1%			5,542,285

Preferred Securities	Par (000)		Value
Capital Trusts
France — 0.2%
Veolia Environnement SA, 4.45%, 1/29/49 (a)	EUR	300	$376,826
Germany — 1.3%
RWE AG, 4.63%, 9/29/49 (a)		1,730	2,302,508
United Kingdom — 1.6%
BG Energy Capital PLC, 6.50%, 11/30/72 (a)		890	1,277,204
Legal & General Group PLC, 5.88%, 12/31/49 (a)	GBP	650	1,019,271
NGG Finance PLC, 4.25%, 6/18/76 (a)	EUR	340	434,814

			2,731,289
Total Capital Trusts — 3.1%			5,410,623

Trust Preferreds		Shares
Netherlands — 0.5%
Swiss Reinsurance Co via ELM BV, 5.25%, 5/29/49 (a)		700	920,261
Total Trust Preferreds — 0.5%			920,261
Total Preferred Securities — 3.6%			6,330,884
Total Long-Term Investments (Cost — $168,626,887) — 92.5%			163,224,966

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)		6,902,589	6,902,589
Total Short-Term Securities (Cost — $6,902,589) — 3.9%			6,902,589

Options Purchased
(Cost — $444,703) — 0.2%			273,033
Total Investments Before Options Written (Cost — $175,974,179) — 96.6%			170,400,588

Options Written
(Premiums Received — $ 379,918) — (0.1)%			(214,760)
Total Investments Net of Options Written — 96.5%			170,185,828
Other Assets Less Liabilities — 3.5%			6,248,928

Net Assets — 100.0%			$176,434,756

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,284,314	2,618,275	6,902,589	$1,523

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	21

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
59	Australian Government Bonds (10 Year)	Sydney	September 2013	USD	48,988,113	$(171,367)
21	Canadian Government Bonds (10 Year)	Montreal	September 2013	USD	2,623,952	(102,037)
45	Euro-Bund	Eurex	September 2013	USD	8,289,381	(90,683)
22	Euro-Buxl	Eurex	September 2013	USD	3,680,889	(56,348)
11	Japanese Government Bonds (10 Year)	Tokyo	September 2013	USD	15,826,780	(14,370)
11	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2013	USD	1,331,516	(19,636)
1	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2013	USD	135,844	(6,243)
(138)	Australian Government Bonds (3 Year)	Sydney	September 2013	USD	(37,251,636)	76,939
(57)	Euro-Bobl	Eurex	September 2013	USD	(9,289,043)	65,085
(205)	Euro-Schatz	Eurex	September 2013	USD	(29,446,769)	32,241
(12)	Gilt British	NYSE Liffe	September 2013	USD	(2,042,344)	77,099
(19)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2013	USD	(4,180,000)	7,833
(163)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	(20,629,687)	479,693
(5)	Ultra Treasury Bonds	Chicago Board of Trade	September 2013	USD	(736,562)	26,338
Total						$304,544

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	285,000	USD	264,871	Citibank N.A.	7/17/13	$(4,599)
AUD	1,814,000	USD	1,861,472	Deutsche Bank AG	7/17/13	(204,865)
AUD	646,822	USD	617,291	The Bank of New York Mellon	7/17/13	(26,590)
CAD	1,754,000	USD	1,720,136	Barclays Bank PLC	7/17/13	(53,137)
CHF	930,899	USD	1,002,021	Barclays Bank PLC	7/17/13	(16,318)
GBP	600,000	USD	903,930	Bank of America N.A.	7/17/13	8,523
GBP	700,000	USD	1,096,894	Deutsche Bank AG	7/17/13	(32,366)
GBP	54,000	USD	83,529	Goldman Sachs Bank USA	7/17/13	(1,408)
GBP	625,000	USD	951,323	Goldman Sachs Bank USA	7/17/13	(852)
GBP	120,000	USD	182,972	JPMorgan Chase Bank N.A.	7/17/13	(481)
JPY	120,000,000	USD	1,268,905	Citibank N.A.	7/17/13	(58,896)
JPY	28,115,000	USD	289,420	Citibank N.A.	7/17/13	(5,925)
JPY	37,920,000	USD	389,698	Deutsche Bank AG	7/17/13	(7,335)
JPY	3,433,456,000	USD	34,624,890	Deutsche Bank AG	7/17/13	(3,938)
MXN	25,183,000	USD	2,073,602	Citibank N.A.	7/17/13	(133,477)
NOK	2,476,174	USD	425,074	UBS AG	7/17/13	(17,702)
NZD	2,952,000	USD	2,436,622	Barclays Bank PLC	7/17/13	(152,169)
PLN	5,095,424	USD	1,547,594	UBS AG	7/17/13	(15,973)
SEK	8,349,547	USD	1,284,026	UBS AG	7/17/13	(39,529)
SGD	1,178,000	USD	950,543	Deutsche Bank AG	7/17/13	(21,117)
USD	263,215	AUD	270,000	Citibank N.A.	7/17/13	16,641
USD	14,731,998	AUD	14,149,736	UBS AG	7/17/13	1,809,969
USD	477,820	DKK	2,714,237	Deutsche Bank AG	7/17/13	4,046
USD	267,708	GBP	175,000	Credit Suisse International	7/17/13	1,576
USD	319,668	GBP	209,806	Deutsche Bank AG	7/17/13	605
USD	637,298	GBP	417,725	Deutsche Bank AG	7/17/13	2,041
USD	1,213,785	GBP	779,389	Deutsche Bank AG	7/17/13	28,525
USD	371,439	JPY	37,000,000	Barclays Bank PLC	7/17/13	(1,648)
USD	240,066	JPY	23,715,000	BNP Paribas S.A.	7/17/13	938
USD	615,000	JPY	61,653,934	Citibank N.A.	7/17/13	(6,682)
USD	193,500	JPY	19,525,000	Citibank N.A.	7/17/13	(3,379)
USD	265,000	JPY	26,379,557	Citibank N.A.	7/17/13	(996)
USD	181,295	JPY	17,670,000	Citibank N.A.	7/17/13	3,121
USD	180,000	JPY	17,222,202	Citibank N.A.	7/17/13	6,341
USD	126,324	JPY	12,300,000	The Bank of New York Mellon	7/17/13	2,298

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,207,433	MXN	14,609,000	JPMorgan Chase Bank N.A.	7/17/13	$81,940
USD	2,380,774	NZD	2,839,000	BNP Paribas S.A.	7/17/13	183,768
USD	618,380	ZAR	5,929,000	Barclays Bank PLC	7/17/13	20,296
USD	54,125	ZAR	543,044	Deutsche Bank AG	7/17/13	(654)
ZAR	4,624,000	USD	494,753	JPMorgan Chase Bank N.A.	7/17/13	(28,311)
CHF	2,432,002	EUR	1,965,000	UBS AG	7/22/13	17,302
EUR	4,398,712	CHF	5,342,776	Barclays Bank PLC	7/22/13	68,572
EUR	675,000	CHF	833,419	UBS AG	7/22/13	(3,824)
EUR	1,959,000	USD	2,579,460	Bank of America N.A.	7/23/13	(29,279)
EUR	637,000	USD	817,417	Barclays Bank PLC	7/23/13	11,815
EUR	1,100,000	USD	1,467,675	Citibank N.A.	7/23/13	(35,720)
EUR	2,900,000	USD	3,866,434	Deutsche Bank AG	7/23/13	(91,280)
EUR	1,975,956	USD	2,591,407	Deutsche Bank AG	7/23/13	(19,153)
EUR	350,000	USD	467,559	Deutsche Bank AG	7/23/13	(11,937)
EUR	350,000	USD	462,014	Deutsche Bank AG	7/23/13	(6,392)
EUR	452,132	USD	592,289	Deutsche Bank AG	7/23/13	(3,714)
EUR	636,314	USD	831,867	Deutsche Bank AG	7/23/13	(3,528)
EUR	74,291	USD	96,820	Deutsche Bank AG	7/23/13	(110)
EUR	400,000	USD	520,888	Goldman Sachs Bank USA	7/23/13	(177)
EUR	661,956	USD	854,234	Goldman Sachs Bank USA	7/23/13	7,485
EUR	50,098	USD	66,091	The Bank of New York Mellon	7/23/13	(875)
USD	56,067	EUR	43,000	Bank of America N.A.	7/23/13	91
USD	132,003	EUR	100,000	Bank of America N.A.	7/23/13	1,826
USD	630,861	EUR	490,000	Barclays Bank PLC	7/23/13	(7,010)
USD	21,941,510	EUR	16,809,000	Barclays Bank PLC	7/23/13	59,940
USD	296,535	EUR	225,000	BNP Paribas S.A.	7/23/13	3,636
USD	260,650	EUR	200,000	Citibank N.A.	7/23/13	295
USD	228,522	EUR	175,000	Citibank N.A.	7/23/13	711
USD	177,363	EUR	135,000	Citibank N.A.	7/23/13	1,623
USD	180,078	EUR	135,000	Citibank N.A.	7/23/13	4,338
USD	251,720	EUR	194,000	Commonwealth Bank of Australia	7/23/13	(824)
USD	39,167	EUR	30,000	Credit Suisse International	7/23/13	113
USD	39,169	EUR	30,000	Credit Suisse International	7/23/13	116
USD	682,127	EUR	520,000	Credit Suisse International	7/23/13	5,203
USD	3,608,162	EUR	2,760,000	Credit Suisse International	7/23/13	15,257
USD	274,319	EUR	210,000	Deutsche Bank AG	7/23/13	946
USD	390,629	EUR	298,871	Deutsche Bank AG	7/23/13	1,565
USD	932,862	EUR	705,000	Deutsche Bank AG	7/23/13	15,110
USD	195,514	EUR	150,000	Goldman Sachs Bank USA	7/23/13	248
USD	2,589,635	EUR	1,985,000	Goldman Sachs Bank USA	7/23/13	5,608
USD	1,721,078	EUR	1,310,000	Goldman Sachs Bank USA	7/23/13	15,750
USD	586,809	EUR	440,000	JPMorgan Chase Bank N.A.	7/23/13	14,027
USD	145,457	EUR	110,000	The Bank of New York Mellon	7/23/13	2,262
BRL	1,034,998	USD	505,000	Citibank N.A.	7/24/13	(43,968)
BRL	804,460	USD	380,000	UBS AG	7/24/13	(21,659)
PLN	1,429,512	EUR	335,000	Deutsche Bank AG	7/24/13	(6,600)
USD	866,728	BRL	1,839,458	JPMorgan Chase Bank N.A.	7/24/13	47,355
EUR	837,300	HUF	250,030,477	Deutsche Bank AG	7/25/13	(10,300)
JPY	115,137,600	USD	1,200,000	Citibank N.A.	7/25/13	(38,985)
JPY	88,797,012	USD	875,000	Deutsche Bank AG	7/25/13	20,404
JPY	80,653,545	USD	795,000	Goldman Sachs Bank USA	7/25/13	18,288
JPY	421,005,000	USD	4,369,198	HSBC Bank USA N.A.	7/25/13	(123,901)
USD	885,000	JPY	88,880,550	Deutsche Bank AG	7/25/13	(11,247)
USD	875,000	JPY	86,447,112	Deutsche Bank AG	7/25/13	3,291

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	23

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,200,000	JPY	115,788,000	Deutsche Bank AG	7/25/13	$32,426
USD	3,881,541	JPY	384,231,800	JPMorgan Chase Bank N.A.	7/25/13	7,055
USD	840,000	JPY	86,026,500	UBS AG	7/25/13	(27,467)
CAD	918,865	NZD	1,090,000	Deutsche Bank AG	8/12/13	30,839
MYR	3,587,032	USD	1,188,743	UBS AG	8/14/13	(57,093)
INR	49,519,600	USD	890,000	Deutsche Bank AG	8/21/13	(64,852)
USD	1,865,981	GBP	1,223,033	Deutsche Bank AG	8/21/13	6,500
USD	192,783	GBP	123,000	Goldman Sachs Bank USA	8/21/13	5,775
USD	832,542	INR	49,519,600	Deutsche Bank AG	8/21/13	7,394
EUR	1,730,000	USD	2,242,511	Citibank N.A.	8/28/13	9,971
USD	2,182,800	EUR	1,700,000	Deutsche Bank AG	8/28/13	(30,621)
USD	7,431,810	EUR	5,730,000	Deutsche Bank AG	8/28/13	(28,722)
USD	131	EUR	100	Deutsche Bank AG	8/28/13	1
NOK	2,650,000	CZK	8,860,275	JPMorgan Chase Bank N.A.	9/19/13	(8,578)
Total						$1,087,603

•	Exchange-traded options purchased as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar Futures	Put	USD	98.50	12/16/13	510	$9,562

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	USD	6,100	$263,471

•	Exchange-traded options written as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar Futures	Put	USD	98.00	12/16/13	510	$(6,375)

•	Over-the-counter interest rate swaptions written as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	USD	12,200	$(208,385)

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.90%[1]	6-month EURIBOR	Deutsche Bank AG	11/30/17	EUR	3,900	$(21,905)
0.88%[1]	6-month EURIBOR	Citibank N.A.	1/10/18	EUR	1,970	(22,441)
1.78%[2]	6-month EURIBOR	Citibank N.A.	9/28/22	EUR	1,210	19,367
Total						$(24,979)

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$5,775,884	—	$5,775,884
Corporate Bonds	—	21,049,697	—	21,049,697
Foreign Agency Obligations	—	11,204,108	—	11,204,108
Foreign Government Obligations	—	113,322,108	—	113,322,108
Non-Agency Mortgage-Backed Securities	—	5,542,285	—	5,542,285
Preferred Securities.	—	6,330,884	—	6,330,884
Short-Term Securities.	$6,902,589	—	—	6,902,589
Options Purchased:
Interest Rate Contracts	9,562	263,471	—	273,033
Total	$6,912,151	$163,488,437	—	$170,400,588

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,613,766	—	$2,613,766
Interest rate contracts	$765,228	19,367	—	784,595
Liabilities:
Foreign currency exchange contracts	—	(1,526,163)	—	(1,526,163)
Interest rate contracts	(467,059)	(252,731)	—	(719,790)
Total	$298,169	$854,239	—	$1,152,408

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash.	$476,563	—	—	$476,563
Foreign currency at value.	1,054,116	—	—	1,054,116
Cash pledged for financial futures contracts	777,000	—	—	777,000
Cash pledged as collateral for over-the-counter swaps	50,000	—	—	50,000
Liabilities:
Cash received as collateral for over-the-counter swaps	—	$(100,000)	—	(100,000)
Total	$2,357,679	$(100,000)	—	$2,257,679

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	25

Consolidated Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 3.6%
ACAS CLO Ltd.:
Series 2007-1A, Class A1S, 0.49%, 4/15/21 (a)(b)	USD	33,790	$32,941,871
Series 2013-1A, Class C, 3.24%, 4/20/25 (a)(b)		2,000	1,980,000
Series 2013-1A, Class D, 4.09%, 4/20/25 (a)(b)		1,000	980,000
Alm Loan Funding, Series 2012-7A, Class C, 4.78%, 10/19/24 (a)(b)		1,125	1,134,788
ALM V Ltd., Series 2012-5X, Class D, 5.78%, 2/13/23 (b)		1,750	1,747,375
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1, 1.47%, 7/13/25 (a)(b)		6,735	6,695,937
ARES CLO Ltd., Series 2012-2A, Class C, 3.43%, 10/12/23 (a)(b)		2,000	2,015,200
ARES XXVI CLO Ltd., Series 2013-1A, Class D, 4.06%, 4/15/25 (a)(b)		500	459,460
Atrium IX, Series 9A, Class D, 3.96%, 2/28/24 (a)(b)		1,250	1,232,625
Avery Point II CLO Ltd., Series 2013-2A, Class A, 1.42%, 7/17/25 (a)(b)		23,055	22,829,061
Benefit Street Partners CLO Ltd., Series 2013-IIA, Class A1, 1.48%, 7/15/24 (a)(b)		3,210	3,198,765
Carlyle Global Market Strategies, Series 2012-4A, Class E, 5.78%, 1/20/25 (a)(b)		3,400	3,402,720
Carlyle High Yield Partners X Ltd., Series 2007-10A, Class D, 1.48%, 4/19/22 (a)(b)		2,500	2,200,000
Cent CLO LP, Series 2013-17A, Class C, 3.79%, 1/30/25 (a)(b)		1,000	982,550
CIFC Funding Ltd.:
Series 2012-3A, Class A2L, 2.53%, 1/29/25 (a)(b)		4,480	4,524,800
Series 2013-1A, Class C, 3.88%, 4/16/25 (a)(b)		1,700	1,723,120
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.50%, 10/20/43 (a)(b)		3,598	3,359,607
ECP CLO Ltd.:
Series 2008-1A, Class A2, 3.27%, 3/17/22 (a)(b)		14,850	14,850,000
Series 2012-4A, Class A1, 1.62%, 6/19/24 (a)(b)		4,790	4,796,419
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.93%, 3/21/24 (a)(b)		1,000	962,800
Fraser Sullivan CLO II Ltd., Series 2006-2A, Class B, 0.67%, 12/20/20 (a)(b)		2,000	1,940,000
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class D, 5.78%, 4/20/23 (a)(b)		5,000	4,999,750
Galaxy XII CLO Ltd., Series 2012-12A, Class A, 1.67%, 5/19/23 (a)(b)		11,500	11,514,375
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.88%, 4/15/25 (a)(b)		3,000	2,835,000
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class E, 5.78%, 4/17/22 (a)(b)		7,000	6,999,300
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.78%, 4/15/25 (a)(b)		1,000	982,160
Highbridge Loan Management Ltd., Series 2012-1A, Class B, 4.42%, 9/20/22 (a)(b)		3,000	3,027,000
ING Investment Management CLO Ltd.:
Series 2012-2A, Class A, 1.81%, 10/15/22 (a)(b)		6,455	6,491,148
Series 2012-2A, Class C, 3.73%, 10/15/22 (a)(b)		5,000	5,045,000
Series 2012-3A, Class D, 5.03%, 10/15/22 (a)(b)		4,000	4,034,800

Asset-Backed Securities		Par (000)		Value
Cayman Islands (concluded)
KKR CLO Trust, Series 2013-1A, Class A1, 1.45%, 7/15/25 (a)(b)	USD	7,785		$7,648,763
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.03%, 10/15/17 (a)(b)		7,973		7,953,452
LCM IX LP, Series 9A, Class E, 4.48%, 7/14/22 (a)(b)		3,000		2,860,500
Marea CLO Ltd.:
Series 2012-1A, Class B, 2.63%, 10/16/23 (a)(b)		2,143		2,159,073
Series 2012-1A, Class C, 3.73%, 10/16/23 (a)(b)		1,964		1,973,761
Series 2012-1X, Class D, 4.83%, 10/16/23 (b)		1,500		1,515,750
Marine Park CLO Ltd., Series 2012-1A, Class D, 6.02%, 5/18/23 (a)(b)		1,000		990,000
Mountain Hawk CLO Ltd., Series 2013-2A, Class A1, 1.43%, 7/22/24 (a)(b)		10,005		9,924,960
Muir Woods CLO Ltd., Series 2012-1A, Class C, 4.02%, 9/14/23 (a)(b)		4,200		4,323,984
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)		1,000		1,002,000
Octagon Investment Partners XV Ltd., Series 2013-1A, Class E, 5.15%, 1/19/25 (a)(b)		1,250		1,162,500
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		8,330		8,316,672
OHA Loan Funding Ltd., Series 2012-1A, Class A, 1.67%, 1/23/25 (a)(b)		12,260		12,321,300
OZLM Funding Ltd.:
Series 2012-2X, Class B, 3.53%, 10/30/23 (b)		5,050		5,125,215
Series 2013-3A, Class A1, 1.58%, 1/22/25 (a)(b)		4,500		4,500,000
Regatta Funding LP, Series 2013-2A, Class D, 6.30%, 1/15/25 (a)(b)		1,750		1,749,790

				233,413,351
Italy — 0.1%
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	5,301		6,963,762
United States — 6.2%
Adirondack Park CLO Ltd., Series 2013-1A, Class E, 4.93%, 4/15/24 (a)(b)	USD	2,250		2,058,750
Ally Auto Receivables Trust, Series 2012-A, Class R, 0.00%, 10/15/18 (a)(d)		—	(c)	11,262,504
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		4,500		4,660,997
Series 2012-2, Class C, 2.64%, 10/10/17		2,575		2,614,485
Series 2012-3, Class C, 2.42%, 5/08/18		2,540		2,571,201
Series 2012-4, Class B, 1.31%, 11/08/17		1,675		1,671,782
Series 2012-4, Class C, 1.93%, 8/08/18		2,640		2,610,548

BOAA_12-1: Cert, Series 2012-1, 32.11%, 3/15/19 (d)		15,937		2,912,424
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17	GBP	1,500		2,363,805
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A 3, 0.33%, 12/25/36 (b)	USD	9,750		5,537,054
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.79%, 11/07/23 (a)(b)		2,320		2,330,623
Series 2012-1A, Class C, 2.19%, 11/07/23 (a)(b)		1,495		1,501,820

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
United States (continued)
Credit Acceptance Auto Loan Trust:
Series 2010-1, Class A, 2.06%, 4/16/18 (a)	USD	114	$114,394
Series 2010-1, Class B, 3.63%, 10/15/18 (a)		5,450	5,463,859
Series 2011-1, Class A, 2.61%, 3/15/19 (a)		5,000	5,055,315
Series 2011-1, Class B, 3.96%, 9/15/19 (a)		2,250	2,311,195
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,865	3,872,892
Series 2012-2A, Class B, 2.21%, 9/15/20 (a)		1,750	1,754,624
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		1,840	1,854,232
Series 2011-3A, Class D, 5.83%, 3/15/18 (a)		7,295	7,531,891
Series 2012-1A, Class B, 2.26%, 10/16/17 (a)		2,500	2,507,278
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		1,400	1,412,363
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,285	3,366,021
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)		480	480,709
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)		200	201,804
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A4, 0.40%, 12/25/36 (b)		11,633	5,919,422
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		1,265	1,270,027
Series 2011-2, Class C, 2.37%, 9/15/15		3,025	3,035,875
Series 2011-2, Class D, 2.86%, 9/15/15		2,100	2,111,147
Series 2012-1, Class C, 1.69%, 1/15/16 (b)		3,470	3,489,234
Series 2012-1, Class D, 2.29%, 1/15/16 (b)		3,250	3,276,969
Series 2012-2, Class C, 2.86%, 1/15/19		815	845,587
Series 2012-2, Class D, 3.50%, 1/15/19		1,445	1,523,305
Series 2012-4, Class C, 1.39%, 9/15/16		1,975	1,981,869
Series 2012-4, Class D, 2.09%, 9/15/16		3,445	3,471,861
Series 2013-1, Class D, 1.82%, 1/15/18		3,530	3,516,763
Fremont Home Loan Trust:
Series 2006-3, Class 2A3, 0.36%, 2/25/37 (b)		10,000	4,845,100
Series 2006-B, Class 2A3, 0.35%, 8/25/36 (b)		12,430	4,682,341
GSAA Home Equity Trust, Series 2005-11, Class 2A1, 0.47%, 10/25/35 (b)		4,233	3,892,821
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (a)		1,445	1,444,422
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)		3,200	3,202,880
Series 2012-T2, Class B1, 1.74%, 10/15/43 (a)		1,269	1,269,000
Series 2012-T2, Class B2, 2.48%, 10/15/45 (a)		1,150	1,158,395
Series 2012-T2, Class C2, 3.96%, 10/15/45 (a)		2,100	2,156,490
Series 2012-T2, Class D2, 4.94%, 10/15/45 (a)		1,030	1,060,591
Series 2013-T1, Class C2, 2.49%, 1/16/46 (a)		900	901,440

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2013-T1, Class D2, 3.23%, 1/16/46 (a)	USD	1,610	$1,610,483
Series 2013-T3, Class B3, 2.14%, 5/15/46 (a)		4,505	4,457,134
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,010	2,044,644
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (a)		9,641	11,033,649
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (a)		1,759	1,858,217
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)		7,216	7,550,440
Lehman XS Trust, Series 2007-1, Class 2A1, 5.86%, 2/25/37 (b)		10,088	8,894,110
Mastr Asset Backed Securities Trust, Series 2006-NC3, Class A4, 0.35%, 10/25/36 (b)		9,800	5,423,696
Nationstar Mortgage Advance Receivable Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (a)		14,500	14,499,913
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (a)		15,000	14,999,940
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.38%, 8/23/27 (b)		1,910	1,848,450
Series 2008-3, Class A4, 1.92%, 11/25/24 (b)		4,435	4,639,839
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-FM1, Class M2, 0.68%, 5/25/35 (b)		9,500	8,202,053
PFS Financing Corp.:
Series 2012-AA, Class A, 1.39%, 2/15/16 (a)(b)		3,490	3,503,028
Series 2012-AA, Class B, 1.89%, 2/15/16 (a)(b)		4,965	4,984,766
Series 2012-BA, Class B, 1.69%, 10/17/16 (a)(b)		4,030	4,016,584
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF3, 7.24%, 9/25/37 (e)		15,000	8,585,775
Santander Drive Auto Receivables Trust:
Series 2011-4, Class C, 3.82%, 8/15/17		445	461,879
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		1,239	1,243,075
Series 2011-S1A, Class C, 1.89%, 5/15/17 (a)		594	595,921
Series 2012-1, Class B, 2.72%, 5/16/16		1,780	1,812,092
Series 2012-1, Class C, 3.78%, 11/15/17		2,400	2,491,373
Series 2012-3, Class B, 1.94%, 12/15/16		4,175	4,211,765
Series 2012-3, Class C, 3.01%, 4/16/18		5,690	5,843,624
Series 2012-4, Class C, 2.94%, 12/15/17		3,395	3,449,731
Series 2012-5, Class B, 1.56%, 8/15/18		3,740	3,769,767
Series 2012-5, Class C, 2.70%, 8/15/18		1,780	1,791,203
Scholar Funding Trust, Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)		4,203	4,143,141
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.67%, 3/15/22 (b)		5,562	5,452,141
Series 2004-B, Class A2, 0.47%, 6/15/21 (b)		2,645	2,592,664
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		1,460	1,538,476

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
United States (concluded)
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)	USD	7,690	$8,331,492
Series 2012-A, Class A1, 1.59%, 8/15/25 (a)(b)		1,959	1,980,231
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		10,765	11,443,809
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		5,750	6,008,359
Series 2012-C, Class A1, 1.29%, 8/15/23 (a)(b)		4,243	4,266,071
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		9,015	9,328,199
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		21,090	21,639,753
Series 2012-E, Class A2A, 2.09%, 6/15/45 (a)		8,025	7,847,118
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		5,750	5,441,421
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (a)		30,476	30,491,386
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		7,700	7,658,320
Series 2012-C, Class C, 4.55%, 8/15/22		4,510	4,733,250
Series 2012-C, Class M, 3.32%, 8/15/22		2,270	2,307,598
Series 2012-D, Class A, 2.15%, 4/17/23		2,290	2,221,263
Series 2012-D, Class B, 3.34%, 4/17/23		3,290	3,137,035
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,445,043

			409,908,030
Total Asset-Backed Securities — 9.9%			650,285,143

Common Stocks		Shares
Ireland — 0.1%
Covidien PLC		74,769	4,698,484
Switzerland — 0.1%
Noble Corp.		115,970	4,358,153
United States — 0.0%
Agilent Technologies, Inc.		48,374	2,068,472
Zoetis, Inc.		69,000	2,131,410

			4,199,882
Total Common Stocks — 0.2%			13,256,519

Corporate Bonds
Australia — 0.1%
BHP Billiton Finance Ltd., 2.13%, 11/29/18	EUR	200	263,507
Leighton Finance USA Pty Ltd., 5.95%, 11/13/22	USD	6,100	6,012,770

			6,276,277
Belgium — 0.0%
Anheuser-Busch InBev NV, 2.88%, 9/25/24	EUR	290	375,581
Ontex IV SA, 9.00%, 4/15/19		1,119	1,461,636

			1,837,217
Bermuda — 0.0%
Bacardi Ltd., 2.75%, 7/03/23		335	429,188
Canada — 0.2%
MDC Partners, Inc., 6.75%, 4/01/20 (a)	USD	1,190	1,187,025
MEG Energy Corp., 6.50%, 3/15/21 (a)		2,430	2,408,737

Corporate Bonds		Par (000)	Value
Canada (concluded)
Novelis, Inc., 8.75%, 12/15/20	USD	3,050	$3,271,125
Teck Resources Ltd., 5.40%, 2/01/43		2,000	1,750,878
VPII Escrow Corp, 6.75%, 8/15/18 (a)		3,483	3,570,075

			12,187,840
China — 1.8%
21Vianet Group, Inc., 7.88%, 3/22/16	CNY	23,500	3,735,023
Bestgain Real Estate Ltd., 2.63%, 3/13/18	USD	12,200	11,557,158
Billion Express Investments Ltd., 0.75%, 10/18/15		15,000	15,135,000
Caifu Holdings Ltd., 8.75%, 1/24/20		5,000	4,442,560
China Datang Corp., 3.60%, 4/25/16	CNY	12,000	1,913,206
China Guangdong Nuclear Power Holding Co. Ltd., 3.75%, 11/01/15		30,000	4,810,368
China Nickel Resources Holdings Co. Ltd., 10.00%, 3/12/15	HKD	15,000	1,933,974
China Overseas Finance Cayman V Ltd., 5.35%, 11/15/42 (f)	USD	900	785,835
China Railway Resources Huitung Ltd., 3.85%, 2/05/23		9,900	8,870,321
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		10,750	9,585,237
Fantasia Holdings Group Co. Ltd., 13.75%, 9/27/17 (f)		4,100	4,433,125
Glorious Property Holdings Ltd., 13.25%, 3/04/18		5,700	5,193,874
Greentown China Holdings Ltd., 5.63%, 5/13/16	CNY	13,500	2,074,427
Hidili Industry International Development Ltd., 8.63%, 11/04/15	USD	3,000	2,295,000
Hopson Development Holdings Ltd., 9.88%, 1/16/18 (f)		6,000	5,489,922
Kaisa Group Holdings Ltd.:
6.88%, 4/22/16	CNY	38,500	5,791,336
12.88%, 9/18/17	USD	4,000	4,280,080
8.88%, 3/19/18		3,300	3,151,500
10.25%, 1/08/20		4,800	4,387,258
Sparkle Assets Ltd., 6.88%, 1/30/20		6,500	6,164,009
Sunac China Holdings Ltd., 9.38%, 4/05/18		400	385,158
UA Finance (BVI) Ltd., 6.90%, 5/02/18	CNY	28,000	4,655,636
Yingde Gases Investment Ltd., 8.13%, 4/22/18	USD	4,700	4,559,000

			115,629,007
Denmark — 0.0%
TDC A/S, 4.38%, 2/23/18	EUR	400	576,684
Finland — 0.2%
Citycon Oyj, 3.75%, 6/24/20		5,750	7,392,589
Nokia Oyj, 5.00%, 10/26/17		1,700	2,945,669

			10,338,258
France — 0.5%
Air Liquide SA, 2.38%, 9/06/23		300	384,030
Autoroutes du Sud de la France SA:
4.13%, 4/13/20		3,350	4,833,618
2.88%, 1/18/23		2,800	3,667,218
Banque Federative du Credit Mutuel SA, 2.00%, 9/19/19		500	642,085
BNP Paribas SA:
1.38%, 11/21/18		255	322,115
2.88%, 9/26/23		400	512,896
BPCE SA, 4.25%, 2/06/23		200	288,806
Carrefour SA, 1.88%, 12/19/17		300	390,591
Eutelsat SA, 3.13%, 10/10/22		3,200	4,183,459
Gecina SA, 2.88%, 5/30/23		2,600	3,218,306
Kering, 3.75%, 4/08/15		245	334,548
La Financiere Atalian SA, 7.25%, 1/15/20		1,532	1,956,727
Plastic Omnium SA, 2.88%, 5/29/20		7,700	9,458,975

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
France (concluded)
Société Générale SA, 2.38%, 2/28/18	EUR	200	$266,206
Unibail-Rodamco SE, 2.38%, 2/25/21		730	939,179
Valeo SA, 5.75%, 1/19/17		300	439,186

			31,837,945
Germany — 0.3%
Evonik Industries AG, 1.88%, 4/08/20		2,115	2,689,215
Hochtief AG, 4.25%, 3/20/20		2,285	2,922,786
Merck Financial Services GmbH, 4.50%, 3/24/20		285	427,001
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)		1,400	2,070,069
SAP AG, 2.13%, 11/13/19		270	348,491
ThyssenKrupp AG, 4.00%, 8/27/18		5,510	7,302,080
Trionista Holdco GmbH, 5.00%, 4/30/20		1,239	1,596,608
Trionista TopCo GmbH, 6.88%, 4/30/21		810	1,043,787
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		1,130	1,632,650

			20,032,687
Guernsey — 0.2%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/25 (a)	USD	16,450	16,450,000
Hong Kong — 0.9%
Champion MTN Ltd., 3.75%, 1/17/23		2,000	1,736,734
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18	HKD	40,000	4,591,255
CIFI Holdings Group Co. Ltd., 12.25%, 4/15/18	USD	5,200	5,250,544
Citic Pacific Ltd., 6.80%, 1/17/23		2,000	1,831,240
Far East Consortium International Ltd., 5.88%, 3/04/16	CNY	28,000	4,336,908
Gemdale Asia Holding Ltd., 5.63%, 3/21/18		37,500	5,502,533
Gemdale International Investment Ltd., 7.13%, 11/16/17	USD	2,000	1,955,710
IT Ltd., 6.25%, 5/15/18	CNY	23,000	3,449,149
MIE Holdings Corp., 6.88%, 2/06/18	USD	6,800	6,337,131
New World China Land Ltd., 5.50%, 2/06/18	CNY	30,000	4,788,180
PCCW-HKT Capital No. 5 Ltd., 3.75%, 3/08/23	USD	3,600	3,190,507
Poly Property Group Co. Ltd., 4.75%, 5/16/18		4,900	4,479,335
SmarTone Finance Ltd., 3.88%, 4/08/23		3,500	3,028,900
Sun Hung Kai Properties Capital Market Ltd., 3.63%, 1/16/23		4,800	4,381,061
Wheelock Finance Ltd., 3.00%, 3/19/18		7,000	6,667,584

			61,526,771
India — 0.1%
Reliance Industries Ltd., 5.88%, 12/31/49		2,600	2,268,500
Sintex Industries Ltd., 7.50%, 11/29/17 (g)		3,000	2,707,500

			4,976,000
Indonesia — 0.1%
Comfeed Finance BV, 6.00%, 5/02/18		8,400	7,708,848
Theta Capital Pte Ltd., 6.13%, 11/14/20		1,900	1,809,442

			9,518,290
Ireland — 0.4%
AIB Mortgage Bank, 2.63%, 7/28/17	EUR	1,910	2,508,165
Ardagh Glass Finance PLC, 8.75%, 2/01/20		572	759,430
Ardagh Packaging Finance PLC:
9.13%, 10/15/20 (a)	USD	853	909,511
9.25%, 10/15/20	EUR	545	743,092
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 (a)	USD	6,488	6,252,810
Cloverie PLC for Zurich Insurance Co. Ltd., 7.50%, 7/24/39 (b)	EUR	100	156,880
CRH Finance Ltd., 3.13%, 4/03/23		2,540	3,232,379

Corporate Bonds		Par (000)	Value
Ireland (concluded)
Novatek OAO via Novatek Finance Ltd., 4.42%, 12/13/22 (a)	USD	6,465	$5,931,637
Sibur Securities Ltd., 3.91%, 1/31/18 (a)		5,930	5,485,250

			25,979,154
Italy — 0.4%
Banca Monte dei Paschi di Siena SpA, 4.88%, 9/15/16	EUR	1,054	1,395,254
Buzzi Unicem SpA, 6.25%, 9/28/18		4,339	5,962,976
Cerved Technologies SpA:
6.38%, 1/15/20		1,006	1,283,263
8.00%, 1/15/21		1,010	1,248,926
Davide Campari-Milano SpA, 4.50%, 10/25/19		350	476,099
Lottomatica Group SpA, 3.50%, 3/05/20		1,900	2,488,628
Sisal Holding Istituto di Pagamento SpA, 7.25%, 9/30/17		100	127,561
Snam SpA, 3.88%, 3/19/18		4,078	5,586,456
Telecom Italia SpA, 6.38%, 6/24/19	GBP	5,200	8,081,039

			26,650,202
Jamaica — 0.1%
Digicel Ltd.:
8.25%, 9/01/17 (a)	USD	1,845	1,918,800
6.00%, 4/15/21 (a)		3,100	2,929,500

			4,848,300
Japan — 0.2%
The Bank of Kyoto Ltd., 0.00%, 3/31/14 (d)	JPY	190,000	1,992,337
Ebara Corp., 0.00%, 3/19/18 (d)		180,000	2,261,343
Nidec Corp., 0.00%, 9/18/15 (d)		700,000	7,345,483
Park24 Co. Ltd., 0.00%, 4/26/18 (d)		90,000	959,619
The Shizuoka Bank Ltd., 0.00%, 4/25/18 (d)	USD	400	451,600
Softbank Corp., 4.50%, 4/15/20 (a)		2,045	1,970,869

			14,981,251
Jersey — 0.1%
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	3,155	4,089,669
Luxembourg — 0.4%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18		1,000	1,309,453
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19		1,000	1,288,626
GCL Holdings SCA, 9.38%, 4/15/18		995	1,379,318
GELF Bond Issuer I SA, 3.13%, 4/03/18		4,790	6,176,036
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)	USD	3,100	3,123,250
IVS Group, 7.13%, 4/01/20	EUR	3,928	4,908,338
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		5,277	6,748,565
SES SA, 4.63%, 3/09/20		280	413,841
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		1,380	1,819,439

			27,166,866
Netherlands — 0.8%
ABN AMRO Bank NV:
3.63%, 10/06/17		250	349,850
2.50%, 11/29/23		300	370,067
Achmea BV, 6.00%, 4/04/43 (b)		2,049	2,733,742
AE-Rotor Holding BV, 4.97%, 3/28/18	USD	12,400	12,106,740
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	4,400	6,326,364
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA:
3.75%, 11/09/20		100	132,456
4.00%, 1/11/22		350	504,736

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Netherlands (concluded)
Enel Finance International NV, 4.88%, 4/17/23	EUR	1,459	$1,962,876
Iberdrola International BV, 4.50%, 9/21/17		400	560,671
ING Bank NV:
0.95%, 5/23/16 (b)	USD	900	855,000
1.88%, 2/27/18	EUR	114	147,363
3.25%, 4/03/19		300	410,922
6.13%, 5/29/23 (b)		740	1,042,681
IVG Finance BV, 1.75%, 3/29/17		3,900	3,020,462
LyondellBasell Industries NV, 5.00%, 4/15/19	USD	15,093	16,422,633
Repsol International Finance BV, 2.63%, 5/28/20	EUR	400	495,051
TMF Group Holding BV, 9.88%, 12/01/19		1,746	2,272,668
VimpelCom Holdings BV, 7.50%, 3/01/22	USD	2,075	2,147,625

			51,861,907
Norway — 0.0%
Seadrill Ltd., 5.63%, 9/15/17 (a)		2,682	2,641,770
Philippines — 0.1%
Filinvest Development Cayman Islands, 4.25%, 4/02/20		5,500	5,005,000
Petron Corp., 7.50%, 12/30/48 (b)		2,400	2,394,000

			7,399,000
Singapore — 0.4%
Alam Synergy Pte Ltd., 6.95%, 3/27/20		1,600	1,532,000
BOC Aviation Pte Ltd., 2.88%, 10/10/17		1,800	1,725,660
CapitaLand Treasury Ltd., 4.08%, 9/20/22		5,300	4,906,767
China Merchants Holdings Pacific Ltd., 1.25%, 11/06/17	HKD	10,000	1,361,518
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22	USD	7,000	7,013,027
TML Holdings Pte Ltd., 4.25%, 5/16/18	SGD	11,500	8,727,525

			25,266,497
South Korea — 0.2%
Celltrion, Inc., 2.75%, 3/27/18	USD	6,000	4,500,000
Daegu Bank, 2.25%, 4/29/18		4,100	3,792,500
Korea Exchange Bank, 2.00%, 4/02/18		5,000	4,593,390

			12,885,890
Spain — 0.8%
Amadeus Capital Markets SA, 4.88%, 7/15/16	EUR	370	525,895
AyT Cedulas Cajas Global:
4.00%, 3/21/17		2,500	3,216,558
4.00%, 3/24/21		4,100	4,757,694
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		4,700	6,164,913
AyT Cedulas Cajas X Fondo de Titulizacion:
0.29%, 6/30/15 (b)		1,000	1,219,807
3.75%, 6/30/25		1,800	1,761,454
AyT Cedulas Cajas XXIII Fondo de Titulizacion de Activos, 4.75%, 6/15/16		7,100	9,343,367
Banco Santander SA, 3.25%, 2/17/15		2,400	3,186,234
Bankinter SA, 3.88%, 10/30/15		2,400	3,212,975
CaixaBank SA, 3.13%, 5/14/18		4,500	5,595,508
Caja Rural de Navarra, Sociedad Cooperativa de Crédito Ltd., 2.88%, 6/11/18		4,100	5,190,935
Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.27%, 4/08/16 (b)		400	472,117
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25		2,200	2,222,021
4.25%, 4/10/31		2,500	2,357,802
Cedulas TDA 7 Fondo de Titulizacion de Activos, 3.50%, 6/20/17		100	122,243
Kutxabank SA, 3.00%, 2/01/17		2,000	2,634,798

Corporate Bonds		Par (000)	Value
Spain (concluded)
Telefonica Emisiones SAU, 3.99%, 1/23/23	EUR	500	$629,430

			52,613,751
Sweden — 0.1%
Nordea Bank AB:
4.50%, 3/26/20		250	349,949
4.00%, 6/29/20		350	507,194
SAS AB, 7.50%, 4/01/15	SEK	7,000	892,471
Scandinavian Airlines System Denmark-Norway- Sweden:
9.65%, 6/16/14	EUR	1,100	1,460,402
10.50%, 6/16/14	SEK	1,000	151,751
Svenska Handelsbanken AB, 2.63%, 8/23/22	EUR	610	799,057
Verisure Holding AB, 8.75%, 12/01/18		1,000	1,347,200

			5,508,024
Switzerland — 0.1%
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	1,466	1,469,873
UBS AG, 4.75%, 5/22/23 (b)		3,860	3,667,000

			5,136,873
Thailand — 0.0%
Thai Oil Pcl, 4.88%, 1/23/43		3,800	3,217,502
United Arab Emirates — 0.1%
ICICI Bank Ltd., 4.75%, 11/25/16 (a)		1,350	1,388,606
Medjool Ltd., 3.88%, 3/19/23		4,400	4,004,880
Xstrata Finance Dubai Ltd., 1.75%, 5/19/16	EUR	465	601,709

			5,995,195
United Kingdom — 2.1%
AA Bond Co. Ltd.:
9.50%, 7/31/19	GBP	2,460	3,877,191
6.27%, 7/31/25		3,780	5,846,962
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	1,000	1,311,665
Annington Finance No. 4 PLC, 1.48%, 1/10/23 (b)	GBP	4,273	6,499,526
Bakkavor Finance 2 PLC:
8.25%, 2/15/18		1,000	1,517,157
8.75%, 6/15/20		1,040	1,589,706
Barclays Bank PLC, 6.63%, 3/30/22	EUR	1,400	2,042,346
BUPA Finance PLC, 5.00%, 4/25/23	GBP	1,365	1,968,400
Care UK Health & Social Care PLC, 9.75%, 8/01/17		1,456	2,247,734
Co-operative Group Holdings:
5.63%, 7/08/20 (e)		1,730	2,420,758
6.25%, 7/08/26 (e)		1,850	2,560,534
DFS Furniture Holdings PLC, 7.63%, 8/15/18		914	1,435,337
EC Finance PLC, 9.75%, 8/01/17	EUR	894	1,254,086
Eco-Bat Finance PLC, 7.75%, 2/15/17		1,000	1,314,659
Enterprise Inns PLC:
6.50%, 12/06/18	GBP	3,560	5,303,723
6.50%, 12/06/18		985	1,467,463
FCE Bank PLC, 1.75%, 5/21/18	EUR	280	354,953
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	1,000	1,606,133
GKN Holdings PLC, 5.38%, 9/19/22		4,230	6,431,405
Great Places Housing Group Ltd., 4.75%, 10/22/42		1,629	2,471,666
House of Fraser Funding PLC, 8.88%, 8/15/18		1,775	2,800,266
IDH Finance PLC:
6.00%, 12/01/18		1,260	1,878,080
6.00%, 12/01/18 (a)		700	1,043,378
Imperial Tobacco Finance PLC, 4.50%, 7/05/18	EUR	2,841	4,131,524

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United Kingdom (concluded)
INEOS Finance PLC:
8.38%, 2/15/19 (a)	USD	1,770	$1,933,725
7.50%, 5/01/20 (a)		625	664,063
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	970	1,600,733
Lloyds TSB Bank PLC:
5.38%, 9/03/19	EUR	275	417,884
6.50%, 3/24/20		2,638	3,762,163
11.88%, 12/16/21 (b)		1,440	2,268,685
6.50%, 9/17/40	GBP	1,650	2,952,197
Marks & Spencer PLC, 4.75%, 6/12/25		950	1,370,527
Mondi Finance PLC, 5.75%, 4/03/17	EUR	1,730	2,533,164
Nationwide Building Society, 4.13%, 3/20/23 (b)		4,085	5,035,451
Odeon & UCI Finco PLC, 9.00%, 8/01/18	GBP	909	1,455,136
Phones4u Finance PLC, 9.50%, 4/01/18		2,746	4,260,084
Priory Group No. 3 PLC, 7.00%, 2/15/18		1,840	2,826,550
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24		264	378,445
Series A7, 4.77%, 6/30/33		1,385	1,958,710
Rolls-Royce PLC, 2.85%, 6/18/26	EUR	170	220,383
Scottish Windows PLC, 5.60%, 6/16/23	GBP	2,770	4,050,432
SSE PLC, 2.00%, 6/17/20	EUR	235	301,393
Standard Chartered PLC, 1.75%, 10/29/17		283	366,127
Together Housing Finance PLC, 4.50%, 12/17/42	GBP	1,775	2,537,485
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		2,800	4,242,715
Series A4, 5.66%, 6/30/27		9,130	12,849,323
Vodafone Group PLC, 8.13%, 11/26/18		3,500	6,782,488
Voyage Care BondCo PLC, 11.00%, 2/01/19		2,650	4,312,679
WM Morrison Supermarkets PLC, 2.25%, 6/19/20	EUR	335	433,643
WM Treasury PLC, 4.63%, 12/03/42	GBP	1,745	2,546,132

			135,434,969
United States — 6.5%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22	USD	1,635	1,655,437
4.88%, 5/15/23		1,060	983,150
Alcoa, Inc., 5.72%, 2/23/19		6,570	6,688,845
Ally Financial, Inc., 8.00%, 11/01/31		2,600	3,126,500
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		5,000	4,332,075
APX Group, Inc., 6.38%, 12/01/19 (a)		3,436	3,264,200
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		1,003	990,463
Atwood Oceanics, Inc., 6.50%, 2/01/20		825	855,938
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		916	952,640
7.50%, 4/01/20 (a)		1,081	1,059,380
Bank of America Corp.:
4.75%, 4/03/17	EUR	50	71,943
4.63%, 8/07/17		250	359,466
5.65%, 5/01/18	USD	4,255	4,727,228
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		2,510	2,613,537
8.50%, 2/15/20		4,790	4,514,575
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		3,880	4,171,000
Ceridian Corp.:
8.88%, 7/15/19 (a)		2,925	3,250,406
11.00%, 3/15/21 (a)		2,040	2,254,200
Chesapeake Energy Corp., 5.75%, 3/15/23		3,000	3,037,500
Chevron Corp., 3.19%, 6/24/23		15,000	14,927,265

Corporate Bonds		Par (000)	Value
United States (continued)
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	1,220	$1,238,300
8.00%, 11/15/19		2,498	2,657,247
CIT Group, Inc.:
4.25%, 8/15/17		18,470	18,562,350
5.50%, 2/15/19 (a)		3,100	3,200,750
Citigroup, Inc.:
5.00%, 8/02/19	EUR	111	164,058
7.38%, 9/04/19		60	98,601
CMS Energy Corp., 4.70%, 3/31/43	USD	600	554,188
ConAgra Foods, Inc., 1.90%, 1/25/18		12,500	12,288,513
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)		9,940	10,234,969
Covanta Holding Corp., 6.38%, 10/01/22		1,610	1,627,064
Coventry Health Care, Inc., 5.45%, 6/15/21		4,767	5,309,771
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)		778	733,265
Crown Castle International Corp., 5.25%, 1/15/23		1,735	1,665,600
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		1,805	1,768,900
Discover Bank, 8.70%, 11/18/19		662	845,687
DISH DBS Corp., 4.25%, 4/01/18 (a)		3,100	3,038,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		7,560	8,278,200
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		1,090	1,231,700
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		980	1,048,600
First Data Corp.:
7.38%, 6/15/19 (a)		2,725	2,799,937
8.88%, 8/15/20 (a)		3,150	3,433,500
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		10,229	10,908,451
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (a)		5,882	5,436,815
5.45%, 3/15/43 (a)		3,156	2,783,128
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		2,414	2,504,525
GE Capital European Funding Ltd., 1.00%, 5/02/17	EUR	6,260	8,030,133
General Cable Corp., 5.75%, 10/01/22 (a)	USD	1,020	1,009,800
General Motors Financial Co., Inc., 2.75%, 5/15/16 (a)		1,069	1,051,629
The Goldman Sachs Group, Inc., 4.38%, 3/16/17	EUR	250	351,292
Gulfmark Offshore, Inc., 6.38%, 3/15/22	USD	705	699,713
H&E Equipment Services, Inc., 7.00%, 9/01/22		1,185	1,235,363
HD Supply, Inc.:
8.13%, 4/15/19		3,100	3,394,500
11.00%, 4/15/20		2,330	2,714,450
Hertz Global Holdings, Inc., 5.25%, 6/01/14		2,990	8,992,425
Hologic, Inc., 6.25%, 8/01/20		4,404	4,566,397
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)		5,445	7,384,781
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		2,140	2,247,000
Infor US, Inc., 9.38%, 4/01/19		1,690	1,831,537
International Paper Co., 9.38%, 5/15/19		2,020	2,640,243
Isle of Capri Casinos, Inc., 5.88%, 3/15/21		2,098	2,003,590
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		1,850	1,794,500
JPMorgan Chase & Co., 2.75%, 2/01/23	EUR	250	325,515
JPMorgan Chase Bank NA, 4.38%, 11/30/21 (b)		350	471,508
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD	2,655	2,860,763

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (continued)
Laredo Petroleum, Inc.:
9.50%, 2/15/19	USD	2,265	$2,491,500
7.38%, 5/01/22		735	771,750
Level 3 Communications, Inc., 8.88%, 6/01/19		780	811,200
Level 3 Financing, Inc., 8.13%, 7/01/19		4,260	4,473,000
Levi Strauss & Co., 6.88%, 5/01/22		1,161	1,259,685
Life Technologies Corp., 6.00%, 3/01/20		2,500	2,816,423
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		4,650	4,429,125
Lynx I Corp.:
5.38%, 4/15/21 (a)		1,170	1,175,850
6.00%, 4/15/21	GBP	1,040	1,568,415
Lynx II Corp., 7.00%, 4/15/23		209	316,291
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 2/15/23	USD	733	722,005
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)		3,376	3,465,670
6.25%, 1/15/40 (a)		5,000	4,141,655
MetroPCS Wireless, Inc., 6.63%, 11/15/20		2,180	2,261,750
Momentive Performance Materials, Inc., 8.88%, 10/15/20		1,605	1,677,225
Morgan Stanley, 3.75%, 2/25/23		4,000	3,825,132
Navistar International Corp., 8.25%, 11/01/21		1,870	1,837,275
NES Rentals Holdings, Inc., 7.88%, 5/01/18 (a)		1,847	1,823,913
The New York Times Co., 6.63%, 12/15/16		5,020	5,547,100
Noble Energy, Inc., 4.15%, 12/15/21		2,570	2,653,558
Novus USA Trust, Series 2013-1, 1.57%, 2/28/14 (a)(b)		7,750	7,738,375
NRG Energy, Inc., 6.63%, 3/15/23 (a)		713	713,000
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		4,525	4,423,187
Offshore Group Investment Ltd., 7.13%, 4/01/23 (a)		1,117	1,097,453
Omnicare, Inc., 7.75%, 6/01/20		1,550	1,697,250
Philip Morris International, Inc.:
1.75%, 3/19/20	EUR	3,900	4,924,114
2.75%, 3/19/25		390	491,868
Plains Exploration & Production Co., 6.50%, 11/15/20	USD	5,495	5,825,826
Premier Oil, 5.11%, 5/10/18		12,700	13,017,500
Realogy Group LLC:
7.88%, 2/15/19 (a)(f)		1,520	1,603,600
7.63%, 1/15/20 (a)		2,655	2,874,037
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		1,369	1,338,198
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.88%, 8/15/19		1,545	1,653,150
6.88%, 2/15/21		1,305	1,370,250
Rock Tenn Co., 4.45%, 3/01/19		9,042	9,573,326
Rosetta Resources, Inc., 5.63%, 5/01/21		1,713	1,672,316
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (a)		3,614	3,505,580
5.63%, 4/15/23 (a)		947	894,915
Sabine Pass LNG LP:
7.50%, 11/30/16		3,880	4,175,850
6.50%, 11/01/20 (a)		885	893,850
SABMiller Holdings, Inc., 1.88%, 1/20/20	EUR	450	575,564
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)	USD	1,172	1,148,560
ServiceMaster Co., 8.00%, 2/15/20		1,505	1,501,238
SLM Corp., 4.63%, 9/25/17		1,330	1,310,050
Sprint Capital Corp., 6.88%, 11/15/28		2,800	2,688,000
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		3,850	4,504,500

Corporate Bonds	Par (000)		Value
United States (concluded)
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)	USD	1,050	$1,107,750
SunGard Data Systems, Inc., 6.63%, 11/01/19 (a)		2,480	2,492,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		1,411	1,340,450
TMX Finance LLC/TitleMax Finance Corp.:
13.25%, 7/15/15		1,500	1,608,750
13.25%, 7/15/15		1,000	1,072,500
Transocean, Inc.:
6.00%, 3/15/18		17,080	19,140,548
6.50%, 11/15/20		4,920	5,537,996
TRONOX Finance LLC, 6.38%, 8/15/20 (a)		774	729,495
United Rentals North America, Inc.:
5.75%, 7/15/18		583	612,150
7.38%, 5/15/20		2,165	2,311,137
7.63%, 4/15/22		1,454	1,573,955
Valeant Pharmaceuticals International, 6.75%, 8/15/21 (a)		4,362	4,367,453
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		1,751	1,655,642
Verizon Communications, Inc., 3.85%, 11/01/42		2,400	1,991,381
VWR Funding, Inc., 7.25%, 9/15/17		6,870	7,110,450
Wal-Mart Stores, Inc., 4.00%, 4/11/43		1,800	1,640,133
Wells Fargo & Co.:
2.63%, 8/16/22	EUR	320	418,157
2.25%, 5/02/23		3,670	4,605,056
Western Gas Partners LP, 4.00%, 7/01/22	USD	4,000	3,882,776
Western Refining, Inc., 6.25%, 4/01/21 (a)		978	955,995
The Williams Cos., Inc., 7.88%, 9/01/21		3,600	4,345,783
Windstream Corp., 7.50%, 4/01/23		1,550	1,573,250
WMG Acquisition Corp., 11.50%, 10/01/18		3,100	3,549,500
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,620	2,842,700
10.13%, 7/01/20		1,480	1,642,800

			427,241,292
Total Corporate Bonds — 17.2%			1,130,534,276

Floating Rate Loan Interests (b)
France — 0.1%
Constellium Holdco BV (Constellium France SAS), Term Loan, 6.25%, 3/25/20		2,768	2,813,044
United States — 1.5%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		288	285,311
AI Chem & Cy SCA, Tranche B-1 Term Loan, 4.50%, 10/04/19		649	644,463
AI Chem & Cy U.S. AcquiCo, Inc., Tranche B-2 Term Loan, 4.50%, 10/04/19		336	334,381
Alcatel-Lucent USA, Inc.:
Euro Term Loan, 7.50%, 1/30/19	EUR	552	719,396
U.S. Term Loan, 7.25%, 1/24/19	USD	1,910	1,925,530
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		2,639	2,643,407
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		2,345	2,335,063
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19		2,890	2,860,848
Avaya, Inc., Term B-5 Loan, 8.00%, 3/31/18		1,391	1,301,133

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)			Value
United States (continued)
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 BV):
Initial Euro Term Loan,, 5.25%, 1/18/20	EUR	—	(c)	$554
Initial Term B Loan, 4.75%, 2/01/20	USD	2,379		2,376,968
Bausch & Lomb, Inc., New Parent Term Loan, 4.00%, 5/18/19		2,034		2,030,257
BJ’s Wholesale Club, Inc., New 2013 Replacement Loan (First Lien), 4.25%, 9/26/19		998		992,203
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/29/17		575		570,331
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		2,000		2,024,580
David’s Bridal, Inc., Initial Term Loan, 5.00%, 10/11/19		726		725,900
Emdeon, Inc., Term Loan B2, 3.75%, 11/02/18		922		915,343
Federal-Mogul Corp.:
Tranche B Term Loan, 2.13% - 2.14%, 12/29/14		5,574		5,317,914
Tranche C Term Loan, 2.13% - 2.14%, 12/28/15		333		317,298
First Data Corp.:
2018 Dollar Term Loan, 4.19%, 3/23/18		3,545		3,451,890
2018B New Term Loan, 4.19%, 9/24/18		1,220		1,187,975
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		530		525,983
HD Supply, Inc., Term Loan B, 4.50%, 10/12/17		1,980		1,974,634
Hilton Fort Lauderdale, Term Loan A Notes, 7.39%, 2/22/16		8,400		8,354,640
Hilton Worldwide, Inc. (FKA Hilton Hotels Corp.):
Mezzanine D Loan, 3.94%, 11/12/15		9,086		8,904,055
Mezzanine E Loan, 4.19%, 11/12/15		9,086		8,938,127
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 4.00%, 5/04/18		1,705		1,668,199
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		2,987		2,968,784
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 7.50%, 8/04/16		1,056		1,035,245
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		620		609,925
Laureate Education, Inc., Series 2018 Extended Term Loan, 5.25%, 6/15/18		190		188,428
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		2,430		2,427,716
Mirror Bidco Corp., Term Loan, 5.25%, 12/28/19		1,090		1,088,163
Motel 6, Term Loan, 10.00%, 10/15/17 (a)		5,369		5,556,736
NEP/NCP Holdco, Inc., Refinanced New Term Loan (First Lien), 4.75%, 1/22/20		1,443		1,448,766
Ocwen Loan Servicing, Initial Term Loan, 5.00%, 2/15/18		818		821,361
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Term Loan, 6.25%, 10/25/17		1,758		1,749,015
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Additional Term B-1 Loan, 4.25%, 9/30/19		995		987,289
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		985		984,518

Floating Rate Loan Interests (b)	Par (000)		Value
United States (concluded)
Realogy Corp.:
Extended Synthetic Commitment, 0.05% - 4.40%, 10/10/16	USD	210	$209,969
Initial Term B Loan, 4.50%, 3/05/20		968	967,817
Rite Aid Corp., Term Loan, 5.75%, 8/21/20		360	364,500
Samson Investment Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18		645	642,581
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		2,540	2,525,725
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		1,736	1,733,480
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		973	970,861
TRONOX Pigments (Netherlands) BV, Closing Date Term Loan, 4.50%, 3/19/20		2,448	2,455,462
Virgin Media Investment Holdings Ltd., B Facility, 3.50%, 4/07/20		2,570	2,539,314
Vodafone Americas Finance 2, Inc., New Series A Loan, 6.25%, 7/11/16 (h)		5,156	5,285,156

			100,887,194
Total Floating Rate Loan Interests — 1.6%			103,700,238

Foreign Agency Obligations
Brazil — 0.2%
Caixa Economica Federal:
2.38%, 11/06/17 (a)		4,040	3,726,900
3.50%, 11/07/22 (a)		2,145	1,801,800
Petrobras International Finance Co., 3.88%, 1/27/16		5,420	5,576,237

			11,104,937
Canada — 0.5%
Harvest Operations Corp., 2.13%, 5/14/18		2,500	2,375,163
Hydro-Quebec:
8.40%, 1/15/22		3,800	5,163,888
8.05%, 7/07/24		14,670	20,176,106
Nexen, Inc., 6.40%, 5/15/37		3,860	4,195,376

			31,910,533
China — 0.1%
China Resources Gas Group Ltd., 4.50%, 4/05/22		4,900	4,829,685
CNOOC Finance 2013 Ltd., 1.75%, 5/09/18		2,745	2,625,634

			7,455,319
Czech Republic — 0.0%
CEZ AS, 3.00%, 6/05/28	EUR	205	245,042
France — 0.1%
Aeroports de Paris, 2.75%, 6/05/28		3,600	4,493,932
Electricite de France SA:
2.75%, 3/10/23		2,300	2,938,693
4.25%, 12/29/49 (b)		300	394,398

			7,827,023
Germany — 0.1%
HSH Nordbank AG:
1.00%, 2/14/17 (b)		5,315	4,255,487
1.04%, 2/14/17 (b)		1,000	798,089

			5,053,576

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
India — 0.2%
IDBI Bank Ltd., 4.38%, 3/26/18	USD	5,000	$4,872,475
Indian Oil Corp. Ltd., 4.10%, 10/15/22	SGD	5,750	4,353,564
ONGC Videsh Ltd., 3.75%, 5/07/23	USD	5,300	4,842,546

			14,068,585
Luxembourg — 0.1%
Sberbank of Russia Via SB Capital SA, 6.13%, 2/07/22		7,700	8,036,490
Norway — 0.0%
Telenor ASA, 2.50%, 5/22/25	EUR	225	280,564
Portugal — 0.1%
Caixa Geral de Depositos SA, 5.63%, 12/04/15		3,000	3,985,955
Qatar — 0.0%
Qtel International Finance Ltd., 4.50%, 1/31/43	USD	4,100	3,547,320
Sri Lanka — 0.0%
Bank of Ceylon, 5.33%, 4/16/18		3,300	3,095,116
United Arab Emirates — 0.5%
Abu Dhabi National Energy Co., 3.63%, 1/12/23		5,800	5,365,000
DP World Sukuk Ltd., 6.25%, 7/02/17		15,340	16,413,800
National Bank of Abu Dhabi PJSC, 5.00%, 3/07/18	AUD	9,900	9,071,431

			30,850,231
Total Foreign Agency Obligations — 1.9%			127,460,691

Foreign Government Obligations
Belgium — 0.2%
Kingdom of Belgium, 2.25%, 6/22/23	EUR	8,450	10,606,331
Brazil — 0.6%
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/17	BRL	90,000	41,450,983
France — 0.2%
Republic of France, 4.25%, 10/25/23	EUR	8,450	12,827,994
Germany — 0.1%
Federal Republic of Germany, 2.00%, 1/04/22		4,150	5,632,799
Italy — 3.3%
Buoni Poliennali Del Tesoro:
3.75%, 4/15/16		84,370	113,501,843
4.75%, 6/01/17		24,080	33,084,690
5.25%, 8/01/17		8,705	12,200,393
3.50%, 11/01/17		9,920	13,011,978
4.50%, 2/01/20		18,400	24,758,306
5.50%, 11/01/22		14,970	20,906,675

			217,463,885
Mexico — 0.1%
United Mexican States:
5.63%, 1/15/17	USD	130	144,495
7.75%, 12/14/17	MXN	42,193	3,590,582
8.50%, 11/18/38		59,555	5,353,637

			9,088,714
Netherlands — 2.0%
Kingdom of the Netherlands, 1.25%, 1/15/18	EUR	100,000	131,527,087

Foreign Government Obligations	Par (000)		Value
Poland — 0.1%
Republic of Poland:
6.38%, 7/15/19	USD	1,350	$1,574,519
5.13%, 4/21/21		4,385	4,768,687

			6,343,206
Portugal — 0.3%
Republic of Portugal, 3.50%, 3/25/15		19,150	19,035,100
Russia — 0.2%
Russian Federation, 7.50%, 3/31/30 (e)		10,404	12,185,597
South Africa — 0.1%
Republic of South Africa, 5.50%, 3/09/20		5,490	5,785,087
Spain — 0.7%
Autonomous Community of Madrid Spain, 3.00%, 7/29/14	CHF	600	634,651
Autonomous Community of Valencia Spain:
4.75%, 3/20/14	EUR	4,590	5,988,281
3.25%, 7/06/15		1,470	1,830,564
4.38%, 7/16/15		2,245	2,875,433
Kingdom of Spain:
4.00%, 3/06/18 (a)	USD	8,725	8,588,018
4.85%, 10/31/20	EUR	7,650	10,272,723
5.40%, 1/31/23		2,830	3,868,200
Spain Letras del Tesoro, 1.44%, 4/16/14 (d)		7,850	10,102,433

			44,160,303
Sri Lanka — 0.0%
Republic of Sri Lanka, 5.88%, 7/25/22	USD	4,200	3,969,000
Total Foreign Government Obligations — 7.9%			520,076,086

Investment Companies		Shares
BlackRock Floating Rate Income Portfolio, Institutional Class (i)		979,342	10,165,571
iShares iBoxx $ High Yield Corporate Bond Fund (i)		90,000	8,177,400
iShares JPMorgan USD Emerging Markets Bond Fund (i)		170,500	18,674,865
SPDR S&P 500 ETF Trust		4,185	669,642
Total Investment Companies — 0.6%			37,687,478

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations — 5.5%
United Kingdom — 0.6%
Fosse Master Issuer PLC, Series 2012-1A, Class 2A2, 1.68%, 10/18/54 (a)(b)	USD	5,470	5,565,725
Gemgarto, Series 2012-1, Class A1, 3.46%, 5/14/45 (b)	GBP	2,527	3,994,995
Granite Master Issuer PLC:
Series 2006-2, Class A5, 0.32%, 12/20/54 (b)	EUR	4,080	5,165,155
Series 2007-2, Class 3A2, 0.32%, 12/17/54 (b)		4,449	5,631,899
Lanark Master Issuer PLC, Series 2012-2X, Class 2A, 2.14%, 12/22/54 (b)	GBP	4,036	6,363,613
Residential Mortgage Securities Ltd., Series 26, Class A1, 2.76%, 2/14/41 (b)		2,970	4,669,724

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United Kingdom (concluded)
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.86%, 6/21/55 (b)	GBP	2,679	$4,127,654

			35,518,765
United States — 4.9%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.51%, 3/25/37 (b)	USD	38	37,883
Alternative Loan Trust:
Series 2006-34, Class A3, 0.89%, 11/25/46 (b)		14,311	8,040,215
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		8,417	6,835,978
Series 2006-OA10, Class 2A1, 0.38%, 8/25/46 (b)		20,733	13,964,971
Series 2006-OA2, Class A5, 0.42%, 5/20/46 (b)		13,754	7,718,263
Series 2006-OA3, Class 2A1, 0.40%, 5/25/36 (b)		13,994	10,095,865
Series 2006-OC2, Class 2A3, 0.48%, 2/25/36 (b)		44,471	26,759,200
Series 2007-19, Class 1A34, 6.00%, 8/25/37		16,056	12,292,548
Series 2007-19, Class 1A4, 6.00%, 8/25/37		8,717	6,662,711
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 2.16%, 12/25/35 (b)		2,867	2,015,172
Banc of America Funding Corp., Series 2005-H, Class 2A1, 3.10%, 11/20/35 (b)		463	369,277
BCAP LLC Trust:
Series 2007-AA3, Class 1A1B, 0.33%, 4/25/37 (b)		9,283	7,843,331
Series 2010-RR11, Class 4A1, 5.08%, 3/27/47 (a)(b)		8,796	8,272,315
Series 2011-RR2, Class 1A1, 2.98%, 7/26/36 (a)(b)		7,930	7,884,695
Series 2011-RR9, Class 7A1, 2.14%, 4/26/37 (a)(b)		20,406	19,521,397
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 5.25%, 3/25/35 (b)		306	290,320
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		3,493	2,983,825
Series 2005-J3, Class 1A1, 0.74%, 5/25/35 (b)		8,629	6,499,913
Series 2006-19CB, Class A16, 6.00%, 8/25/36		7,556	6,607,209
Series 2006-25CB, Class A2, 6.00%, 10/25/36		316	281,277
Series 2006-8T1, Class 1A5, 6.00%, 4/25/36		7,325	5,984,027
Series 2006-OA21, Class A1, 0.38%, 3/20/47 (b)		13,277	9,339,097
Series 2007-22, Class 2A16, 6.50%, 9/25/37		39,464	30,376,439
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		925	715,353
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-HYB9, Class 2A1, 2.81%, 2/20/36 (b)		21,733	17,274,741
Series 2006-17, Class A6, 6.00%, 12/25/36		2,052	1,818,641
Series 2006-OA4, Class A1, 1.13%, 4/25/46 (b)		30,905	16,128,612

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
United States (concluded)
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 2.89%, 1/27/36 (a)(b)	USD	3,400	$3,404,939
Series 2011-2R, Class 1A1, 2.71%, 3/27/37 (a)(b)		3,579	3,481,614
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		5,124	5,114,749
Series 2011-4R, Class 5A1, 2.60%, 5/27/36 (a)(b)		5,285	5,086,801
Series 2011-4R, Class 6A1, 2.66%, 5/27/36 (a)(b)		2,730	2,694,650
Series 2011-5R, Class 1A1, 2.92%, 7/27/36 (a)(b)		3,640	3,547,860
Series 2011-5R, Class 2A1, 2.77%, 8/27/46 (a)(b)		7,812	6,932,828
Series 2011-5R, Class 3A1, 5.23%, 9/27/47 (a)(b)		2,288	2,281,186
Series 2011-6R, Class 5A1, 2.80%, 9/28/36 (a)(b)		5,211	4,535,408
Series 2011-6R, Class 6A1, 2.80%, 8/28/36 (a)(b)		5,224	4,523,357
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 1A1, 0.69%, 2/25/35 (b)		197	179,197
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1, 2.34%, 9/25/35 (b)		4,369	3,623,820
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 2.97%, 1/25/35 (b)		3,399	3,297,858
Series 2005-AR2, Class 2A1, 2.83%, 4/25/35 (b)		1,825	1,779,370
Series 2006-AR1, Class 2A4, 2.80%, 1/25/36 (b)		4,936	3,916,816
IndyMac INDA Mortgage Loan Trust:
Series 2006-AR2, Class 4A1, 5.06%, 9/25/36 (b)		4,838	3,822,284
Series 2007-AR7, Class 1A1, 3.21%, 11/25/37 (b)		4,642	4,101,475
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1, 2.88%, 7/25/35 (b)		273	268,318
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 0.54%, 5/25/35 (a)(b)		10,901	9,105,012
Merrill Lynch Mortgage Investors Trust, Series 2005-A7, Class 2A1, 5.14%, 9/25/35 (b)		331	313,221
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 2.45%, 5/25/35 (b)		3,411	2,926,072
Series 2007-2, Class 3A3, 5.41%, 4/25/37 (b)		5,141	4,170,105
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A3, 0.38%, 7/25/46 (b)		6,502	3,975,996
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 4CB, 6.00%, 3/25/36		3,491	2,406,802

			322,103,013
Commercial Mortgage-Backed Securities — 7.1%
Ireland — 0.1%
German Residential Funding PLC, Series 2013-1, Class E, 4.33%, 8/27/24 (b)	EUR	3,920	5,066,722

			5,066,722

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States — 7.0%
Banc of America Commercial Mortgage Trust:
Series 2006-2, Class AJ, 5.95%, 5/10/45 (b)	USD	2,000	$2,087,078
Series 2007-3, Class A2, 5.86%, 6/10/49 (b)		271	271,149
Series 2007-3, Class AM, 5.86%, 6/10/49 (b)		10,690	11,560,743
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.49%, 11/15/15 (a)(b)		16,547	16,560,053
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2005-3, Class A2, 4.50%, 7/10/43		274	274,377
Series 2005-6, Class AJ, 5.36%, 9/10/47 (b)		200	211,132
Banc of America Re-Remic Trust, Series 2012-CLRN, Class E, 3.39%, 8/15/29 (a)(b)		3,271	3,291,023
BB-UBS Trust, Series 2012-TFT, Class D, 3.58%, 6/05/30 (a)(b)		6,200	5,504,930
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		220	235,217
Series 2007-PW17, Class A3, 5.74%, 6/11/50		6,008	6,248,139
CD Mortgage Trust, Series 2007-CD5, Class AJ, 6.32%, 11/15/44 (b)		5,540	5,830,883
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AJ, 4.96%, 5/15/43 (b)		1,110	1,144,548
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		8,880	8,964,076
Commercial Mortgage Pass-Through Certificates:
Series 2006-C5, Class AM, 5.34%, 12/15/39		9,100	9,634,707
Series 2006-C8, Class AM, 5.35%, 12/10/46		5,700	6,175,374
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		17	16,849
Series 2007-C3, Class AAB, 5.87%, 6/15/39 (b)		6,885	7,364,916
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (b)		7,460	7,626,731
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,340	2,532,201
Series 2012-CR5, Class D, 4.48%, 12/10/45 (a)(b)		2,250	1,996,949
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		2,460	2,310,038
Series 2012-LTRT, Class B, 3.80%, 10/01/22 (a)		2,730	2,597,360
Series 2013-CR7, Class C, 4.18%, 3/10/46 (a)(b)		2,000	1,811,894
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		5,445	5,629,493
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A3, 0.46%, 4/15/22 (a)(b)		8,000	7,560,344
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.19%, 3/15/18 (a)(b)		8,870	8,916,124
Extended Stay America Trust: Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		4,525	4,391,789

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2013-ESHM, Class M, 7.63%, 12/05/19 (a)	USD	9,740	$10,128,626
GE Capital Commercial Mortgage Corp. Trust:
Series 2007-C1, Class A2, 5.42%, 12/10/49		1,813	1,807,685
Series 2007-C1, Class AAB, 5.48%, 12/10/49		1,304	1,365,670
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		6,760	7,241,731
Series 2007-GG9, Class AM, 5.48%, 3/10/39		6,440	6,769,438
GS Mortgage Securities Corp. II:
Series 2005-GG4, Class AJ, 4.78%, 7/10/39		6,420	6,390,025
Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		9,480	8,105,808
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)		620	613,559
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		8,495	7,978,462
Series 2006-GG8, Class AM, 5.59%, 11/10/39		710	770,288
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-PHH, Class D, 3.46%, 10/15/25 (a)(b)		6,000	6,047,808
Series 2012-PHH, Class E, 3.46%, 10/15/25 (a)(b)		1,550	1,535,557
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (b)		1,220	1,320,934
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (b)		6,475	6,526,120
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		2,480	2,616,708
Series 2007-CB18, Class A3, 5.45%, 6/12/47		956	980,477
Series 2007-CB20, Class AJ, 6.27%, 2/12/51 (b)		16,118	15,965,301
Series 2007-CB20, Class B, 6.37%, 2/12/51 (a)(b)		5,380	5,072,399
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		1,433	1,537,183
Series 2011-PLSD, Class D, 5.74%, 11/13/44 (a)(b)		10,000	10,679,290
Series 2013-C10, Class C, 4.30%, 12/15/47 (b)		1,271	1,179,288
Series 2013-LC11, Class D, 4.38%, 4/15/46 (b)		1,365	1,090,474
LB-UBS Commercial Mortgage Trust:
Series 2004-C8, Class C, 4.93%, 12/15/39 (b)		6,000	6,179,484
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		7,105	7,459,298
Series 2006-C4, Class AJ, 6.08%, 6/15/38 (b)		3,377	3,369,044
Series 2007-C1, Class AJ, 5.48%, 2/15/40		8,604	8,216,432
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		12,245	12,543,533

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)	USD	4,821	$5,304,141
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AJ, 5.46%, 11/12/37 (b)		4,950	5,104,737
ML-CFC Commercial Mortgage Trust:
Series 2006-1, Class AJ, 5.76%, 2/12/39 (b)		4,250	4,321,111
Series 2007-9, Class AM, 5.86%, 9/12/49 (b)		6,050	6,672,847
Morgan Stanley, Series 2007-XLCA, Class A2 0.53%, 7/17/17 (b)		1,386	1,348,344
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class CK, 4.30%, 10/15/30 (a)		7,915	6,901,801
Morgan Stanley Capital I Trust:
Series 2005-HQ6, Class AJ, 5.07%, 8/13/42 (b)		3,800	3,981,735
Series 2007-HQ11, Class AJ, 5.51%, 2/12/44 (b)		956	975,001
Series 2007-HQ12, Class A2FX, 5.76%, 4/12/49 (b)		4,102	4,113,185
Series 2007-HQ12, Class AM, 5.76%, 4/12/49 (b)		12,505	13,310,284
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,790	2,989,100
Series 2007-IQ14, Class AM, 5.88%, 4/15/49 (b)		11,770	11,841,055
Series 2007-IQ15, Class A2, 6.05%, 6/11/49 (b)		96	97,805
Series 2007-IQ15, Class AM, 6.09%, 6/11/49 (b)		4,200	4,522,270
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		562	574,453
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 1.47%, 7/17/56 (a)(d)		11,600	11,368,000
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		1,086	1,095,383
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		2,660	2,582,993
Series 2013-AJ, Class AJA, 0.50%, 12/31/49 (a)		4,380	3,646,350
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (a)		2,565	2,510,917
New York Securitization Trust, Series 2012-1, Class A, 6.69%, 12/27/47 (a)(b)		11,930	11,930,000
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (a)		948	946,935
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 5.25%, 2/11/36 (a)(b)		3,000	2,992,440
RBSCF Trust:
Series 2010-MB1, Class C, 4.84%, 4/15/24 (a)(b)		2,000	2,056,718
Series 2013-SMV, Class C, 3.70%, 3/11/31 (a)(b)		2,900	2,693,990
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		6,808	6,791,806
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (a)		3,650	3,665,956
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		8,686	8,590,775
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A3, 6.12%, 2/15/51 (b)		5,496	5,626,316

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2007-C33, Class AJ, 6.12%, 2/15/51 (b)	USD	13,725	$12,987,707
Series 2007-C33, Class AM, 6.12%, 2/15/51 (b)		3,610	3,914,529
Series 2007-C34, Class A3, 5.68%, 5/15/46		3,400	3,814,100
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class E, 3.67%, 4/16/35 (a)(b)		13,720	10,529,579
Series 2013-BTC, Class F, 3.67%, 4/16/35 (a)(b)		18,291	12,999,487
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		4,549	4,551,726

			461,592,315
Interest Only Commercial Mortgage-Backed Securities — 0.3%
United States — 0.3%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.42%, 5/15/45 (b)		19,036	2,430,233
Series 2012-CR2, Class XA, 2.12%, 8/15/45 (b)		27,915	3,269,696
Series 2013-CR6, Class XA, 1.71%, 3/10/46 (b)		70,874	5,820,735
GS Mortgage Securities Corp. II, Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		36,780	2,287,716
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-FL3, Class XCP, 1.66%, 4/15/28 (a)(b)		188,295	2,939,850
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.90%, 2/15/46 (b)		19,793	2,079,128

			18,827,358
Total Non-Agency Mortgage-Backed Securities — 12.9%			843,108,173

Preferred Securities
Capital Trusts
Germany — 0.0%
RWE AG, 4.63%, 9/29/49 (b)	EUR	225	299,459
United States — 0.1%
Deutsche Bank Capital Funding Trust XI, 9.50%, 3/31/49		256	347,008
NBCUniversal Enterprise, Inc., 5.25% (a)(j)	USD	4,900	4,900,000
Prudential Financial, Inc., 5.20%, 3/15/44 (b)		300	283,500

			5,530,508
Total Capital Trusts — 0.1%			5,829,967

Preferred Stocks		Shares	Value
United States — 0.3%
Apache Corp., 6.00%		91,190	4,353,411
Freddie Mac, 8.38%		90,000	418,500
General Motors Co., 4.75%		221,500	10,667,440
The Goldman Sachs Group, Inc., 5.63%		189,916	4,584,572
Total Preferred Stocks — 0.3%			20,023,923

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Trust Preferreds		Shares	Value
France — 0.0%
BNP Paribas SA, 7.78% 6/29/49 (b)		100,000	$141,712
Germany — 0.0%
Muenchener Rueckversicherungs AG, 5.77% 6/29/49 (b)		100,000	134,720
Jersey — 0.0%
HSBC Capital Funding LP, 5.37% 10/29/49 (b)		350,000	456,441
Netherlands — 0.0%
Allianz Finance II BV, 4.38% 12/29/49 (b)		300,000	392,406
Koninklijke KPN NV, 6.13% 3/29/49 (b)		300,000	384,635
Swiss Reinsurance Co via ELM BV, 5.25% 5/29/49 (b)		200,000	262,932

			1,039,973
United Kingdom — 0.0%
Barclays Bank PLC:
4.75% 3/29/49 (b)		1,250,000	1,168,973
4.88% 12/29/49 (b)		990,000	939,666
SSE PLC, 5.03% 10/29/49 (b)		150,000	202,656

			2,311,295
United States — 0.4%
Bank of America Corp., 5.20% 12/29/49 (b)		3,666,000	3,446,040
Citigroup Capital XIII, 7.88% 10/30/40		606,409,000	16,888,491
DCP Midstream LLC, 5.85% 5/21/43 (a)(b)		3,000,000	2,880,000

			23,214,531
Total Trust Preferreds — 0.4%			27,298,672
Total Preferred Securities — 0.8%			53,152,562

Taxable Municipal Bonds		Par (000)
City of Detroit, MI Sewage Disposal System Revenue RB, Series D, AGM, 0.79% 7/01/32 (b)	USD	7,000	6,014,680
City of Sacramento, CA RB, 5.00% 9/01/38		5,600	5,958,008
Iowa Finance Authority RB, 5.00% 12/01/19		9,000	8,975,250
Lower Colorado River Authority RB, Series A, 5.00% 5/15/31		9,080	9,661,846
Massachusetts School Building Authority RB, Series B, 5.00% 10/15/41		16,310	17,215,205
Michigan Finance Authority RB, Series A, 5.00% 1/01/40		5,750	5,867,760
Missouri State Health & Educational Facilities Authority RB, 4.00% 11/15/42		8,500	7,399,590
Northeast Ohio Regional Sewer District RB, 5.00% 11/15/43		20,000	21,298,800
Private Colleges & Universities Authority RB, Emory University, Series A, 5.00% 9/01/41		9,000	9,557,280
Route 460 Funding Corp. RB, Series A, 5.00% 7/01/52		4,500	4,229,145
State of California GO, 5.00% 10/01/25		9,000	10,153,620
Texas Municipal Gas Acquisition & Supply Corp. III RB, 5.00% 12/15/27		4,500	4,537,035
Tobacco Settlement Financing Corp./NJ RB, Series 1A, 5.00% 6/01/29		9,000	7,933,500
Total Taxable Municipal Bonds — 1.8%			118,801,719

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.3%
Fannie Mae, 2.80% 10/09/19 (d)	USD	7,230	$6,073,200
FREMF Mortgage Trust:
Series 2013-K713, Class B, 3.17% 4/25/20 (a)(b)		1,060	970,465
Series 2013-K712, Class B, 3.48% 12/25/19 (a)(b)		12,950	12,164,298
Series 2012-K710, Class C, 3.95% 6/25/47 (a)(b)		2,000	1,805,244
Series 2012-K706, Class C, 4.16% 11/25/44 (a)(b)		565	523,103

			21,536,310
Collateralized Mortgage Obligations — 2.6%
Fannie Mae:
Series 2010-119, Class VK, 3.50% 7/25/40		4,001	4,126,031
Series 2011-103, Class PB, 3.50% 2/25/39		12,503	12,559,930
Series 2010-150, Class QE, 4.00% 11/25/40		13,785	14,287,366
Series 2011-22, Class HB, 4.50% 10/25/38		5,291	5,404,536
Series 2010-71, Class B, 4.50% 8/25/38		7,855	7,966,737
Series 2009-91, Class DV, 4.50% 3/25/19		1,815	1,814,993
Series 2010-50, Class PA, 4.50% 9/25/39		5,840	6,094,517
Series 2010-32, Class PL, 5.00% 7/25/39		9,502	9,902,178
Freddie Mac:
Series 3777, Class DA, 3.50% 10/15/24		43,397	45,159,848
Series 3768, Class CA, 3.50% 3/15/25		31,829	33,178,641
Series 3778, Class E, 3.50% 10/15/24		22,400	23,241,150
Series 3923, Class PW, 7.00% 12/15/40		3,406	3,616,223

			167,352,150
Commercial Mortgage-Backed Securities — 0.0%
Ginnie Mae, Series 2009-63, Class AC, 4.18% 1/16/38		241	242,207
Interest Only Collateralized Mortgage Obligations — 0.6%
Fannie Mae:
Series 2013-20, Class IE, 4.00% 3/25/43		26,455	5,542,008
Series 2013-52, Class EI, 4.00% 3/25/43		29,855	3,042,968
Series 2013-42, Class QI, 4.00% 4/25/43		27,609	3,005,838
Series 2012-90, Class DI, 4.00% 3/25/42		21,703	2,182,166
Series 2013-14, Class IA, 4.50% 3/25/43		38,765	4,000,674
Series 2012-146, Class IA, 5.00% 1/25/43		28,205	3,630,319
Series 2010-62, Class ES, 6.31% 3/25/40(b)		8,276	1,152,954
Freddie Mac:
Series 4035, Class IP, 4.50% 10/15/41		28,615	3,792,001
Series 3990, Class SN, 6.41% 2/15/40(b)		11,512	617,517

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations (concluded)
Ginnie Mae:
Series 2013-87, Class AS, 6.01% 6/20/43 (b)	USD	37,780	$5,855,869
Series 2012-124, Class KS, 6.01% 10/20/42 (b)		35,579	7,145,319

			39,967,633
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac:
Series K024, Class X1, 1.03% 9/25/22 (b)		38,114	2,420,525
Series K008, Class X1, 1.83% 6/25/20 (b)		19,395	1,681,935
Series K009, Class X1, 1.67% 8/25/20 (b)		29,055	2,207,503
Series K017, Class X1, 1.60% 12/25/21 (b)		19,757	1,833,808
Series K021, Class X1, 1.65% 6/25/22 (b)		21,566	2,241,825
Series K501, Class X1A, 1.88% 8/25/16 (b)		28,289	1,141,564
Series K707, Class X1, 1.69% 1/25/47 (b)		18,125	1,302,693
Series K710, Class X1, 1.91% 5/25/19 (b)		15,344	1,336,710
Ginnie Mae:
Series 2012-120, Class IO, 1.01% 2/16/53 (b)		22,647	1,898,306
Series 2009-80, Class IO, 1.40% 9/16/51 (b)		23,614	1,793,000

			17,857,869
Mortgage-Backed Securities — 82.5%
Fannie Mae Mortgage-Backed Securities:
3.00% 2/01/27-7/01/43 (k)(l)		1,601,635	1,585,295,206
3.50% 7/01/28-7/01/43 (k)		1,347,800	1,369,737,796
4.00% 7/01/43 (k)		254,300	264,919,009
4.50% 1/01/15-7/01/43 (k)		377,708	399,662,528
5.00% 7/01/43 (k)		353,900	380,857,235
5.50% 7/01/43 (k)		136,300	148,034,585
Freddie Mac Mortgage-Backed Securities,
3.00% 4/01/27-5/01/43 (k)		90,850	89,643,218
Ginnie Mae Mortgage-Backed Securities:
3.00% 7/15/43 (k)		58,470	57,806,454
4.00% 10/20/40-7/15/43 (k)		1,066,827	1,121,407,322

			5,417,363,353
Total U.S. Government Sponsored Agency Securities — 86.3%			5,664,319,522

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75% 8/15/42		45	38,841
3.13% 2/15/43 (f)		353,830	330,278,368
2.88% 5/15/43		321,706	284,709,810
U.S. Treasury Inflation Indexed Bonds, 0.75% 2/15/42 (f)		11,768	10,359,400
U.S. Treasury Inflation Indexed Notes, 0.13% 1/15/23 (f)		69,241	67,137,037
U.S. Treasury Notes:
0.38% 6/30/15		139,300	139,354,466
2.00% 4/30/16		200	207,688
0.50% 6/15/16		17,030	16,958,150
0.75% 12/31/17		555	542,989
0.88% 1/31/18		4,827	4,741,021

U.S. Treasury Obligations		Par (000)	Value
1.38% 6/30/18-1/31/20	USD	305,520	$304,465,678
1.25% 2/29/20		1,074	1,033,976
1.13% 4/30/20		4,080	3,879,827
1.75% 5/15/23		25,845	24,205,445
Total U.S. Treasury Obligations — 18.1%			1,187,912,696
Total Long-Term Investments (Cost — $10,630,370,800) — 159.2%			10,450,295,103

Short-Term Securities
Borrowed Bond Agreements — 9.1%
Barclays Bank PLC, (1.50)% Open (Purchased on 5/29/13 to be repurchased at EUR 2,704,908, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 2,515,000 and $3,338,613, respectively)	EUR	2,705	3,520,824
Barclays Bank PLC, (0.90)% Open (Purchased on 6/06/13 to be repurchased at EUR 1,437,843, collateralized by Portugal Obrigacoes do Tesouro OT, 4.45% due at 6/15/18, par and fair value of EUR 1,325,000and $1,637,364, respectively)		1,438	1,871,558
Barclays Bank PLC, (0.88)% Open (Purchased on 5/29/13 to be repurchased at EUR 1,921,570, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21,par and fair value of EUR 1,870,000 and $2,404,474, respectively)		1,922	2,501,197
Barclays Bank PLC, (0.38)% Open (Purchased on 2/06/13 to be repurchased at EUR 4,183,013, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26,par and fair value of EUR 3,950,000 and $5,103,801, respectively)		4,183	5,444,788
Barclays Bank PLC, (0.28)% Open (Purchased on 6/03/13 to be repurchased at EUR 2,896,204, collateralized by Portugal Obrigacoes do Tesouro OT, 4.45% due at 6/15/18, par and fair value of EUR 2,655,000and $3,298,093, respectively)		2,896	3,769,822
Barclays Bank PLC, (0.25)% Open (Purchased on 3/21/13 to be repurchased at EUR 384,955, collateralized by Kingdom of Spain, 5.50% due at 7/30/17, par and fair value of EUR 330,000 and $466,137,respectively)		385	501,074
Barclays Bank PLC, (0.16)% Open (Purchased on 1/16/13 to be repurchased at EUR 11,300,658, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21,par and fair value of EUR 9,920,000 and $13,578,485, respectively)		11,301	14,709,419
Barclays Bank PLC, (0.10)% Open (Purchased on 5/22/13 to be repurchased at EUR 1,976,802, collateralized by Republic of France, 4.00% due at 4/25/18, par and fair value of EUR 1,690,000 and $2,484,160,respectively)		1,977	2,573,090
Barclays Bank PLC, (0.10)% Open (Purchased on 5/22/13 to be repurchased at EUR 19,859,898, collateralized by Republic of France, 4.00% due at 4/25/18, par and fair value of EUR 16,900,000 and $24,957,057,respectively)		19,860	25,850,491

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, (0.09)%, Open (Purchased on 2/06/13 to be repurchased at EUR 5,765,652, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 5,190,000 and $6,927,811, respectively)	EUR	5,766	$7,504,819
Barclays Bank PLC, (0.08)%, Open (Purchased on 1/28/13 to be repurchased at EUR 4,296,001, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 3,800,000 and $5,161,928, respectively)		4,296	5,591,858
Barclays Bank PLC, (0.08)%, Open (Purchased on 1/29/13 to be repurchased at EUR 1,071,314, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 950,000 and $1,287,255, respectively)		1,071	1,394,468
Barclays Bank PLC, (0.08)%, Open (Purchased on 11/13/12 to be repurchased at EUR 57,725,085, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 56,770,000 and $74,061,198, respectively)		57,725	75,137,434
Barclays Bank PLC, (0.07)%, Open (Purchased on 2/27/13 to be repurchased at EUR 4,568,472, collateralized by Kingdom of Spain, 5.50% due at 4/30/21, par and fair value of EUR 4,060,000 and $5,669, 393, respectively)		4,568	5,946,518
Barclays Bank PLC, (0.06)%, Open (Purchased on 4/15/13 to be repurchased at EUR 8,051,400, collateralized by Deutschland Inflation-Linked Bond, 0.10% due at 4/15/23,par and fair value of EUR 7,560,000 and $9,761,245, respectively)		8,051	10,480,046
Barclays Bank PLC, (0.05)%, Open (Purchased on 5/22/13 to be repurchased at EUR 1,979,819, collateralized by Kingdom of Belgium, 4.00% due at 3/28/18, par and fair value of EUR 1,690,000 and $2,490,429, respectively)		1,980	2,577,016
Barclays Bank PLC, (0.04)%, Open (Purchased on 5/21/13 to be repurchased at EUR 19,588,732, collateralized by Kingdom of Belgium, 4.00% due at 3/28/18, par and fair value of EUR 16,900,000 and $24,640,818, respectively)		19,589	25,497,530
Barclays Bank PLC, (0.04)%, Open (Purchased on 5/23/13 to be repurchased at EUR 6,530,934, collateralized by Kingdom of Spain, 5.50% due at 7/30/17, par and fair value of EUR 5,622,000 and $7,908,225, respectively)		6,531	8,500,942
Barclays Bank PLC, (0.03)%, Open (Purchased on 4/16/13 to be repurchased at EUR 14,684,402, collateralized by Kingdom of Spain, 5.50% due at 7/30/17, par and fair value of EUR 12,680,000 and $17,781,157, respectively)		14,684	19,113,845
Barclays Capital, Inc., (0.10)%, Open (Purchased on 6/10/13 to be repurchased at $13,439,950, collateralized by Apache Corp., 2.63% due at 1/15/23, par and fair value of USD 13,820,000 and $12,742,510, respectively)	USD	13,440	13,439,950

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Capital, Inc., (0.10)%, Open (Purchased on 6/10/13 to be repurchased at $8,938,550, collateralized by Occidental Petroleum Corp., 2.70% due at 2/15/23, par and fair value of USD 9,215,000 and $8,504,330, respectively)	USD	8,939	$8,938,550
BNP Paribas Securities Corp., 0.12%, Open (Purchased on 4/17/13 to be repurchased at $1,692,593, collateralized by U.S. Treasury Notes, 0.75% due at 3/31/18, par and fair value of USD 1,677,000 and $1,632,323, respectively)		1,683	1,683,289
Citigroup Global Markets Holdings, Inc., (0.10)%, Open (Purchased on 11/15/12 to be repurchased at EUR 56,972,750, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 56,200,000 and $73,095,954, respectively)	EUR	56,973	74,158,163
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 6/26/13 to be repurchased at $6,699,913, collateralized by Devon Energy Corp., 3.25% due at 5/15/22, par and fair value of USD 6,970,000 and $6,599,219, respectively)	USD	6,700	6,699,912
Citigroup Global Markets, Inc., (0.05)%, Open (Purchased on 6/10/13 to be repurchased at $10,148,288, collateralized by CVS Caremark Corp., 2.75% due at 12/01/22, par and fair value of USD 10,530,000 and $9,838,137,respectively)		10,148	10,148,287
Credit Suisse Securities (USA) LLC, (0.15)%, Open (Purchased on 5/20/13 to be repurchased at $631,031, collateralized by State Street Corp., 3.10% due at 5/15/23, par and fair value of USD 635,000 and $594,786, respectively)		631	631,031
Credit Suisse Securities (USA) LLC, (0.15)%, Open (Purchased on 6/14/13 to be repurchased at $16,674,000, collateralized by Devon Energy Corp., 3.25% due at 5/15/22, par and fair value of USD 16,800,000 and $16,423,405, respectively)		16,674	16,674,000
Credit Suisse Securities (USA) LLC, (0.10)%, Open (Purchased on 6/14/13 to be repurchased at $9,791,093, collateralized by CIT Group, Inc., 5.00% due at 8/15/22, par and fair value of USD 9,226,000 and $9,156,805, respectively)		9,791	9,791,093
Credit Suisse Securities (USA) LLC, (0.05)%, Open (Purchased on 2/28/13 to be repurchased at $3,082,500, collateralized by BHP Billiton Finance USA Ltd., 4.13% due at 2/24/42, par and fair value of USD 3,000,000 and $2,793,690, respectively)		3,083	3,082,500
Credit Suisse Securities (USA) LLC, (0.05)%, Open (Purchased on 3/04/13 to be repurchased at $3,114,344, collateralized by Sysco Corp., 2.60% due at 6/12/22, par and fair value of USD 3,095,000 and $2,917,291, respectively)		3,114	3,114,344

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Credit Suisse Securities (USA) LLC, 0.00%, 07/09/13 (Purchased on 6/24/13 to be repurchased at $52,572,563, collateralized by U.S. Treasury Notes, 0.63% due at 4/30/18, par and fair value of USD 54,550,000 and $52,717,447, respectively)	USD	52,573	$52,572,562
Credit Suisse Securities (USA) LLC, 0.05%, Open (Purchased on 5/09/13 to be repurchased at $1,602,238, collateralized by U.S. Treasury Notes, 1.13% due at 3/31/20, par and fair value of USD 1,600,000 and $1,524,499, respectively)		1,600	1,600,000
Credit Suisse Securities (USA) LLC, 0.05%, Open (Purchased on 5/16/13 to be repurchased at $98,864,955, collateralized by U.S. Treasury Notes, 2.00% due at 2/15/23, par and fair value of USD 97,524,000 and $93,859,243, respectively)		98,865	98,864,955
Credit Suisse Securities (USA) LLC, 0.09%, Open (Purchased on 2/27/13 to be repurchased at $428,999, collateralized by U.S. Treasury Notes, 1.63% due at 11/15/22, par and fair value of USD 432,000 and $403,279, respectively)		426	426,060
Credit Suisse Securities (USA) LLC, 0.11%, Open (Purchased on 4/02/13 to be repurchased at $204,278, collateralized by U.S. Treasury Notes, 0.88% due at 2/28/17, par and fair value of USD 200,000 and $199,500, respectively)		203	202,750
Credit Suisse Securities (USA) LLC, 0.11%, Open (Purchased on 6/13/13 to be repurchased at $14,356,255, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 16,108,000 and $13,888,124, respectively)		14,356	14,356,255
Credit Suisse Securities (USA) LLC, 0.12%, Open (Purchased on 3/20/13 to be repurchased at $34,599,067, collateralized by U.S. Treasury Notes, 0.75% due at 2/28/18, par and fair value of USD 34,625,000 and $33,778,315, respectively)		34,582	34,581,719
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 6/27/13 to be repurchased at $6,516,950, collateralized by EOG Resources, Inc., 2.63% due at 3/15/23, par and fair value of USD 6,970,000 and $6,522,122, respectively)		6,517	6,516,950
Morgan Stanley & Co. International PLC, (0.05)%, Open (Purchased on 3/04/13 to be repurchased at EUR 4,212,975, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 3,874,000 and $5,482,780, respectively)	EUR	4,213	5,483,788

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (concluded)
UBS Ltd., (0.15)%, Open (Purchased on 10/02/12 to be repurchased at EUR 10,187,545, collateralized by Republic of France, 3.00% due at 4/25/22, par and fair value of EUR 9,550,000 and $13,277,217, respectively)	EUR	10,338	$13,456,219

			598,909,116

Foreign Government Obligations — 1.3%
Mexican Cetes, 3.46%	USD MXN	220,900	17,007,192
Mexican Cetes, 3.80%		923,940	71,020,474

			88,027,666
	Shares
Money Market Funds — 8.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (i)(m)		555,581,770	555,581,770
Total Short-Term Securities (Cost — $1,241,945,297) — 18.9%			1,242,518,552

Options Purchased
(Cost — $42,715,666) — 0.7%			43,889,673
Total Investments Before Investments Sold Short, Options Written, TBA Sale Commitments and Borrowed Bonds (Cost — $11,915,031,763) — 178.8%			11,736,703,328

Investments Sold Short	Shares
Ireland — 0.0%
Mallinckrodt PLC		9,300	(422,499)
Total Investments Sold Short (Proceeds — $401,698) — (0.0)%			(422,499)

Options Written
(Premiums Received — $ 26,835,648) — (0.5)%			(30,580,530)

TBA Sale Commitments (k)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/28-7/01/43	USD	1,560,400	(1,544,555,461)
3.50%, 7/01/28-7/01/43		1,060,500	(1,078,621,310)
4.00%, 7/01/43		254,300	(264,919,008)
4.50%, 7/01/43		377,700	(399,653,813)
5.00%, 7/01/43		353,900	(380,857,235)
5.50%, 7/01/43		194,900	(211,679,681)
Freddie Mac Mortgage-Backed Securities, 3.00%, 7/01/28-7/01/43		90,800	(89,397,446)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/43		42,460	(41,979,068)
4.00%, 7/15/43		1,066,600	(1,118,623,920)
Total TBA Sale Commitments (Proceeds — $5,195,647,474) — (78.1)%			(5,130,286,942)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Borrowed Bonds		Par (000)	Value
Corporate Bonds — (1.2)%
Apache Corp., 2.63%, 1/15/23	USD	13,820	$(12,742,510)
BHP Billiton Finance USA Ltd., 4.13%, 2/24/42		3,000	(2,793,690)
CIT Group, Inc., 5.00%, 8/15/22		9,226	(9,156,805)
CVS Caremark Corp., 2.75%, 12/01/22		10,530	(9,838,137)
Devon Energy Corp., 3.25%, 5/15/22		23,770	(23,022,624)
EOG Resources, Inc., 2.63%, 3/15/23		6,970	(6,522,122)
Occidental Petroleum Corp., 2.70%, 2/15/23		9,215	(8,504,330)
State Street Corp., 3.10%, 5/15/23		635	(594,786)
Sysco Corp., 2.60%, 6/12/22		3,095	(2,917,291)

			(76,092,295)
Foreign Government Obligations — (4.5)%
Buoni Poliennali Del Tesoro:
3.75%, 8/01/21	EUR	1,870	(2,404,474)
4.75%, 9/01/21		19,860	(26,955,479)
4.50%, 3/01/26		3,950	(5,103,801)
French Treasury Notes, 1.00%, 7/25/17		112,970	(147,157,152)
Kingdom of Belgium, 4.00%, 3/28/18		18,590	(27,131,247)
Kingdom of Spain:
5.50%, 7/30/17-4/30/21		22,692	(31,824,912)
4.10%, 7/30/18		2,515	(3,338,613)

Borrowed Bonds		Par (000)	Value
Foreign Government Obligations (concluded)
5.85%, 1/31/22	EUR	3,874	$(5,482,780)
Portugal Obrigacoes do Tesouro OT, 4.45%, 6/15/18		3,980	(4,935,457)
Republic of France:
4.00%, 4/25/18		18,590	(27,441,217)
3.00%, 4/25/22		9,550	(13,277,217)

			(295,052,349)
U.S. Treasury Obligations — (3.0)%
U.S. Treasury Bonds, 2.75%, 11/15/42	USD	16,108	(13,888,124)
U.S. Treasury Notes:
0.88%, 2/28/17		200	(199,500)
0.75%, 2/28/18-3/31/18		36,302	(35,410,638)
0.63%, 4/30/18		54,550	(52,717,447)
1.13%, 3/31/20		1,600	(1,524,499)
1.63%, 11/15/22		432	(403,279)
2.00%, 2/15/23		97,524	(93,859,243)

			(198,002,730)
Total Borrowed Bonds (Proceeds — $583,028,818) — (8.7)%			(569,147,374)

Total Investments Net of Investments Sold Short, Options Written, TBA Sale Commitments and Borrowed Bonds — 91.5%			6,006,265,983
Other Assets in Excess of Liabilities — 8.5%			558,401,093

Net Assets — 100.0%			$6,564,667,076

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Par is less than $500.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	All or a portion of securities with an aggregate market value of $69,880,242 have been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased		Shares Sold	Shares Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
BlackRock Emerging Market Local
Debt Portfolio, BlackRock Class	1,962,541	24,094		(1,986,635)	—	—	$329,264	$220,565
BlackRock Floating Rate
Income Portfolio, Institutional Class	11,283,016	210,883		(10,514,557)	979,342	$10,165,571	$2,212,024	$1,809,628
BlackRock Liquidity Funds,
TempFund, Institutional Class	9,412,037	546,169,733	*	—	555,581,770	$555,581,770	$44,515	—
iShares Gold Trust	1,020,297	—		(1,020,297)	—	—	—	$(271,829)
iShares iBoxx $ High Yield Corporate Bond Fund	—	90,000		—	90,000	$8,177,400	$85,249	—
iShares JPMorgan USD
Emerging Markets Bond Fund	170,500	—		—	170,500	$18,674,865	$357,100	—

*	Represents net shares purchased.

(j)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(41,894,003)	$1,398,473
BNP Paribas Securities Corp.	$(114,373,258)	$1,091,148
Citigroup Global Markets, Inc.	$(109,485,115)	$(646,302)
Credit Suisse Securities (USA) LLC	$541,307,380	$(512,709)
Deutsche Bank Securities, Inc.	$(80,151,932)	$(615,269)
Goldman Sachs & Co.	$(445,849,961)	$19,088,467
J.P. Morgan Securities LLC	$(345,353,619)	$1,365,307
Merrill Lynch, Pierce, Fenner & Smith	$(1,356,121)	$(762,691)
Morgan Stanley & Co. LLC	$75,736,546	$(2,070,376)
RBS Securities, Inc.	$56,661,031	$(450,869)
Wells Fargo Securities, LLC	$(59,453,976)	$1,000,930

(l)	All or a portion of security has been pledged as collateral in connection with swaps.

(m)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	(0.50%)	2/26/13	Open	$978,000	$976,316
J.P. Morgan Securities LLC	(0.05%)	3/14/13	Open	751,500	751,390
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.23%	4/16/13	Open	11,100,000	11,105,390
BNP Paribas Securities Corp.	0.12%	5/10/13	Open	58,696,487	58,706,661
Credit Suisse Securities (USA) LLC	(0.50%)	6/21/13	Open	486,250	486,203
Deutsche Bank Securities, Inc.	(0.63%)	6/21/13	Open	1,409,800	1,409,555
Total				$73,422,037	$73,435,515

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
358	Australian Government Bonds (10 Year)	Sydney	September 2013	USD	297,249,908	$(212,307)
190	Euro STOXX 50 Index	Eurex	September 2013	USD	6,425,169	10,362
92	Nikkei 225 Index	Chicago Mercantile	September 2013	USD	6,366,400	444,211
2,631	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2013	USD	318,474,328	(3,010,743)
343	CBOE Volatility Index	Chicago Board of Trade	November 2013	USD	7,100,100	(161,222)
869	Euro Dollar Futures	Chicago Mercantile	June 2014	USD	216,185,475	25,984
327	Three Month Sterling	NYSE Liffe	June 2014	USD	61,715,364	135,970
(187)	CBOE Volatility Index	Chicago Board of Trade	July 2013	USD	(3,375,350)	276,292
(515)	E-Mini S&P 500 Index Futures	Chicago Mercantile	September 2013	USD	(41,180,688)	(242,243)
(1,194)	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	(297,559,725)	(115,455)
(130)	Euro-Bobl	Eurex	September 2013	USD	(21,185,536)	(100,568)
(465)	Euro-Bund	Eurex	September 2013	USD	(85,656,939)	1,029,438
(149)	Euro-Buxl	Eurex	September 2013	USD	(24,929,659)	380,290
(298)	Euro-OAT French Government Bonds	Eurex	September 2013	USD	(51,383,724)	1,113,559
(25)	Euro-Schatz	Eurex	September 2013	USD	(3,591,069)	5,564
(263)	Gilt British	NYSE Liffe	September 2013	USD	(44,761,367)	1,452,790
(835)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2013	USD	(183,700,000)	273,077
(12,551)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	(1,588,485,937)	4,173,349
(2,014)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2013	USD	(273,589,312)	3,890,897
(223)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2013	USD	(32,850,688)	1,184,092
(215)	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	(53,548,438)	30,085
(327)	Three Month Sterling	NYSE Liffe	December 2013	USD	(61,783,750)	(81,603)
(215)	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	(53,518,875)	42,316
(110)	Euro Dollar Futures	Chicago Mercantile	September 2014	USD	(27,344,625)	(23,138)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Financial futures contracts as of June 30, 2013 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(110)	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	(27,314,375)	2,987
(213)	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	(52,810,688)	36,458
(138)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	(34,149,825)	22,784
(138)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	(34,070,475)	(13,427)
(138)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	(33,982,500)	(11,715)
(35)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	(8,595,563)	(2,713)
Total						$10,555,371

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,649,000	USD	6,077,870	Bank of America N.A.	7/02/13	$(26,533)
GBP	5,383,000	USD	8,205,522	Bank of America N.A.	7/02/13	(18,200)
JPY	291,898,512	USD	3,010,000	BNP Paribas S.A.	7/10/13	(66,746)
USD	3,010,000	JPY	289,619,190	BNP Paribas S.A.	7/10/13	89,729
JPY	288,014,860	USD	3,010,000	Deutsche Bank AG	7/11/13	(105,894)
JPY	293,306,741	USD	3,010,000	Deutsche Bank AG	7/11/13	(52,535)
USD	3,010,000	JPY	290,489,080	Citibank N.A.	7/11/13	80,946
USD	3,010,000	JPY	288,923,880	Citibank N.A.	7/11/13	96,728
SGD	7,525,650	USD	6,067,526	Citibank N.A.	7/17/13	(129,893)
USD	7,234,617	AUD	7,541,000	Goldman Sachs Bank USA	7/17/13	347,915
USD	30,051,576	CNH	186,542,000	HSBC Bank USA N.A.	7/17/13	(298,190)
USD	3,818,646	CNH	23,652,000	HSBC Bank USA N.A.	7/17/13	(29,456)
USD	4,204,288	CNH	25,973,000	HSBC Bank USA N.A.	7/17/13	(21,433)
USD	3,723,490	CNH	23,000,000	HSBC Bank USA N.A.	7/17/13	(18,533)
USD	1,935,628	CNH	12,000,000	HSBC Bank USA N.A.	7/17/13	(16,732)
USD	8,204,666	GBP	5,383,000	Bank of America N.A.	7/17/13	21,858
USD	1,598,046	GBP	1,029,000	Bank of America N.A.	7/17/13	33,190
USD	114,568,004	GBP	74,836,000	Barclays Bank PLC	7/17/13	760,835
USD	1,347,611	GBP	885,000	Deutsche Bank AG	7/17/13	1,743
USD	863,088	GBP	562,000	UBS AG	7/17/13	8,424
USD	6,763,293	HKD	52,477,000	Goldman Sachs Bank USA	7/17/13	(3,190)
USD	3,059,653	JPY	310,500,000	Goldman Sachs Bank USA	7/17/13	(71,247)
USD	3,396,915	JPY	338,951,000	Goldman Sachs Bank USA	7/17/13	(20,867)
USD	754,700	JPY	75,000,000	Goldman Sachs Bank USA	7/17/13	(1,556)
USD	1,987,288	JPY	196,977,000	Morgan Stanley Capital Services LLC	7/17/13	1,088
USD	2,324,475	JPY	227,700,000	Royal Bank of Scotland PLC	7/17/13	28,482
USD	844,067	SEK	5,364,000	Goldman Sachs Bank USA	7/17/13	44,565
USD	9,267,378	SGD	11,500,000	Credit Suisse International	7/17/13	194,037
USD	9,142,583	SGD	11,346,000	Deutsche Bank AG	7/17/13	190,746
EUR	24,642,000	USD	31,690,376	Citibank N.A.	7/23/13	388,014
EUR	11,727,000	USD	15,645,155	Deutsche Bank AG	7/23/13	(379,216)
EUR	90,469,000	USD	118,096,242	Goldman Sachs Bank USA	7/23/13	(325,775)
USD	6,078,366	EUR	4,713,000	Bank of America N.A.	7/23/13	(56,910)
USD	6,078,335	EUR	4,649,000	Bank of America N.A.	7/23/13	26,374
USD	103,322,562	EUR	78,224,000	Bank of America N.A.	7/23/13	1,492,354
USD	378,134	EUR	294,141	Citibank N.A.	7/23/13	(4,772)
USD	38,312	EUR	29,013	Citibank N.A.	7/23/13	544

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	534,413,960	EUR	407,017,487	Citibank N.A.	7/23/13	$4,567,940
USD	2,760,935	EUR	2,112,000	Credit Suisse International	7/23/13	11,582
USD	7,353,410	EUR	5,660,000	Deutsche Bank AG	7/23/13	(14,648)
USD	42,228,147	EUR	32,630,000	Goldman Sachs Bank USA	7/23/13	(248,838)
USD	21,372,262	EUR	16,581,000	Goldman Sachs Bank USA	7/23/13	(212,503)
USD	11,457,027	EUR	8,851,000	Goldman Sachs Bank USA	7/23/13	(65,002)
USD	6,114,812	EUR	4,724,000	Goldman Sachs Bank USA	7/23/13	(34,783)
USD	1,841,316	EUR	1,419,000	Goldman Sachs Bank USA	7/23/13	(5,906)
USD	27,877,316	EUR	21,305,000	Goldman Sachs Bank USA	7/23/13	142,956
USD	4,320,731	EUR	3,323,000	JPMorgan Chase Bank N.A.	7/23/13	(5,074)
USD	6,013,489	EUR	4,607,000	JPMorgan Chase Bank N.A.	7/23/13	16,203
USD	6,298,380	EUR	4,819,000	JPMorgan Chase Bank N.A.	7/23/13	25,116
USD	51,470,169	EUR	39,199,000	Morgan Stanley Capital Services LLC	7/23/13	441,810
USD	13,376,529	EUR	10,393,000	UBS AG	7/23/13	(152,840)
USD	11,094,866	EUR	8,420,000	JPMorgan Chase Bank N.A.	7/24/13	133,857
USD	16,832,217	MXN	217,349,000	Deutsche Bank AG	7/25/13	99,710
USD	37,161,564	MXN	479,321,000	Barclays Bank PLC	8/08/13	309,640
USD	4,521,595	MXN	58,490,000	Citibank N.A.	8/08/13	24,674
USD	28,103,014	MXN	363,490,000	Royal Bank of Scotland PLC	8/08/13	156,594
CNY	49,015,000	USD	7,717,682	Standard Chartered Bank	8/19/13	233,080
USD	7,607,481	CNY	49,015,000	Credit Suisse AG	8/19/13	(343,282)
USD	9,578,000	AUD	10,000,000	Citibank N.A.	8/28/13	475,052
AUD	3,190,000	USD	3,000,211	Bank of America N.A.	9/18/13	(100,544)
AUD	4,100,000	USD	3,778,437	BNP Paribas S.A.	9/18/13	(51,592)
AUD	23,550,000	USD	21,517,871	Commonwealth Bank of Australia	9/18/13	(111,238)
AUD	6,000,000	USD	5,506,500	UBS AG	9/18/13	(52,581)
AUD	2,500,000	USD	2,375,738	Westpac Banking Corp.	9/18/13	(103,271)
CAD	26,285,831	USD	24,890,000	Canadian Imperial Bank of Commerce	9/18/13	53,014
CHF	2,958,247	USD	3,190,000	Bank of America N.A.	9/18/13	(55,790)
CHF	2,924,413	USD	3,150,000	Citibank N.A.	9/18/13	(51,636)
GBP	12,830,000	USD	19,761,138	Barclays Bank PLC	9/18/13	(257,992)
GBP	13,200,000	USD	20,421,522	Goldman Sachs Bank USA	9/18/13	(355,931)
JPY	4,524,443,955	USD	46,810,000	BNP Paribas S.A.	9/18/13	(1,173,433)
JPY	2,171,613,850	USD	23,030,000	Goldman Sachs International	9/18/13	(1,125,651)
JPY	1,922,979,286	USD	20,395,000	Royal Bank of Scotland PLC	9/18/13	(998,545)
JPY	624,877,500	USD	6,375,000	Royal Bank of Scotland PLC	9/18/13	(72,068)
MXN	263,991,059	USD	20,285,000	JPMorgan Chase Bank N.A.	9/18/13	(62,514)
MXN	322,341,775	USD	24,850,000	Morgan Stanley Capital Services LLC	9/18/13	(157,679)
MXN	257,037,700	USD	19,000,000	Morgan Stanley Capital Services LLC	9/18/13	689,838
USD	1,522,854	AUD	1,601,000	Citibank N.A.	9/18/13	67,566
USD	36,579,720	AUD	40,090,000	Goldman Sachs Bank USA	9/18/13	138,451
USD	26,464,200	AUD	28,000,000	UBS AG	9/18/13	1,012,578
USD	24,890,000	CAD	25,481,635	BNP Paribas S.A.	9/18/13	710,099
USD	5,220,000	CHF	4,843,894	Bank of America N.A.	9/18/13	87,979
USD	6,340,000	CHF	5,830,993	BNP Paribas S.A.	9/18/13	162,165
USD	11,672,351	EUR	8,750,000	Bank of America N.A.	9/18/13	278,713
USD	4,200,031	EUR	3,155,000	Citibank N.A.	9/18/13	91,810
USD	40,775,735	GBP	26,030,000	Credit Suisse International	9/18/13	1,206,998

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,375,000	JPY	611,181,450	Bank of America N.A.	9/18/13	$210,215
USD	130,754,000	JPY	12,535,595,186	Bank of America N.A.	9/18/13	4,311,605
Total						$12,005,798

•	Exchange-traded options purchased as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Call	USD	168.00	7/05/13	18,171	$36,342
E-Mini S&P 500 Index Futures	Call	USD	1,625.00	7/19/13	164	92,250
SPDR S&P 500 ETF Trust	Call	USD	160.00	7/20/13	8,646	2,204,730
SPDR S&P 500 ETF Trust	Call	USD	166.00	7/20/13	2,776	83,280
SPDR S&P 500 ETF Trust	Call	USD	167.00	7/20/13	2,776	49,968
SPDR S&P 500 ETF Trust	Call	USD	168.00	7/20/13	2,776	30,536
SPDR S&P 500 ETF Trust	Call	USD	169.00	7/20/13	2,776	22,208
E-Mini S&P 500 Index Futures	Call	USD	1,650.00	12/20/13	242	545,710
SPDR S&P 500 ETF Trust	Call	USD	165.00	12/21/13	15,256	6,994,876
EURO STOXX 50 Index	Put	EUR	2,700.00	7/19/13	237	353,529
SPDR S&P 500 ETF Trust	Put	USD	162.00	7/20/13	1,250	392,500
iShares iBoxx $ Investment Grade Corporate Bond Fund ETF	Put	USD	119.00	9/21/13	1,181	826,700
E-Mini S&P 500 Index Futures	Put	USD	1,475.00	12/20/13	242	470,690
SPDR S&P 500 ETF Trust	Put	USD	148.00	12/21/13	15,256	6,277,844
Total						$18,381,163

•	Over-the-counter options purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	Deutsche Bank AG	Call	JPY	100.00	7/05/13	—	USD	29,520	$156,294
USD Currency	Citibank N.A.	Call	JPY	97.50	7/10/13	—	USD	18,213	413,934
KOSPI 200 Index	Citibank N.A.	Call	KRW	241.69	7/11/13	84,163,000		—	237,213
Nikkei 225 Index	Bank of America N.A.	Call	JPY	16,500.00	7/12/13	157,000		—	3,166
USD Currency	Royal Bank of Scotland PLC	Call	JPY	102.50	7/22/13	—	USD	16,270	72,828
USD Currency	Royal Bank of Scotland PLC	Call	JPY	107.50	8/07/13	—	USD	15,585	20,613
USD Currency	Royal Bank of Scotland PLC	Call	JPY	104.00	8/07/13	—	USD	15,220	68,838
EUR Currency	Deutsche Bank AG	Call	CHF	1.29	8/26/13	—	EUR	15,630	25,915
EUR Currency	UBS AG	Call	CHF	1.26	8/26/13	—	EUR	15,630	66,208
USD Currency	Deutsche Bank AG	Call	JPY	104.00	9/05/13	—	USD	31,640	271,737
USD Currency	Deutsche Bank AG	Call	JPY	108.00	9/05/13	—	USD	31,640	100,390
USD Currency	Deutsche Bank AG	Call	JPY	105.00	9/10/13	—	USD	9,560	69,554
USD Currency	Deutsche Bank AG	Call	JPY	100.30	9/12/13	—	USD	44,680	940,630
Nikkei 225 Index	Bank of America N.A.	Call	JPY	15,500.00	9/13/13	125		—	252,067
Nikkei 225 Index	Citibank N.A.	Call	JPY	14,500.00	9/13/13	126		—	558,984
Contingent S&P 500 Index	Citibank N.A.	Call	USD	1,550.00	9/20/13	30,250,000		—	258,979
NOK Currency	Barclays Bank PLC	Call	SEK	1.14	9/20/13	—	NOK	93,970	55,503
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	100.00	10/31/13	—	USD	38,345	1,111,717
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	110.00	10/31/13	—	USD	38,345	204,501

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Over-the-counter options purchased as of June 30, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts		Notional Amount (000)	Market Value
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	100.00	10/31/13	—	USD	14,320	$415,173
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	110.00	10/31/13	—	USD	14,320	76,371
USD Currency	Deutsche Bank AG	Call	MXN	13.16	11/18/13	—	USD	7,755	284,223
USD Currency	Royal Bank of Scotland PLC	Call	MXN	13.16	11/18/13	—	USD	7,750	284,040
EUR Currency	Deutsche Bank AG	Call	CHF	1.25	12/12/13	—	EUR	15,265	193,641
USD Currency	Citibank N.A.	Call	CNH	6.30	12/13/13	—	USD	30,000	168,501
USD Currency	JPMorgan Chase Bank N.A.	Call	CNH	6.30	12/18/13	—	USD	30,000	173,913
Hang Seng Index	Bank of America N.A.	Put	HKD	20,157.57	7/30/13	4,125		—	119,031
Hang Seng Index	Bank of America N.A.	Put	HKD	20,656.28	7/30/13	3,080		—	131,440
USD Currency	Deutsche Bank AG	Put	JPY	95.00	8/07/13	—	USD	15,220	86,201
AUD Currency	UBS AG	Put	USD	0.90	8/08/13	—	AUD	31,915	416,714
AUD Currency	UBS AG	Put	USD	0.93	8/08/13	—	AUD	15,855	449,464
GBP Currency	Deutsche Bank AG	Put	NOK	8.60	8/09/13	—	GBP	9,340	8,087
GBP Currency	Deutsche Bank AG	Put	NOK	8.80	8/09/13	—	GBP	9,145	24,920
AUD Currency	Goldman Sachs Bank USA	Put	USD	0.93	8/13/13	—	AUD	124,235	3,639,278
AUD Currency	JPMorgan Chase Bank N.A.	Put	USD	0.97	8/13/13	—	AUD	61,280	3,785,025
USD Currency	Barclays Bank PLC	Put	MXN	12.20	8/26/13	—	USD	12,500	22,260
USD Currency	Deutsche Bank AG	Put	MXN	11.80	8/26/13	—	USD	12,500	3,011
USD Currency	Deutsche Bank AG	Put	MXN	12.00	8/26/13	—	USD	6,305	4,420
AUD Currency	Deutsche Bank AG	Put	USD	0.85	9/10/13	—	AUD	15,870	104,934
USD Currency	Bank of America N.A.	Put	JPY	91.40	9/12/13	—	USD	44,680	213,776
GBP Currency	Barclays Bank PLC	Put	USD	1.50	9/19/13	—	GBP	11,020	208,186
GBP Currency	Morgan Stanley Capital Services LLC	Put	USD	1.53	9/19/13	—	GBP	11,020	354,463
EUR Currency	Citibank N.A.	Put	USD	1.24	10/01/13	—	EUR	191,500	1,279,450
EUR Currency	Citibank N.A.	Put	USD	1.29	11/18/13	—	EUR	19,410	476,415
EUR Currency	Citibank N.A.	Put	USD	1.25	11/18/13	—	EUR	18,605	239,286
EUR Currency	Citibank N.A.	Put	USD	1.21	11/18/13	—	EUR	18,605	119,591
USD Currency	Deutsche Bank AG	Put	MXN	12.00	11/18/13	—	USD	15,505	62,496
GBP Currency	Barclays Bank PLC	Put	USD	1.50	12/06/13	—	GBP	31,705	933,988
GBP Currency	Deutsche Bank AG	Put	USD	1.54	12/06/13	—	GBP	31,705	1,533,180
Total									$20,700,549

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	7/29/13	USD	66,400	$7

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Exchange-traded options written as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
E-Mini S&P 500 Index Futures	Call	USD	1,650.00	7/19/13	164	$(32,800)
E-Mini S&P 500 Index Futures	Call	USD	1,700.00	12/20/13	242	(310,970)
SPDR S&P 500 ETF Trust	Call	USD	170.00	12/21/13	15,256	(4,256,424)
E-Mini S&P 500 Index Futures	Put	USD	1,525.00	12/20/13	242	(623,150)
SPDR S&P 500 ETF Trust	Put	USD	153.00	12/21/13	15,256	(8,306,892)
Total						$(13,530,236)

•	Over-the-counter options written as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	Barclays Bank PLC	Call	JPY	100.00	7/05/13	—	USD	5,900	$(31,238)
USD Currency	BNP Paribas S.A.	Call	JPY	100.00	7/05/13	—	USD	5,900	(31,238)
USD Currency	Morgan Stanley Capital Services LLC	Call	JPY	100.00	7/05/13	—	USD	5,900	(31,238)
USD Currency	Morgan Stanley Capital Services LLC	Call	JPY	100.00	7/05/13	—	USD	11,820	(62,581)
USD Currency	Citibank N.A.	Call	JPY	101.50	7/10/13	—	USD	36,430	(130,288)
Nikkei 225 Index	Bank of America N.A.	Call	JPY	17,500.00	7/12/13	157,000		—	(3,166)
USD Currency	Deutsche Bank AG	Call	JPY	107.50	8/07/13	—	USD	15,585	(20,613)
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	104.00	8/07/13	—	USD	15,220	(68,838)
EUR Currency	UBS AG	Call	CHF	1.29	8/26/13	—	EUR	15,630	(25,915)
USD Currency	Deutsche Bank AG	Call	JPY	108.00	9/05/13	—	USD	31,640	(100,391)
USD Currency	Deutsche Bank AG	Call	JPY	104.00	9/05/13	—	USD	31,640	(271,737)
USD Currency	Barclays Bank PLC	Call	JPY	105.00	9/10/13	—	USD	9,560	(69,554)
USD Currency	Bank of America N.A.	Call	JPY	100.30	9/12/13	—	USD	44,680	(940,630)
Nikkei 225 Index	Bank of America N.A.	Call	JPY	16,000.00	9/13/13	125		—	(157,542)
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	105.00	10/31/13	—	USD	28,630	(361,654)
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	105.00	10/31/13	—	USD	76,690	(968,748)
USD Currency	Deutsche Bank AG	Call	MXN	13.16	11/18/13	—	USD	15,505	(568,263)
EUR Currency	Deutsche Bank AG	Call	CHF	1.30	12/12/13	—	EUR	15,265	(72,649)
USD Currency	Royal Bank of Scotland PLC	Put	JPY	95.00	8/07/13	—	USD	15,220	(86,201)
AUD Currency	UBS AG	Put	USD	0.93	8/08/13	—	AUD	15,645	(443,511)
AUD Currency	UBS AG	Put	USD	0.90	8/08/13	—	AUD	15,855	(207,018)
AUD Currency	UBS AG	Put	USD	0.87	8/08/13	—	AUD	16,270	(89,493)
GBP Currency	Deutsche Bank AG	Put	NOK	8.80	8/09/13	—	GBP	9,145	(24,920)
AUD Currency	Deutsche Bank AG	Put	USD	0.93	8/13/13	—	AUD	62,955	(1,844,172)
AUD Currency	Goldman Sachs Bank USA	Put	USD	0.97	8/13/13	—	AUD	61,280	(3,785,025)
AUD Currency	JPMorgan Chase Bank N.A.	Put	USD	0.93	8/13/13	—	AUD	61,280	(1,795,106)
USD Currency	Barclays Bank PLC	Put	MXN	11.80	8/26/13	—	USD	12,500	(3,011)
AUD Currency	Deutsche Bank AG	Put	USD	0.80	9/10/13	—	AUD	15,870	(31,954)
USD Currency	Deutsche Bank AG	Put	JPY	91.40	9/12/13	—	USD	44,680	(213,776)
GBP Currency	Barclays Bank PLC	Put	USD	1.53	9/19/13	—	GBP	11,020	(354,463)
GBP Currency	Morgan Stanley Capital Services LLC	Put	USD	1.50	9/19/13	—	GBP	11,020	(208,186)

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Over-the-counter options written as of June 30, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Put	USD	1.16	10/01/13	—	EUR	191,500	$(158,682)
EUR Currency	Citibank N.A.	Put	USD	1.21	11/18/13	—	EUR	18,605	(119,591)
EUR Currency	Citibank N.A.	Put	USD	1.25	11/18/13	—	EUR	38,820	(499,280)
USD Currency	Deutsche Bank AG	Put	MXN	12.00	11/18/13	—	USD	7,755	(31,258)
USD Currency	Royal Bank of Scotland PLC	Put	MXN	12.00	11/18/13	—	USD	7,750	(31,238)
GBP Currency	Barclays Bank PLC	Put	USD	1.54	12/06/13	—	GBP	31,705	(1,533,180)
GBP Currency	Deutsche Bank AG	Put	USD	1.50	12/06/13	—	GBP	31,705	(933,988)
Total									$(16,310,336)

•	Over-the-counter credit default swaptions written as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Rating[1]	Expiration Date	Notional Amount[2] (000)		Market Value
Bought protection on 5-Year Credit Default Swaps	Credit Suisse International	Call	USD	100.00	Receive	CDX.NA.IG Series 20 Version 1	BBB+	7/17/13	USD	41,100	$(261,733)
Bought protection on 5-Year Credit Default Swaps	Credit Suisse International	Call	USD	85.00	Receive	CDX.NA.IG Series 20 Version 1	BBB+	7/17/13	USD	46,800	(72,053)
Bought protection on 5-Year Credit Default Swaps	Credit Suisse International	Call	USD	90.00	Receive	CDX.NA.IG Series 20 Version 1	BBB+	7/17/13	USD	50,700	(141,661)
Bought protection on 5-Year Credit Default Swaps	Credit Suisse International	Call	USD	95.00	Receive	CDX.NA.IG Series 20 Version 1	BBB+	7/17/13	USD	45,500	(202,093)
Sold protection on 5-Year Credit Default Swaps	Credit Suisse International	Put	USD	100.00	Pay	CDX.NA.IG Series 20 Version 1	BBB+	7/17/13	USD	41,100	(31,778)
Sold protection on 5-Year Credit Default Swaps	Credit Suisse International	Put	USD	105.00	Pay	CDX.NA.IG Series 20 Version 1	BBB+	7/17/13	USD	37,250	(18,174)
Sold protection on 5-Year Credit Default Swaps	Credit Suisse International	Put	USD	110.00	Pay	CDX.NA.IG Series 20 Version 1	BBB+	7/17/13	USD	33,950	(12,466)
Total											$(739,958)

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Over-the-counter structured options as of June 30, 2013 were as follows:

Description	Counterparty	Expiration Date	Units	Market Value
Dispersion 23% SSINX	Bank of America N.A.	3/21/14	160,000,000	$4,807,954

•	Credit default swaps — buy protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Kingdom of Spain	1.00%	JPMorgan Chase Bank N.A.	6/20/14	USD	10,100	$(108,815)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	19,150	(532,846)
People’s Republic of China	1.00%	UBS AG	9/20/15	USD	10,000	14,859
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/15	EUR	82,750	(246,634)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/15	EUR	80,229	(239,121)
Republic of Portugal	1.00%	Barclays Bank PLC	12/20/15	USD	1,700	(56,473)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	2,150	(71,422)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	22,181

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	49

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Credit default swaps — buy protection outstanding as of June 30, 2013 were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Asia.XJ.IG Series 16 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	$(266,002)
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD	4,020	(282,964)
Republic of Ireland	1.00%	Citibank N.A.	12/20/16	USD	1,600	(243,457)
Republic of Ireland	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,000	(603,550)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,250	(94,193)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	1,550	108,195
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	3,000	(389,763)
Republic of Ireland	1.00%	Morgan Stanley Capital Services LLC	3/20/17	USD	7,500	(992,895)
Banco de Sabadell SA	5.00%	BNP Paribas S.A.	6/20/17	EUR	1,105	(78,050)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas S.A.	6/20/17	EUR	1,105	(48,616)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas S.A.	6/20/17	EUR	820	(37,853)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	86,815	(1,235,177)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(204,020)
People’s Republic of China	1.00%	Deutsche Bank AG	6/20/17	USD	7,225	(123,666)
Republic of Portugal	1.00%	Citibank N.A.	6/20/17	USD	6,450	(1,139,163)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citibank N.A.	9/20/17	EUR	2,110	(130,848)
Bank of America Corp.	1.00%	Citibank N.A.	9/20/17	USD	10,000	(206,584)
People’s Republic of China	1.00%	Barclays Bank PLC	9/20/17	USD	10,000	(116,474)
People’s Republic of China	1.00%	Goldman Sachs International	9/20/17	USD	10,000	(108,571)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	5,780	(349,882)
Republic of Indonesia	1.00%	Goldman Sachs International	9/20/17	USD	5,000	(55,663)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/17	EUR	1,800	(127,329)
Clariant AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	3,140	(185,539)
Compagnie de Saint-Gobain SA	1.00%	Goldman Sachs International	12/20/17	EUR	1,200	(22,016)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	795	(21,432)
Diageo PLC	1.00%	Deutsche Bank AG	12/20/17	EUR	1,250	(7,343)
Government of Japan	1.00%	HSBC Bank USA N.A.	12/20/17	USD	10,000	(27,533)
Henkel AG & Co. KGaA	1.00%	Credit Suisse International	12/20/17	EUR	1,000	(12,230)
Hitachi Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/17	JPY	500,000	(51,990)
iTraxx Asia XJ.IG Series 18 Version 1	1.00%	Barclays Bank PLC	12/20/17	USD	10,000	27,610
iTraxx Asia XJ.IG Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	USD	10,000	29,728
iTraxx Europe Crossover Series 18 Version 1	5.00%	Citibank N.A.	12/20/17	EUR	20,000	(316,952)
iTraxx Sub Financials Series 18 Version 1	1.00%	Barclays Bank PLC	12/20/17	EUR	19,145	(70,175)
iTraxx Sub Financials Series 18 Version 1	1.00%	Citibank N.A.	12/20/17	EUR	9,400	(21,728)
Banco de Sabadell SA	5.00%	Barclays Bank PLC	3/20/18	EUR	930	18,108
Banco Popular Espanol SA	5.00%	Barclays Bank PLC	3/20/18	EUR	680	30,665
Banco Popular Espanol SA	5.00%	JPMorgan Chase Bank N.A.	3/20/18	EUR	930	34,929
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	3/20/18	EUR	920	(17,965)
ConAgra Foods, Inc.	1.00%	Barclays Bank PLC	3/20/18	USD	12,500	(269,447)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	4,800	(6,642)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,900	(1,602)
Finmeccanica SpA	5.00%	Bank of America N.A.	3/20/18	EUR	280	1,174
Finmeccanica SpA	5.00%	Credit Suisse International	3/20/18	EUR	100	(665)
Kingdom of Spain	1.00%	Citibank N.A.	3/20/18	USD	4,363	13,265
Kingdom of Spain	1.00%	JPMorgan Chase Bank N.A.	3/20/18	USD	4,363	13,265
Marks & Spencer PLC	1.00%	Credit Suisse International	3/20/18	EUR	2,000	(5,149)
Republic of Indonesia	1.00%	Morgan Stanley Capital Services LLC	3/20/18	USD	10,000	206,707
Republic of Ireland	1.00%	Bank of America N.A.	3/20/18	USD	1,200	(13,456)
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	1,400	(15,699)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	9,050	111,308

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Credit default swaps — buy protection outstanding as of June 30, 2013 were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Republic of Korea	1.00%	Citibank N.A.	3/20/18	USD	10,000	$67,627
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(225,747)
Apache Corp.	1.00%	Barclays Bank PLC	6/20/18	USD	1,579	(19,168)
AXA SA	1.00%	Barclays Bank PLC	6/20/18	EUR	6,680	58,499
AXA SA	1.00%	BNP Paribas S.A.	6/20/18	EUR	1,850	(35,245)
AXA SA	1.00%	Credit Suisse International	6/20/18	EUR	1,990	(40,145)
Banco Bilbao Vizcaya Argentaria SA	3.00%	BNP Paribas S.A.	6/20/18	EUR	500	610
Banco Bilbao Vizcaya Argentaria SA	3.00%	Goldman Sachs International	6/20/18	EUR	1,090	2,026
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	USD	40,000	(801,988)
CDX.NA.IG Series 20 Version 1	1.00%	Chicago Mercantile	6/20/18	USD	85,075	103,502
CDX.NA.IG Series 20 Version 1	1.00%	Credit Suisse International	6/20/18	USD	46,065	315,417
CDX.NA.IG Series 20 Version 1	1.00%	Credit Suisse International	6/20/18	USD	11,945	77,709
Clariant AG	1.00%	Goldman Sachs International	6/20/18	EUR	280	1,084
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,920	(58,139)
Deutsche Telekom SA	1.00%	Barclays Bank PLC	6/20/18	EUR	430	(1,797)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	380	(2,519)
Finmeccanica SpA	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,660	65,166
iTraxx Europe Crossover Series 19 Version 1	5.00%	Barclays Bank PLC	6/20/18	EUR	5,680	69,254
iTraxx Europe Crossover Series 19 Version 1	5.00%	Citibank N.A.	6/20/18	EUR	1,400	28,803
iTraxx Europe Crossover Series 19 Version 1	5.00%	Deutsche Bank AG	6/20/18	EUR	9,350	437,973
iTraxx Europe Crossover Series 19 Version 1	5.00%	Deutsche Bank AG	6/20/18	EUR	2,150	23,382
iTraxx Europe Crossover Series 19 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	3,740	73,091
iTraxx Europe Crossover Series 19 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,840	1,659
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	11,830	618,924
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	EUR	8,060	45,278
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	EUR	4,490	(12,037)
iTraxx Sub Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	5,770	46,935
iTraxx Sub Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	5,770	36,504
iTraxx Sub Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	5,670	54,952
iTraxx Sub Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	5,500	32,545
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	EUR	1,510	6,230
iTraxx Sub Financials Series 19 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	4,720	(5,806)
iTraxx Sub Financials Series 19 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	4,670	(11,831)
Lafarge SA	1.00%	Deutsche Bank AG	6/20/18	EUR	50	924
Lafarge SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	210	5,182
Renault SA	1.00%	Credit Suisse International	6/20/18	EUR	2,250	15,967
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	7,475	48,242
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	8,090	33,035
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	8,095	71,121
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,920	(66,037)
Daimler AG	1.00%	Citibank N.A.	9/20/18	EUR	100	(237)
Daimler AG	1.00%	Goldman Sachs International	9/20/18	EUR	100	(227)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Credit default swaps — buy protection outstanding as of June 30, 2013 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Pernod Ricard SA	1.00%	JPMorgan Chase Bank N.A.	9/20/18	EUR	100	$(620)
Republic of Korea	1.00%	JPMorgan Chase Bank N.A.	3/20/23	USD	10,000	152,365
CMBX.NA Series 4 AAA	0.35%	Deutsche Bank AG	2/17/51	USD	17,000	(338,128)
CMBX.NA Series 6 A	2.00%	Bank of America N.A.	5/11/63	USD	8,975	559,782
CMBX.NA Series 6 A	2.00%	Bank of America N.A.	5/11/63	USD	950	68,200
CMBX.NA Series 6 A	2.00%	Bank of America N.A.	5/11/63	USD	450	32,330
CMBX.NA Series 6 A	2.00%	Citibank N.A.	5/11/63	USD	9,080	285,553
CMBX.NA Series 6 A	2.00%	Credit Suisse International	5/11/63	USD	1,590	97,667
CMBX.NA Series 6 AAA	0.50%	Morgan Stanley Capital Services LLC	5/11/63	USD	2,560	109,961
Total						$(6,497,772)

•	Credit default swaps — sold protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
ARAMARK Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/16	B-	USD	1,200	$80,189
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	950	(65,679)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	(94,097)
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	750	(110,927)
Republic of Italy	1.00%	Citibank N.A.	12/20/16	Not Rated	USD	1,600	108,243
Republic of Italy	1.00%	Goldman Sachs Bank USA	12/20/16	Not Rated	USD	4,000	268,721
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	86,815	1,165,416
Sunrise Communications Holdings SA	5.00%	Citibank N.A.	6/20/17	B-	EUR	1,750	233,086
Ardagh Packaging Finance PLC	5.00%	Barclays Bank PLC	9/20/17	CCC+	EUR	540	58,005
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	9/20/17	CCC+	EUR	820	90,099
Bank of America Corp.	1.00%	Citibank N.A.	9/20/17	A-	USD	10,000	165,510
Deutsche Telekom AG	1.00%	Deutsche Bank AG	12/20/17	BBB+	EUR	2,400	14,047
E.ON AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	1,600	4,993
Imperial Tobacco Group PLC	1.00%	Deutsche Bank AG	12/20/17	BBB	EUR	2,400	19,760
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	62,050	300,692
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	41,400	200,623
iTraxx Sub Financials Series 18 Version 1	1.00%	Citibank N.A.	12/20/17	A	EUR	9,400	36,805
iTraxx Sub Financials Series 18 Version 1	1.00%	Citibank N.A.	12/20/17	A	EUR	8,830	12,127
iTraxx Sub Financials Series 18 Version 1	1.00%	Citibank N.A.	12/20/17	A	EUR	4,720	21,729
iTraxx Sub Financials Series 18 Version 1	1.00%	Deutsche Bank AG	12/20/17	A	EUR	9,400	35,550
iTraxx Sub Financials Series 18 Version 1	1.00%	Deutsche Bank AG	12/20/17	A	EUR	4,700	14,636
iTraxx Sub Financials Series 18 Version 1	1.00%	Deutsche Bank AG	12/20/17	A	EUR	720	(2,154)
iTraxx Sub Financials Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A	EUR	19,230	110,596
iTraxx Sub Financials Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A	EUR	2,410	4,052
Sunrise Communications Holdings SA	5.00%	Credit Suisse International	12/20/17	B-	EUR	920	9,800
Sunrise Communications Holdings SA	5.00%	Goldman Sachs International	12/20/17	B-	EUR	1,070	20,888
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	2,300	(13,154)
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	1,100	(3,405)
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	BB	EUR	1,040	(3,220)
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	3/20/18	CCC+	EUR	830	(12,294)
Ardagh Packaging Finance PLC	5.00%	Deutsche Bank AG	3/20/18	CCC+	EUR	880	(13,483)
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB	EUR	4,040	(114,944)
Intesa Sanpaolo SpA	1.00%	Bank of America N.A.	3/20/18	BBB+	EUR	3,350	(92,513)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	Not Rated	EUR	6,750	(83,163)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	Not Rated	USD	105	600
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	1,000	60,221
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	990	46,949
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B+	EUR	1,000	55,877

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Credit default swaps – sold protection outstanding as of June 30, 2013 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B+	EUR	990	$46,949
Sunrise Communications Holdings SA	5.00%	Citibank N.A.	3/20/18	B-	EUR	960	1,388
Sunrise Communications Holdings SA	5.00%	Goldman Sachs International	3/20/18	B-	EUR	1,010	(3,925)
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	4,800	28,531
Swiss Reinsurance Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,900	11,995
ThyssenKrupp AG	1.00%	Credit Suisse International	3/20/18	BB	EUR	1,950	(70,476)
Ttmtin	5.00%	Credit Suisse International	3/20/18	BB-	EUR	2,000	3,527
UniCredit SpA	3.00%	Barclays Bank PLC	3/20/18	BBB+	EUR	1,650	(38,165)
UniCredit SpA	3.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB+	EUR	3,350	(86,921)
Accor SA	1.00%	BNP Paribas S.A.	6/20/18	BBB-	EUR	4,060	(26,377)
Allianz SE	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA	EUR	4,220	68,421
ArcelorMittal	1.00%	Deutsche Bank AG	6/20/18	BB+	EUR	35	(1,271)
ArcelorMittal	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BB+	EUR	150	(6,119)
Aviva PLC	1.00%	Barclays Bank PLC	6/20/18	Not Rated	EUR	6,680	(97,485)
Aviva PLC	1.00%	BNP Paribas S.A.	6/20/18	Not Rated	EUR	1,850	26,716
Aviva PLC	1.00%	Credit Suisse International	6/20/18	Not Rated	EUR	1,990	28,179
Compagnie de Saint-Gobain SA	1.00%	Bank of America N.A.	6/20/18	BBB	EUR	4,060	5,971
Compagnie de Saint-Gobain SA	1.00%	Bank of America N.A.	6/20/18	BBB	EUR	2,180	(261)
Compagnie de Saint-Gobain SA	1.00%	BNP Paribas S.A.	6/20/18	BBB	EUR	2,290	4,066
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	2,180	(2,889)
Daimler AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A-	EUR	2,270	(4,187)
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A+	EUR	1,900	4,689
Deutsche Telekom SA	1.00%	Citibank N.A.	6/20/18	BBB+	EUR	2,310	(614)
Devon Energy Corp.	1.00%	Barclays Bank PLC	6/20/18	BBB+	USD	14,000	79,942
Devon Energy Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	USD	10,000	58,333
Devon Energy Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	USD	4,000	23,108
Encana Corp.	1.00%	Credit Suisse International	6/20/18	BBB	USD	8,495	(111,195)
Encana Corp.	1.00%	Credit Suisse International	6/20/18	BBB	USD	5,910	(87,956)
France Telecom SA	1.00%	Barclays Bank PLC	6/20/18	BBB+	EUR	430	(636)
Glencore Xstrata PLC	1.00%	Citibank N.A.	6/20/18	BBB	EUR	2,370	(35,712)
Glencore Xstrata PLC	1.00%	Credit Suisse International	6/20/18	BBB	EUR	2,270	(102,186)
Glencore Xstrata PLC	1.00%	Goldman Sachs International	6/20/18	BBB	EUR	1,095	(8,156)
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	2,310	(99,843)
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	2,180	(12,506)
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	1,085	(15,522)
Holcim Ltd.	1.00%	Citibank N.A.	6/20/18	BBB	EUR	4,880	(21,898)
Intesa Sanpaolo SpA	3.00%	BNP Paribas S.A.	6/20/18	BBB+	EUR	500	(840)
iTraxx Europe Crossover Series 19 Version 1	1.00%	Bank of America N.A.	6/20/18	B+	EUR	7,270	(35,780)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Barclays Bank PLC	6/20/18	B+	EUR	10,820	(227,204)
iTraxx Europe Crossover Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	B+	EUR	1,300	(6,398)
iTraxx Europe Crossover Series 19 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	B+	EUR	5,680	(274,273)
iTraxx Europe Series 19 Version 1	1.00%	Bank of America N.A.	6/20/18	A-	EUR	11,280	56,087
iTraxx Europe Series 19 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A-	EUR	24,390	27,409
iTraxx Europe Series 19 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A-	EUR	22,760	170,858
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	B+	EUR	19,145	71,592
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	B+	EUR	5,560	(30,754)
iTraxx Sub Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	B+	EUR	5,500	(21,024)
iTraxx Sub Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	B+	EUR	5,500	(24,313)
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	B+	EUR	165	(1,291)
Koninklijke KPN NV	1.00%	Deutsche Bank AG	6/20/18	BBB-	EUR	280	(2,143)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Credit default swaps - sold protection outstanding as of June 30, 2013 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Laxess AG	1.00%	BNP Paribas S.A.	6/20/18	BBB	EUR	2,310	$(33,260)
Metro AG	1.00%	Credit Suisse International	6/20/18	BBB-	EUR	2,270	(43,941)
Muenchener Rueckversicherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	Not Rated	EUR	4,220	36,237
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	4,060	(19,163)
Schaeffler Finance BV	5.00%	Barclays Bank PLC	6/20/18	B+	EUR	1,000	(34,801)
Solvay SA	1.00%	Credit Suisse International	6/20/18	BBB+	EUR	2,270	(16,811)
Sunrise Communications Holdings SA	5.00%	Credit Suisse International	6/20/18	B-	EUR	1,000	(29,479)
Techem GmbH	5.00%	Credit Suisse International	6/20/18	B+	EUR	2,280	185
Telecom Italia SpA	1.00%	Bank of America N.A.	6/20/18	BBB-	EUR	2,180	6,967
Telecom Italia SpA	1.00%	Barclays Bank PLC	6/20/18	BBB-	EUR	1,085	15,773
Telecom Italia SpA	1.00%	Goldman Sachs International	6/20/18	BBB-	EUR	1,095	(2,228)
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB+	EUR	4,070	(54,780)
ThyssenKrupp AG	1.00%	Barclays Bank PLC	6/20/18	BB	EUR	1,000	(49,959)
Vinci SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	2,270	(28,935)
Vivendi SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	2,310	(14,001)
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A-	EUR	2,310	(2,697)
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A-	EUR	2,270	(8,540)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB	EUR	2,255	16,766
Holcim Ltd.	1.00%	BNP Paribas S.A.	9/20/18	BBB	EUR	1,150	(2,030)
Holcim Ltd.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB	EUR	2,255	13,076
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	100	1,146
Telecom Italia SpA	1.00%	Goldman Sachs International	9/20/18	BBB-	EUR	3,050	67,932
Vodafone Group PLC	1.00%	Goldman Sachs International	9/20/18	A-	EUR	100	13
Vodafone Group PLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	A-	EUR	100	351
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA+	USD	4,575	(45,424)
Republic of France	0.25%	Citibank N.A.	6/20/23	AA+	USD	4,940	(27,666)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA+	USD	4,935	(56,131)
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	1,925	57,798
CMBX.NA Series 6 AA	1.50%	Bank of America N.A.	5/11/63	AA	USD	8,975	(436,184)
CMBX.NA Series 6 AA	1.50%	Credit Suisse International	5/11/63	AA	USD	9,080	(148,659)
CMBX.NA Series 6 AA	1.50%	Credit Suisse International	5/11/63	AA	USD	1,590	(73,129)
CMBX.NA Series 6 AA	1.50%	Deutsche Bank AG	5/11/63	AA	USD	950	(49,661)
CMBX.NA Series 6 AA	1.50%	Deutsche Bank AG	5/11/63	AA	USD	450	(23,524)
CMBX.NA Series 6 Version BBB-	3.00%	Citibank N.A.	5/11/63	BBB-	USD	4,560	(292,143)
Total							$512,720

1	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.41%[1]	3-month LIBOR	Deutsche Bank AG	3/22/15	USD	59,800	$(18,321)
0.52%[1]	3-month LIBOR	Chicago Mercantile	6/25/15	USD	92,700	(37,898)
0.90%[1]	3-month LIBOR	Chicago Mercantile	6/26/16	USD	23,200	(67,389)
3.42%[1]	7-day China Fixing Repo Rate	Bank of America N.A.	4/24/18	CNY	100,000	(308,338)
3.49%[1]	3-month KLIBOR	JPMorgan Chase Bank N.A.	5/29/18	MYR	120,000	376,858
1.28%[1]	3-month LIBOR	Chicago Mercantile	6/20/18	USD	27,000	338,320
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	5,230	(381,808)
2.05%[2]	3-month LIBOR	Deutsche Bank AG	3/22/23	USD	1,300	(61,151)
1.94%[2]	3-month LIBOR	Citibank N.A.	4/08/23	USD	18,900	(1,124,548)
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	5,800	182,924
2.30%[1]	3-month LIBOR	Chicago Mercantile	6/11/23	USD	3,150	104,801
2.89%[1]	3-month LIBOR	Chicago Mercantile	1/14/43	USD	50,000	4,696,436

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Interest rate swaps outstanding as of June 30, 2013 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.89%[1]	3-month LIBOR	Bank of America N.A.	1/14/43	USD	2,510	$226,993
3.01%[1]	3-month LIBOR	Bank of America N.A.	2/06/43	USD	1,334	91,837
3.02%[1]	3-month LIBOR	Credit Suisse International	2/06/43	USD	19,669	1,342,544
3.00%[1]	3-month LIBOR	Goldman Sachs International	2/11/43	USD	34,000	2,421,888
3.03%[1]	3-month LIBOR	Credit Suisse International	2/19/43	USD	11,000	735,440
2.80%[1]	3-month LIBOR	Bank of America N.A.	4/23/43	USD	24,820	2,928,888
2.80%[1]	3-month LIBOR	Barclays Bank PLC	4/23/43	USD	24,770	2,909,723
2.80%[1]	3-month LIBOR	Deutsche Bank AG	4/23/43	USD	25,210	2,961,410
3.04%[1]	3-month LIBOR	Barclays Bank PLC	5/23/43	USD	69,100	5,183,464
3.04%[1]	3-month LIBOR	Bank of America N.A.	5/24/43	USD	103,910	7,589,823
3.05%[1]	3-month LIBOR	Deutsche Bank AG	5/24/43	USD	93,515	6,702,758
3.15%[2]	3-month LIBOR	UBS AG	6/10/43	USD	7,440	(415,830)
3.23%[1]	3-month LIBOR	Goldman Sachs International	6/11/43	USD	7,440	296,619
Total						$36,675,443

1	Fund pays the fixed rate and receives the floating rate.

2	Fund pays the floating rate and receives the fixed rate.

•	Total return swaps outstanding as of June 30, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
TRX.II.AAA Series 1	26.32%[1]	Morgan Stanley Capital Services LLC	10/01/13	USD	2,560	$(40,631)
Nokia Oyj	3-month EURIBOR[2]	Citibank N.A.	5/23/14	EUR	279	(25,633)
Nokia Oyj	3-month EURIBOR[2]	JPMorgan Chase Bank N.A.	5/26/14	EUR	279	(26,465)
Nokia Oyj	3-month EURIBOR[2]	BNP Paribas S.A.	6/20/14	EUR	23	1,597
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Citibank N.A.	1/12/42	USD	8,747	(182,735)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/42	USD	17,942	(370,359)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Bank USA	1/12/42	USD	9,641	133,811
Total						$(510,415)

1	Fund pays the total return of the reference entity.

2	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

3	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$448,235,055	$202,050,088	$650,285,143
Common Stocks	$13,256,519	—	—	13,256,519
Corporate Bonds	—	1,107,070,901	23,463,375	1,130,534,276
Floating Rate Loan Interests	—	74,620,807	29,079,431	103,700,238
Foreign Agency Obligations	—	127,460,691	—	127,460,691
Foreign Government Obligations	—	520,076,086	—	520,076,086
Investment Companies	37,687,478	—	—	37,687,478
Non-Agency Mortgage-Backed Securities	—	776,146,765	66,961,408	843,108,173
Preferred Securities	36,912,414	16,240,148	—	53,152,562
Taxable Municipal Bonds	—	118,801,719	—	118,801,719
U.S. Government Sponsored Agency Securities	—	5,658,463,653	5,855,869	5,664,319,522
U.S. Treasury Obligations	—	1,187,912,696	—	1,187,912,696
Short-Term Securities:
Borrowed Bond Agreements	—	598,909,116	—	598,909,116
Foreign Government Obligations	—	88,027,666	—	88,027,666
Money Market Funds	555,581,770	—	—	555,581,770
Options Purchased:
Equity Contracts	18,194,363	5,996,650	558,984	24,749,997
Foreign Currency Exchange Contracts	—	19,139,669	—	19,139,669
Interest Rate Contracts	—	7	—	7
Liabilities:
Investments in Securities:
Investments Sold Short	(422,499)	—	—	(422,499)
TBA Sale Commitments	—	(5,130,286,942)	—	(5,130,286,942)
Borrowed Bonds	—	(569,147,374)	—	(569,147,374)
Total	$661,210,045	$5,047,667,313	$327,969,155	$6,036,846,513

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$8,352,712	—	$8,352,712
Equity contracts	$730,865	1,597	—	732,462
Foreign currency exchange contracts	—	19,466,817	—	19,466,817
Interest rate contracts	13,799,640	39,224,537	—	53,024,177
Liabilities:			—
Credit contracts	—	(15,077,722)	—	(15,077,722)
Equity contracts	(13,933,701)	(212,806)	—	(14,146,507)
Foreign currency exchange contracts	(44,733)	(23,565,914)	—	(23,610,647)
Interest rate contracts	(3,571,669)	(3,009,008)	—	(6,580,677)
Total	$(3,019,598)	$25,180,213	—	$22,160,615

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	JUNE 30, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolios

•

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$49,120,633	—	—	$49,120,633
Foreign currency at value	21,777,293	—	—	21,777,293
Cash pledged for financial futures contracts	29,585,000	—	—	29,585,000
Cash pledged as collateral for reverse repurchase agreements	4,478,000	—	—	4,478,000
Cash pledged as collateral for borrowed bond agreements	207,918	—	—	207,918
Cash pledged as collateral for over-the-counter swaps	5,542,000	—	—	5,542,000
Cash pledged for centrally cleared swaps	5,170,000	—	—	5,170,000
Liabilities:
Reverse repurchase agreements	—	$(73,435,515)	—	(73,435,515)
Cash received as collateral for borrowed bond agreements	—	(5,294,279)	—	(5,294,279)
Cash received as collateral for over-the-counter swaps	—	(35,088,000)	—	(35,088,000)
Total	$115,880,844	$(113,817,794)	—	$2,063,050

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Options Purchased	Total
Assets:
Opening Balance, as of December 31, 2012	$25,798,649	$137,623,895	$32,329,000	$14,358,118	$69,654,667	—	—	$279,764,329
Transfers into Level 3[2]	16,650,400	—	2,985,000	—	—	—	—	19,635,400
Transfers out of Level 3[2]	(12,636,946)	—	—	(3,690,071)	(22,094,235)	—	—	(38,421,252)
Other[3]	124,309,306	(137,623,895)	—	—	13,314,589	—	—	—
Accrued discounts/premiums	470,810	—	(1,590)	7,001	38,371	—	—	514,592
Net realized gain (loss)	3,795,736	—	(8,666)	12,268	558,194	—	—	4,357,532
Net change in unrealized appreciation/depreciation[4]	(275,405)	—	(397,983)	118,468	(230,949)	$421,804	$558,984	194,919
Purchases	131,303,085	—	10,672,614	19,187,159	12,923,279	5,434,065	—	179,520,202
Sales	(87,365,547)	—	(22,115,000)	(913,512)	(7,202,508)	—	—	(117,596,567)
Closing Balance, as of June 30, 2013	$202,050,088	—	$23,463,375	$29,079,431	$66,961,408	$5,855,869	$558,984	$327,969,155

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Transfers into and out of Level 3 are the result of a reclassification of certain Level 3 Investments between Asset-Backed Securities, Collateralized Debt Obligations and Non-Agency Mortgage-Backed Securities and not the result of the investments transferring into or out of Level 3.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2013 was $1,782,330.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	57

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Emerging Market Local Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets
Investments at value — unaffiliated[2]	$102,404,858	$163,497,999	$11,144,103,722
Investments at value — affiliated[3]	10,991,672	6,902,589	592,599,606
Cash	92,528	476,563	49,120,633
Cash pledged for financial futures contracts	238,000	777,000	29,585,000
Cash pledged as collateral for reverse repurchase agreements	—	—	4,478,000
Cash pledged as collateral for borrowed bond agreements	—	—	207,918
Cash pledged as collateral for over-the-counter swaps	—	50,000	5,542,000
Cash pledged for centrally cleared swaps	—	—	5,170,000
Foreign currency at value[4]	1,926,125	1,054,116	21,777,293
Variation margin receivable	15,327	58,718	1,862,491
Investments sold receivable	2,757,208	1,135,658	443,197,186
TBA sale commitments receivable	—	—	5,195,647,474
Swap premiums paid	100,738	—	19,032,758
Unrealized appreciation on foreign currency exchange contracts	2,258,194	2,613,766	19,466,817
Unrealized appreciation on swaps	—	19,367	42,335,787
Capital shares sold receivable	368,991	2,498,803	195,990,209
Interest receivable	2,408,492	2,101,232	39,704,530
Receivable from Manager	901	2,920	9,773
Principal paydowns receivable	—	—	2,409,153
Dividends receivable — unaffiliated	—	—	18,102
Dividends receivable — affiliated	927	147	—
Prepaid expenses	46,832	39,154	190,557
Other assets	—	92,827	—

Total assets	123,610,793	181,320,859	17,812,449,009

Liabilities
Options written at value[5]	—	214,760	30,580,530
Investments sold short at value[6]	—	—	422,499
Borrowed bonds at value[7]	—	—	569,147,374
TBA sale commitments at value[8]	—	—	5,130,286,942
Reverse repurchase agreements	—	—	73,435,515
Cash received as collateral for borrowed bond agreements	—	—	5,294,279
Cash received as collateral for over-the-counter swaps	200,000	100,000	35,088,000
Variation margin payable	—	182,470	433,874
Investments purchased payable	—	136,411	5,267,150,634
Swap premiums received	—	—	19,743,639
Unrealized depreciation on foreign currency exchange contracts	2,021,858	1,526,163	7,461,019
Unrealized depreciation on swaps	5,963	44,346	16,491,595
Interest expense payable	—	—	5,568,680
Income dividends payable	154,645	115,213	3,412,437
Capital shares redeemed payable	691,434	2,265,867	78,366,664
Service and distribution fees payable	20,438	19,008	843,294
Investment advisory fees payable	75,983	81,295	2,785,889
Other affiliates payable	7,438	25,111	386,930
Officer’s and Trustees’ fees payable	1,922	3,067	6,693
Other accrued expenses payable	61,160	172,392	875,446

Total liabilities	3,240,841	4,886,103	11,247,781,933

Net Assets	$120,369,952	$176,434,756	$6,564,667,076

Net Assets Consist of
Paid-in capital	$133,805,262	$215,846,877	$6,605,827,057
Distributions in excess of net investment income	(715,700)	(2,789,273)	(12,233,095)
Accumulated net realized gain (loss)	(1,308,343)	(32,667,540)	21,914,955
Net unrealized appreciation/depreciation	(11,411,267)	(3,955,308)	(50,841,841)

Net Assets	$120,369,952	$176,434,756	$6,564,667,076

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$113,813,073	$169,071,590	$11,320,774,433
[3] Investments at cost — affiliated	$10,991,672	$6,902,589	$594,257,330
[4] Foreign currency at cost	$1,938,075	$1,065,416	$22,154,748
[5] Premiums received	—	$379,918	$26,835,648
[6] Proceeds from investments sold short	—	—	$401,698
[7] Proceeds received from borrowed bond agreements	—	—	$583,028,818
[8] Proceeds from TBA sale commitments	—	—	$5,195,647,474

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	JUNE 30, 2013

Statements of Assets and Liabilities (concluded)

June 30, 2013 (Unaudited)	BlackRock Emerging Market Local Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Asset Value
BlackRock
Net assets	$11,774,902	$14,799,083	—

Shares outstanding[9]	1,223,017	1,601,213	—

Net asset value	$9.63	$9.24	—

Institutional
Net assets	$63,329,168	$99,810,606	$4,049,444,409

Shares outstanding[9]	6,576,800	10,808,305	405,353,605

Net asset value	$9.63	$9.23	$9.99

Service
Net assets	—	$10,845,908	—

Shares outstanding[9]	—	1,171,376	—

Net asset value	—	$9.26	—

Investor A
Net assets	$32,855,714	$40,799,810	$1,889,611,493

Shares outstanding[9]	3,414,602	4,411,056	189,140,345

Net asset value	$9.62	$9.25	$9.99

Investor C
Net assets	$12,410,168	$10,179,349	$625,611,174

Shares outstanding[9]	1,289,441	1,101,506	62,679,571

Net asset value	$9.62	$9.24	$9.98

[9]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	59

Statements of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Emerging Market Local Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income
Interest	$3,154,545	$2,787,643	$100,157,996
Dividends — unaffiliated	—	—	2,378,581
Dividends — affiliated	6,901	1,523	3,028,152

Total income	3,161,446	2,789,166	105,564,729

Expenses
Investment advisory	398,163	510,181	11,717,590
Service and distribution — class specific	117,465	121,757	4,487,128
Professional	53,167	35,910	79,621
Administration	49,770	69,570	1,434,623
Transfer agent — class specific	35,951	173,781	1,787,482
Registration	23,875	34,996	105,911
Administration — class specific	16,508	23,219	323,171
Custodian	15,834	14,105	246,653
Officer and Trustees	9,264	10,409	36,333
Printing	8,354	8,595	71,288
Miscellaneous	8,686	18,230	120,490
Recoupment of past waived fees	1,729	—	470
Recoupment of past waived fees — class specific	10,572	585	375,476

Total expenses excluding interest expense	749,338	1,021,338	20,786,236
Interest expense[2]	—	—	4,825,778

Total expenses	749,338	1,021,338	25,612,014
Less administration fees waived — class specific	(3,832)	(18,080)	(109,045)
Less transfer agent fees waived — class specific	(288)	(1,590)	(5,752)
Less transfer agent fees reimbursed — class specific	(1,304)	(33,414)	(56,574)
Less fees waived by manager	(16,563)	(1,423)	(36,120)

Total expenses after fees waived, reimbursed and paid indirectly	727,351	966,831	25,404,523

Net investment income	2,434,095	1,822,335	80,160,206

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(1,486,574)	5,328,233	9,378,268
Investments — affiliated	—	—	1,758,364
Options written	—	—	(6,554,771)
Financial futures contracts	457,849	186,013	29,091,630
Swaps	(132,582)	54,110	(1,021,713)
Foreign currency transactions	(268,721)	(11,832,552)	20,185,223
Borrowed bonds	—	—	(7,129,081)

	(1,430,028)	(6,264,196)	45,707,920

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(13,533,811)	(15,776,311)	(225,944,808)
Investments — affiliated	—	—	(5,479,510)
Options written	—	(74,156)	1,342,026
Financial futures contracts	(53,271)	348,302	9,512,354
Swaps	(5,963)	(72,012)	36,198,540
Foreign currency transactions	(103,707)	6,235,084	15,025,492
Securities sold short	—	—	(20,801)
Borrowed bonds	—	—	25,882,125

	(13,696,752)	(9,339,093)	(143,484,582)

Total realized and unrealized loss	(15,126,780)	(15,603,289)	(97,776,662)

Net Decrease in Net Assets Resulting from Operations.	$(12,692,685)	$(13,780,954)	$(17,616,456)

[1]	Consolidated Statement of Operations.
[2]	See Note 8 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock Emerging Market Local Debt Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$2,434,095	$2,723,878
Net realized gain (loss)	(1,430,028)	9,915,522
Net change in unrealized appreciation/depreciation	(13,696,752)	447,921

Net increase in net assets resulting from operations	(12,692,685)	13,087,321

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(573,528)	(1,673,426)[1]
Institutional	(951,186)	(560,660)[1]
Investor A	(693,258)	(1,087,708)[1]
Investor C	(183,232)	(498,006)[1]
Net realized gain:
BlackRock	—	(3,407,570)[1]
Institutional	—	(1,529,833)[1]
Investor A	—	(2,762,555)[1]
Investor C	—	(1,352,952)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(2,401,204)	(12,872,710)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	46,509,039	29,225,094

Net Assets
Total increase in net assets	31,415,150	29,439,705
Beginning of period	88,954,802	59,515,097

End of period	$120,369,952	$88,954,802

Distributions in excess of net investment income	$(715,700)	$(748,591)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	61

Statements of Changes in Net Assets (concluded)

	BlackRock International Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio[1]
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,822,335	$5,015,326	$80,160,206	$104,307,041
Net realized gain (loss)	(6,264,196)	3,703,222	45,707,920	34,554,096
Net change in unrealized appreciation/depreciation	(9,339,093)	(2,115,179)	(143,484,582)	142,476,259

Net increase (decrease) in net assets resulting from operations	(13,780,954)	6,603,369	(17,616,456)	281,337,396

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(163,990)	(1,009,071)[2]	—	—
Institutional	(1,158,889)	(7,850,577)[2]	(46,259,827)	(54,111,457)[2]
Service	(115,452)	(790,509)[2]	—	—
Investor A	(334,116)	(2,559,492)[2]	(20,754,483)	(27,855,476)[2]
Investor B	(1,284)	(25,588)[2]	—	—
Investor C	(56,530)	(694,493)[2]	(5,660,165)	(10,428,657)[2]
Tax return of capital:
Institutional	—	—	—	(3,133,375)[2]
Investor A	—	—	—	(1,743,642)[2]
Investor C	—	—	—	(863,973)[2]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,830,261)	(12,929,730)	(72,674,475)	(98,136,580)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(13,894,057)	(45,740,597)	2,918,241,187	766,283,374

Net Assets
Total increase (decrease) in net assets	(29,505,272)	(52,066,958)	2,827,950,256	949,484,190
Beginning of period	205,940,028	258,006,986	3,736,716,820	2,787,232,630

End of period	$176,434,756	$205,940,028	$6,564,667,076	$3,736,716,820

Distributions in excess of net investment income	$(2,789,273)	$(2,781,347)	$(12,233,095)	$(19,718,826)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	JUNE 30, 2013

Financial Highlights	BlackRock Emerging Market Local Debt Portfolio

	BlackRock						Institutional
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period February 1, 2008[1] to December 31, 2008
		2012	2011	2010	2009			2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.32	$10.32	$9.83	$8.39	$10.00	$10.54	$10.32	$10.32	$9.83	$8.39	$10.00

Net investment income[2]	0.20	0.45	0.50	0.53	0.54	0.48	0.21	0.43	0.49	0.52	0.56	0.49
Net realized and unrealized gain (loss)	(0.91)	1.57	0.03 [3]	0.58 [3]	1.43 [3]	(1.61)[3]	(0.92)	1.58	0.03 [3]	0.58 [3]	1.41 [3]	(1.64)[3]

Net increase (decrease) from investment operations	(0.71)	2.02	0.53	1.11	1.97	(1.13)	(0.71)	2.01	0.52	1.10	1.97	(1.15)

Dividends and distributions from:
Net investment income	(0.20)	(0.60)[4]	(0.49)[4]	(0.54)[4]	(0.51)[4]	(0.48)[4]	(0.20)	(0.59)[4]	(0.48)[4]	(0.53)[4]	(0.52)[4]	(0.46)[4]
Tax return of capital	—	—	—	—	(0.02)[4]	—	—	—	—	—	(0.01)[4]	—
Net realized gain	—	(1.20)[4]	(0.04)[4]	(0.08)[4]	—	—	—	(1.20)[4]	(0.04)[4]	(0.08)[4]	—	—

Total dividends and distributions	(0.20)	(1.80)	(0.53)	(0.62)	(0.53)	(0.48)	(0.20)	(1.79)	(0.52)	(0.61)	(0.53)	(0.46)

Net asset value, end of period	$9.63	$10.54	$10.32	$10.32	$9.83	$8.39	$9.63	$10.54	$10.32	$10.32	$9.83	$8.39

Total Investment Return[5]
Based on net asset value	(6.86)%[6]	20.25%	5.23%[7]	11.51%[7]	24.13%[7]	(11.59)%[6,7]	(6.88)%[6]	20.10%	5.11%[7]	11.45%[7]	24.06%[7]	(11.70)%[6,7]

Ratios to Average Net Assets
Total expenses	0.89%[8]	1.07%	1.11%	1.28%	2.29%[9]	3.42%[8,9]	0.90%[8]	1.18%	1.20%	1.35%	2.19%[9]	4.38%[8,9]

Total expenses excluding recoupment of past waived fees	0.89%[8]	1.07%	1.11%	1.28%	2.29%	3.42%[8]	0.90%[8]	1.18%	1.20%	1.35%	2.19%	4.38%[8]

Total expenses after fees waived, reimbursed and paid indirectly	0.85%[8]	0.85%	0.85%	0.85%	0.85%	0.84%[8]	0.88%[8]	0.98%	0.96%	0.91%	0.89%	0.96%[8]

Net investment income	3.85%[8]	4.12%	4.82%	5.11%	5.90%	5.63%[8]	3.92%[8]	3.92%	4.72%	5.04%	5.87%	6.36%[8]

Supplemental Data
Net assets, end of period (000)	$11,775	$33,552	$28,415	$27,321	$10,435	$8,341	$63,329	$15,203	$6,497	$4,563	$2,522	$220

Portfolio turnover	99%	193%	195%	164%	109%	89%	99%	193%	195%	164%	109%	89%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	63

Financial Highlights (concluded)	BlackRock Emerging Market Local Debt Portfolio

	Investor A						Investor C
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period February 1, 2008[1] to December 31, 2008
		2012	2011	2010	2009			2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.31	$10.31	$9.82	$8.38	$10.00	$10.53	$10.31	$10.31	$9.82	$8.38	$10.00

Net investment income[2]	0.18	0.40	0.46	0.49	0.53	0.45	0.14	0.33	0.39	0.42	0.46	0.41
Net realized and unrealized gain (loss)	(0.91)	1.58	0.03 [3]	0.58 [3]	1.41 [3]	(1.62)[3]	(0.91)	1.57	0.03 [3]	0.58 [3]	1.41 [3]	(1.65)[3]

Net increase (decrease) from investment operations	(0.73)	1.98	0.49	1.07	1.94	(1.17)	(0.77)	1.90	0.42	1.00	1.87	(1.24)

Dividends and distributions from:
Net investment income	(0.18)	(0.56)[4]	(0.45)[4]	(0.50)[4]	(0.49)[4]	(0.45)[4]	(0.14)	(0.48)[4]	(0.38)[4]	(0.43)[4]	(0.42)[4]	(0.38)[4]
Tax return of capital	—	—	—	—	(0.01)[4]	—	—	—	—	—	(0.01)[4]	—
Net realized gain	—	(1.20)[4]	(0.04)[4]	(0.08)[4]	—	—	—	(1.20)[4]	(0.04)[4]	(0.08)[4]	—	—

Total dividends and distributions	(0.18)	(1.76)	(0.49)	(0.58)	(0.50)	(0.45)	(0.14)	(1.68)	(0.42)	(0.51)	(0.43)	(0.38)

Net asset value, end of period	$9.62	$10.53	$10.31	$10.31	$9.82	$8.38	$9.62	$10.53	$10.31	$10.31	$9.82	$8.38

Total Investment Return[5]
Based on net asset value	(7.03)%[6]	19.78%	4.81%[7]	11.13%[7]	23.75%[7]	(11.99)%[6,7]	(7.40)%[6]	18.89%	4.08%[7]	10.33%[7]	22.84%[7]	(12.61)%[6,7]

Ratios to Average Net Assets
Total expenses	1.27%[8]	1.48%	1.51%	1.67%	2.42%[9]	4.04%[8,9]	2.06%[8]	2.27%	2.25%	2.36%	3.22%[9]	4.62%[8,9]

Total expenses excluding recoupment of past waived fees	1.22%[8]	1.48%	1.49%	1.67%	2.42%	4.04%[8]	2.06%[8]	2.27%	2.25%	2.36%	3.22%	4.62%[8]

Total expenses after fees waived,reimbursed and paid indirectly	1.24%[8]	1.25%	1.25%	1.20%	1.16%	1.18%[8]	2.00%[8]	2.00%	1.95%	1.93%	1.89%	1.90%[8]

Net investment income	3.53%[8]	3.66%	4.38%	4.72%	5.54%	5.38%[8]	2.74%[8]	2.96%	3.72%	4.05%	4.76%	4.82%[8]

Supplemental Data
Net assets, end of period (000)	$32,856	$26,999	$14,803	$8,864	$2,028	$73	$12,410	$13,200	$9,799	$7,543	$2,945	$152

Portfolio turnover	99%	193%	195%	164%	109%	89%	99%	193%	195%	164%	109%	89%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	JUNE 30, 2013

Financial Highlights	BlackRock International Bond Portfolio

	BlackRock
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.34	$10.55	$10.55	$10.95	$11.20	$11.57

Net investment income[1]	0.11	0.25	0.28	0.26	0.25	0.09	0.40
Net realized and unrealized gain (loss)	(0.79)	0.08	0.01 [2]	0.30 [2]	0.36 [2]	0.55 [2]	(0.38)[2]

Net increase (decrease) from investment operations	(0.68)	0.33	0.29	0.56	0.61	0.64	0.02

Dividends from net investment income	(0.11)	(0.64)[3]	(0.50)[3]	(0.56)[3]	(1.01)[3]	(0.89)[3]	(0.39)[3]

Net asset value, end of period	$9.24	$10.03	$10.34	$10.55	$10.55	$10.95	$11.20

Total Investment Return[4]
Based on net asset value	(6.85)%[5]	3.17%	2.77%[6]	5.54%[6]	6.13%[6]	5.70%[5,6]	0.04%[6]

Ratios to Average Net Assets
Total expenses	0.79%[7]	0.76%	0.79%	0.80%	0.81%	0.81%[7]	0.77%

Total expenses excluding recoupment of past waived fees	0.79%[7]	0.76%	0.74%	0.80%	0.81%	0.81%[7]	0.77%

Total expenses after fees waived, reimbursed and paid indirectly	0.79%[7]	0.76%	0.79%	0.79%	0.78%	0.79%[7]	0.77%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.79%[7]	0.76%	0.79%	0.79%	0.78%	0.78%[7]	0.76%

Net investment income	2.21%[7]	2.38%	2.59%	2.46%	2.36%	3.11%[7]	3.34%

Supplemental Data
Net assets, end of period (000)	$14,799	$14,452	$21,293	$21,407	$38,965	$62,415	$67,594

Portfolio turnover	37%	64%	82%	82%	172%[8]	25%[9]	151%[10]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	65

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.02	$10.33	$10.54	$10.54	$10.94	$11.19	$11.56

Net investment income[1]	0.10	0.23	0.27	0.24	0.24	0.08	0.40
Net realized and unrealized gain (loss)	(0.79)	0.09	0.01 [2]	0.31 [2]	0.36 [2]	0.56 [2]	(0.38)[2]

Net increase (decrease) from investment operations	(0.69)	0.32	0.28	0.55	0.60	0.64	0.02

Dividends from net investment income	(0.10)	(0.63)[3]	(0.49)[3]	(0.55)[3]	(1.00)[3]	(0.89)[3]	(0.39)[3]

Net asset value, end of period	$9.23	$10.02	$10.33	$10.54	$10.54	$10.94	$11.19

Total Investment Return[4]
Based on net asset value	(6.91)%[5]	3.05%	2.62%[6]	5.42%[6]	6.06%[6]	5.71%[5,6]	0.02%[6]

Ratios to Average Net Assets
Total expenses	0.95%[7]	0.88%	0.90%	0.92%	0.89%	0.83%[7]	0.79%

Total expenses excluding recoupment of past waived fees	0.95%[7]	0.88%	0.89%	0.92%	0.89%	0.83%[7]	0.79%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[7]	0.88%	0.90%	0.90%	0.86%	0.83%[7]	0.79%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[7]	0.88%	0.90%	0.90%	0.86%	0.82%[7]	0.79%

Net investment income	2.11%[7]	2.26%	2.48%	2.33%	2.30%	3.07%[7]	3.32%

Supplemental Data
Net assets, end of period (000)	$99,811	$120,959	$150,108	$145,720	$155,656	$175,123	$180,834

Portfolio turnover	37%	64%	82%	82%	172%[8]	25%[9]	151%[10]

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	66

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Service
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.04	$10.35	$10.56	$10.55	$10.96	$11.21	$11.58

Net investment income[1]	0.09	0.21	0.25	0.21	0.21	0.08	0.36
Net realized and unrealized gain (loss)	(0.78)	0.08	0.01 [2]	0.32 [2]	0.35 [2]	0.56 [2]	(0.38)[2]

Net increase (decrease) from investment operations	(0.69)	0.29	0.26	0.53	0.56	0.64	(0.02)

Dividends from net investment income	(0.09)	(0.60)[3]	(0.47)[3]	(0.52)[3]	(0.97)[3]	(0.89)[3]	(0.35)[3]

Net asset value, end of period	$9.26	$10.04	$10.35	$10.56	$10.55	$10.96	$11.21

Total Investment Return[4]
Based on net asset value	(6.91)%[5]	2.77%	2.48%[6]	5.23%[6]	5.64%[6]	5.71%[5,6]	(0.30)%[6]

Ratios to Average Net Assets
Total expenses	1.15%[7]	1.15%	1.04%	1.17%	1.16%	1.12%[7]	1.11%

Total expenses excluding recoupment of past waived fees	1.15%[7]	1.15%	1.03%	1.17%	1.16%	1.12%[7]	1.11%

Total expenses after fees waived, reimbursed and paid indirectly	1.15%[7]	1.15%	1.04%	1.16%	1.15%	1.12%[7]	1.11%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.15%[7]	1.15%	1.04%	1.16%	1.15%	1.11%[7]	1.11%

Net investment income	1.85%[7]	1.99%	2.36%	2.06%	2.01%	2.78%[7]	2.99%

Supplemental Data
Net assets, end of period (000)	$10,846	$13,234	$15,238	$18,796	$40,084	$45,545	$50,020

Portfolio turnover	37%	64%	82%	82%	172%[8]	25%[9]	151%[10]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	67

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.04	$10.35	$10.56	$10.56	$10.96	$11.21	$11.57

Net investment income[1]	0.09	0.20	0.24	0.21	0.21	0.08	0.35
Net realized and unrealized gain (loss)	(0.79)	0.09	0.01 [2]	0.31 [2]	0.36 [2]	0.55 [2]	(0.36)[2]

Net increase (decrease) from investment operations	(0.70)	0.29	0.25	0.52	0.57	0.63	(0.01)

Dividends from net investment income	(0.09)	(0.60)[3]	(0.46)[3]	(0.52)[3]	(0.97)[3]	(0.88)[3]	(0.35)[3]

Net asset value, end of period	$9.25	$10.04	$10.35	$10.56	$10.56	$10.96	$11.21

Total Investment Return[4]
Based on net asset value	(7.04)%[5]	2.72%	2.35%[6]	5.11%[6]	5.70%[6]	5.68%[5,6]	(0.29)%[6]

Ratios to Average Net Assets
Total expenses	1.35%[7]	1.26%	1.20%	1.24%	1.26%	1.25%[7]	1.19%

Total expenses excluding recoupment of past waived fees	1.35%[7]	1.26%	1.16%	1.22%	1.26%	1.25%[7]	1.19%

Total expenses after fees waived, reimbursed and paid indirectly	1.20%[7]	1.20%	1.20%	1.20%	1.19%	1.19%[7]	1.17%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.20%[7]	1.20%	1.20%	1.20%	1.19%	1.19%[7]	1.17%

Net investment income	1.80%[7]	1.93%	2.21%	2.03%	1.96%	2.75%[7]	2.90%

Supplemental Data
Net assets, end of period (000)	$40,800	$43,477	$51,646	$69,695	$106,609	$106,247	$138,912

Portfolio turnover	37%	64%	82%	82%	172%[8]	25%[9]	151%[10]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock International Bond Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.34	$10.55	$10.54	$10.95	$11.20	$11.61

Net investment income[1]	0.05	0.12	0.16	0.13	0.13	0.05	0.27
Net realized and unrealized gain (loss)	(0.79)	0.09	0.01 [2]	0.32 [2]	0.35 [2]	0.56 [2]	(0.42)[2]

Net increase (decrease) from investment operations	(0.74)	0.21	0.17	0.45	0.48	0.61	(0.15)

Dividends from net investment income	(0.05)	(0.52)[3]	(0.38)[3]	(0.44)[3]	(0.89)[3]	(0.86)[3]	(0.26)[3]

Net asset value, end of period	$9.24	$10.03	$10.34	$10.55	$10.54	$10.95	$11.20

Total Investment Return[4]
Based on net asset value	(7.44)%[5]	1.94%	1.57%[6]	4.39%[6]	4.80%[6]	5.50%[5,6]	(1.40)%[6]

Ratios to Average Net Assets
Total expenses	2.05%[7]	1.96%	1.95%	1.97%	1.97%	1.93%[7]	1.88%

Total expenses excluding recoupment of past waived fees	2.05%[7]	1.96%	1.94%	1.97%	1.97%	1.93%[7]	1.88%

Total expenses after fees waived, reimbursed and paid indirectly	2.05%[7]	1.96%	1.95%	1.97%	1.95%	1.93%[7]	1.88%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.05%[7]	1.96%	1.95%	1.97%	1.95%	1.93%[7]	1.87%

Net investment income	0.96%[7]	1.18%	1.45%	1.26%	1.21%	1.98%[7]	2.23%

Supplemental Data
Net assets, end of period (000)	$10,179	$13,366	$18,135	$25,425	$30,491	$32,535	$35,742

Portfolio turnover	37%	64%	82%	82%	172%[8]	25%[9]	151%[10]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	69

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Six Months Ended June 30, 2013[1] (Unaudited)	Year Ended December 31,				Period February 5, 2008[2] to December 31, 2008
		2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.10	$9.51	$9.96	$9.36	$7.96	$10.00

Net investment income[3]	0.17	0.36	0.39	0.45	0.56	0.62
Net realized and unrealized gain (loss)	(0.12)	0.57	(0.45)	0.78	1.39	(2.11)

Net increase (decrease) from investment operations	0.05	0.93	(0.06)	1.23	1.95	(1.49)

Dividends and distributions from:
Net investment income	(0.16)	(0.32)[4]	(0.37)[4]	(0.47)[4]	(0.55)[4]	(0.59)[4]
Tax return of capital	—	(0.02)[4]	—	—	—	—
Net realized gain	—	—	(0.02)[4]	(0.16)[4]	—	(0.00)[4,5]

Total dividends and distributions	(0.16)	(0.34)	(0.39)	(0.63)	(0.55)	(0.59)

Redemption fees added to paid-in capital	—	—	0.00 [6]	0.00 [6]	0.00 [6]	0.04

Net asset value, end of period	$9.99	$10.10	$9.51	$9.96	$9.36	$7.96

Total Investment Return[7]
Based on net asset value	0.46%[8]	9.91%	(0.73)%[9]	13.39%[9]	25.23%[9]	(15.06)%[8]

Ratios to Average Net Assets
Total expenses	0.85%[10,11]	0.89%[12]	1.09%[13]	0.54%[14]	1.54%[15,16]	19.13%[11,16,17]

Total expenses excluding recoupment of past waived fees	0.83%[10,11]	0.89%[12]	1.09%[13]	0.54%[14]	1.54%[15]	19.13%[11,16,17]

Total expenses after fees waived, reimbursed and paid indirectly	0.84%[10,11]	0.84%[12]	0.92%[13]	0.35%[14]	0.15%[15]	0.15%[11,17]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.65%[10,11]	0.65%[12]	0.52%[13]	0.34%[14]	0.15%[15]	0.15%[11,17]

Net investment income	3.42%[10,11]	3.62%[12]	3.99%[13]	4.47%[14]	6.30%[15]	7.51%[11,17]

Supplemental Data
Net assets, end of period (000)	$4,049,444	$2,180,663	$1,418,742	$618,274	$1,035	$244

Portfolio turnover	871%[18]	807%[19]	639%[20]	881%[21]	128%	115%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Less than $0.01 per share.

[7]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[11]	Annualized.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[14]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[15]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[16]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

[17]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

[18]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 465%.

[19]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 461%.

[20]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 477%.

[21]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Six Months Ended June 30, 2013[1] (Unaudited)	Year Ended December 31,				Period February 5, 2008[2] to December 31, 2008
		2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.10	$9.51	$9.96	$9.36	$7.97	$10.00

Net investment income[3]	0.16	0.33	0.37	0.43	0.53	0.59
Net realized and unrealized gain (loss)	(0.13)	0.58	(0.46)	0.77	1.39	(2.09)

Net increase (decrease) from investment operations	0.03	0.91	(0.09)	1.20	1.92	(1.50)

Dividends and distributions from:
Net investment income	(0.14)	(0.30)[4]	(0.34)[4]	(0.44)[4]	(0.53)[4]	(0.57)[4]
Tax return of capital	—	(0.02)[4]	—	—	—	—
Net realized gain	—	—	(0.02)[4]	(0.16)[4]	—	(0.00)[4,5]

Total dividends and distributions	(0.14)	(0.32)	(0.36)	(0.60)	(0.53)	(0.57)

Redemption fees added to paid-in capital	—	—	0.00 [6]	0.00 [6]	0.00 [6]	0.04

Net asset value, end of period	$9.99	$10.10	$9.51	$9.96	$9.36	$7.97

Total Investment Return[7]
Based on net asset value	0.33%[8]	9.64%	(0.98)%[9]	13.10%[9]	24.76%[9]	(15.13)%[8]

Ratios to Average Net Assets
Total expenses	1.10%[10,11]	1.15%[12]	1.35%[13]	0.82%[14]	1.85%[15,16]	16.33%[11,15,17]

Total expenses excluding recoupment of past waived fees	1.09%[10,11]	1.15%[12]	1.35%[13]	0.82%[14]	1.85%[16]	16.33%[11,15,17]

Total expenses after fees waived, reimbursed and paid indirectly	1.10%[10,11]	1.09%[12]	1.16%[13]	0.61%[14]	0.40%[16]	0.40%[11,17]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[10,11]	0.90%[12]	0.77%[13]	0.60%[14]	0.40%[16]	0.40%[11,17]

Net investment income	3.17%[10,11]	3.38%[12]	3.74%[13]	4.19%[14]	6.05%[16]	7.19%[11,17]

Supplemental Data
Net assets, end of period (000)	$1,889,611	$1,077,279	$903,984	$530,320	$2,351	$843

Portfolio turnover	871%[18]	807%[19]	639%[20]	881%[21]	128%	115%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Less than $0.01 per share.

[7]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[11]	Annualized.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[14]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[15]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

[16]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[17]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

[18]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 465%.

[19]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 461%.

[20]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 477%.

[21]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2013	71

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Six Months Ended June 30, 2013[1] (Unaudited)	Year Ended December 31,				Period February 5, 2008[2] to December 31, 2008
		2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.09	$9.50	$9.95	$9.36	$7.96	$10.00

Net investment income[3]	0.12	0.26	0.29	0.36	0.47	0.58
Net realized and unrealized gain (loss)	(0.12)	0.57	(0.45)	0.76	1.39	(2.15)

Net increase (decrease) from investment operations	—	0.83	(0.16)	1.12	1.86	(1.57)

Dividends and distributions from:
Net investment income	(0.11)	(0.22)[4]	(0.27)[4]	(0.37)[4]	(0.46)[4]	(0.51)[4]
Tax return of capital	—	(0.02)[4]	—	—	—	—
Net realized gain	—	—	(0.02)[4]	(0.16)[4]	—	(0.00)[4,5]

Total dividends and distributions	(0.11)	(0.24)	(0.29)	(0.53)	(0.46)	(0.51)

Redemption fees added to paid-in capital	—	—	0.00 [6]	0.00 [6]	0.00 [6]	0.04

Net asset value, end of period	$9.98	$10.09	$9.50	$9.95	$9.36	$7.96

Total Investment Return[7]
Based on net asset value	(0.05)%[8]	8.84%	(1.72)%[9]	12.15%[9]	23.99%[9]	(15.79)%[8]

Ratios to Average Net Assets
Total expenses	1.89%[10,11]	1.95%[12]	2.11%[13]	1.54%[14]	2.51%[15,16]	14.27%[11,15,17]

Total expenses excluding recoupment of past waived fees	1.89%[10,11]	1.95%[12]	2.11%[13]	1.54%[14]	2.51%[16]	14.27%[11,15,17]

Total expenses after fees waived, reimbursed and paid indirectly	1.85%[10,11]	1.84%[12]	1.91%[13]	1.34%[14]	1.15%[16]	1.14%[11,17]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.65%[10,11]	1.65%[12]	1.52%[13]	1.33%[14]	1.15%[16]	1.14%[11,17]

Net investment income	2.41%[10,11]	2.66%[12]	2.99%[13]	3.51%[14]	5.32%[16]	7.38%[11,17]

Supplemental Data
Net assets, end of period (000)	$625,611	$478,775	$464,507	$291,068	$9,588	$2,470

Portfolio turnover	871%[18]	807%[19]	639%[20]	881%[21]	128%	115%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Less than $0.01 per share.

[7]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[11]	Annualized.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[14]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.

[15]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

[16]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

[17]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

[18]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 465%.

[19]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 461%.

[20]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 477%.

[21]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Emerging Market Local Debt Portfolio (“Emerging Market Local Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Emerging Market Local Debt and Strategic Income Opportunities are classified as non-diversified and International Bond is classified as diversified. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. On June 10, 2013, all of the issued and outstanding shares of International Bond’s Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the accounts of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”)

is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

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Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair

Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income

74	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four periods ended December 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a

BLACKROCK FUNDS II	JUNE 30, 2013	75

Notes to Financial Statements (continued)

larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount

76	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and

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Notes to Financial Statements (continued)

compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Reverse repurchase transactions and borrowed bond agreements are entered into by the Funds under Master Repurchase Agreements (MRA) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions and borrowed bond agreements, typically the Funds and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be received or paid by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and as such, the return of excess collateral may be delayed.

The following table is a summary of Strategic Income Opportunities’ open borrowed bond agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2013:

Counterparty	Borrowed Bond Agreements	Fair Value of Non-cash Collateral Received Including Accrued Interest[1]	Cash Collateral Received[1]	Cash Collateral Pledged	Net Amount[2]
Barclays Bank PLC	$222,486,739	$(215,975,951)	$(3,876,279)	—	$2,634,509
Barclays Capital, Inc.	22,378,500	(21,549,229)	(690,000)	—	139,271
BNP Paribas Securities Corp.	1,683,289	(1,635,450)	—	—	47,839
Citigroup Global Markets Holdings, Inc.	74,158,163	(73,771,818)	(386,345)	—	—
Citigroup Global Markets, Inc.	16,848,199	(16,488,616)	—	—	359,583
Credit Suisse Securities (USA) LLC	235,897,269	(235,897,269)	—	—	—
Deutsche Bank Securities, Inc.	6,516,950	(6,516,950)	—	—	—
Morgan Stanley & Co. International PLC	5,483,788	(5,483,788)	—	—	—
UBS Ltd.	13,456,219	(13,344,465)	—	$140,000	251,754

Total	$598,909,116	$(590,663,536)	$(4,952,624)	$140,000	$3,432,956

The following table is a summary of Strategic Income Opportunities’ open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[3]	Cash Collateral Pledged[3]	Net Amount
BNP Paribas Securities Corp.	$58,706,661	$(56,274,619)	$(2,432,042)	—
Credit Suisse Securities (USA) LLC	1,462,519	(1,462,519)	—	—
Deutsche Bank Securities, Inc.	1,409,555	(1,409,555)	—	—
J.P. Morgan Securities LLC	751,390	(751,390)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	11,105,390	(9,677,231)	(1,428,159)	—

Total	$73,435,515	$(69,575,314)	$(3,860,201)	—

[1]

Collateral with a value of $597,348,792 has been received in connection with open borrowed bond agreements. Excess of collateral received from the individual open borrowed bond agreements is not shown for financial reporting purposes.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Collateral with a value of $74,581,250 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged from the individual open reverse repurchase agreements is not shown for financial reporting purposes.

78	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

BLACKROCK FUNDS II	JUNE 30, 2013	79

Notes to Financial Statements (continued)

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Strategic Income Opportunities invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the

Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the

80	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
		Emerging Market Local Debt	International Bond	Strategic Income Opportunities
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Swap premiums paid; Investments at value — unaffiliated[2]	—	$1,057,628	$53,057,007
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated[2]	$2,491,577	2,613,766	38,606,486
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	100,738	—	27,352,647
Equity contracts	Net unrealized appreciation/depreciation[1]; Investments at value — unaffiliated[2]	—	—	25,482,459
Total		$2,592,315	$3,671,394	$144,498,599

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

	Derivative Liabilities
		Emerging Market Local Debt	International Bond	Strategic Income Opportunities
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] Unrealized depreciation on swaps; Swap premiums received; Options written at value	$160,222	$719,790	$6,916,276
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	2,021,858	1,526,163	23,610,647
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	5,963	—	34,485,371
Equity contracts	Net unrealized appreciation/ depreciation[1]	—	—	14,146,898
Total		$2,188,043	$2,245,953	$79,159,192

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2013
	Net Realized Gain (Loss) From
	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$457,849	$186,013	$29,091,630
Swaps	—	27,786	2,426,743
Options[1]	(127,431)	—	(6,280,222)
Foreign currency exchange contracts:
Foreign currency transactions	2,026,711	(10,399,202)	10,795,813
Options[1]	(98,375)	—	1,434,416
Credit contracts:
Swaps	(132,582)	26,324	(2,827,502)
Options[1]	—	—	476,325
Equity contracts:
Options[1]	—	—	7,443,941
Other contracts:
Swaps	—	—	(620,954)

Total	$2,126,172	$(10,159,079)	$41,940,190

	Net Change in Unrealized Appreciation/Depreciation on
	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$(53,271)	$348,302	$9,355,740
Swaps	—	(72,012)	31,675,915
Options[1]	—	28,434	2,983,449
Foreign currency exchange contracts:
Foreign currency translations	(16,154)	6,214,462	15,755,616
Options[1]	(202,756)	—	(2,465,385)
Credit contracts:
Swaps	(5,963)	—	3,994,294
Options[1]	—	—	(145,886)
Equity contracts:
Financial futures contracts	—	—	156,614
Swaps	—	—	(50,501)
Options[1]	—	—	(2,966,017)
Other contracts:
Swaps	—	—	578,832

Total	$(278,144)	$6,519,186	$58,872,671

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

82	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
Financial futures contracts:
Average number of contracts purchased	87	131	9,041
Average number of contracts sold	—	578	18,528
Average notional value of contracts purchased	$14,870,206	$56,686,335	$1,360,346,639
Average notional value of contracts sold	—	$106,532,349	$3,011,759,648
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	66	61	63
Average number of contracts - US dollars sold	52	46	24
Average US dollar amounts purchased	$110,365,737	$96,532,940	$1,431,014,883
Average US dollar amounts sold	$100,291,148	$93,950,371	$420,675,090
Options:
Average number of option contracts purchased	3	510	74,547,348
Average number of option contracts written	—	510	96,532
Average notional value of option contracts purchased	$27,767,974	$125,587,500	$49,418,001,358
Average notional value of option contracts written	—	$124,950,000	$1,655,514,844
Average number of swaption contracts purchased	—	1	4
Average number of swaption contracts written	—	1	7
Average notional value of swaption contracts purchased	—	$6,100,000	$450,506,838
Average notional value of swaption contracts written	—	$12,200,000	$308,580,000
Structured options:
Average number of units	—	—	160,000,000
Average notional value	—	—	$36,800,000
Credit default swaps:
Average number of contracts - buy protection	1	—	100
Average number of contracts - sell protection	—	—	97
Average notional value - buy protection	$1,627,053	—	$934,412,871
Average notional value - sell protection	—	—	$657,821,913
Interest rate swaps:
Average number of contracts - pays fixed rate	—	1	16
Average number of contracts - receives fixed rate	—	2	3
Average notional value - pays fixed rate	—	$1,563,016	$465,187,353
Average notional value - receives fixed rate	—	$7,582,563	$23,670,000
Total return swaps:
Average number of contracts	—	—	12
Average notional value	—	—	$107,938,127

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Funds. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clear-inghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

83	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At June 30, 2013, the Funds’ derivative assets and liabilities (by type) are as follows:
	Emerging Market Local Debt		International Bond		Strategic Income Opportunities
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$15,327	—	$58,718	$182,470	$292,262	$433,874
Foreign currency exchange contracts.	2,258,194	$2,021,858	2,613,766	1,526,163	19,466,817	7,461,019
Swaps	100,738	5,963	19,367	44,346	62,938,774	36,235,234
Options[1]	233,383	—	273,033	214,760	43,889,673	30,580,530

Total gross amount of derivative assets and liabilities in the Statements of Assets and Liabilities	$2,607,642	$2,027,821	$2,964,884	$1,967,739	$126,587,526	$74,710,657
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,182,425)	(841,294)	(256,622)	(189,669)	(21,494,043)	(16,923,736)

Total gross amount of assets and liabilities subject to a MNA	$1,425,217	$1,186,527	$2,708,262	$1,778,070	$105,093,483	$57,786,921

[1]	Includes options purchased at value as reported in the Schedules of Investments.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of June 30, 2013:

Emerging Market Local Debt
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A	$288,555	$(502)	—	—	$288,053
Citibank N.A	84,541	(84,541)	—	—	—
Deutsche Bank AG	245,530	(245,530)	—	—	—
JPMorgan Chase Bank N.A	345,545	(180,703)	—	—	164,842
Royal Bank of Scotland PLC	26,464	(26,464)	—	—	—
UBS AG	434,582	(206,737)	—	—	227,845

Total	$1,425,217	$(744,477)	—	—	$680,740

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
BNP Paribas S.A	$502	$(502)	—	—	—
Citibank N.A	441,898	(84,541)	—	—	$357,357
Deutsche Bank AG	324,091	(245,530)	—	—	78,561
JPMorgan Chase Bank N.A	180,703	(180,703)	—	—	—
Royal Bank of Scotland PLC	32,596	(26,464)	—	—	6,132
UBS AG	206,737	(206,737)	—	—	—

Total	$1,186,527	$(744,477)	—	—	$442,050

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

International Bond
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$10,440	$(10,440)	—	—	—
Barclays Bank PLC	160,623	(160,623)	—	—	—
Citibank N.A	62,408	(62,408)	—	—	—
Credit Suisse International	22,265	—	—	—	$22,265
Deutsche Bank AG	417,164	(417,164)	—	—	—
Goldman Sachs Bank USA	53,154	(2,437)	—	—	50,717
JPMorgan Chase Bank N.A	150,377	(37,370)	—	—	113,007
The Bank of New York Mellon	4,560	(4,560)	—	—	—
UBS AG	1,827,271	(161,588)	—	—	1,665,683

Total	$2,708,262	$(856,590)	—	—	$1,851,672

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[3]
Bank of America N.A	$29,279	$(10,440)	—	—	$18,839
Barclays Bank PLC	230,282	(160,623)	—	$(50,000)	19,659
Citibank N.A	376,727	(62,408)	—	—	314,319
Deutsche Bank AG	789,021	(417,164)	—	—	371,857
Goldman Sachs Bank USA	2,437	(2,437)	—	—	—
HSBC Bank USA N.A	123,901	—	—	—	123,901
JPMorgan Chase Bank N.A	37,370	(37,370)	—	—	—
The Bank of New York Mellon	27,465	(4,560)	—	—	22,905
UBS AG	161,588	(161,588)	—	—	—

Total	$1,778,070	$(856,590)	—	$(50,000)	$871,480

Strategic Income Opportunities
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[5]	Cash Collateral Received[5]	Net Amount of Derivative Assets[2]
Bank of America N.A	$23,673,733	$(3,404,804)	—	$(20,268,929)	—
Barclays Bank PLC	14,308,632	(6,266,572)	$(8,042,060)	—	—
BNP Paribas S.A	970,112	(970,112)	—	—	—
Citibank N.A	18,598,284	(8,549,218)	—	(2,438,000)	$7,611,066
Credit Suisse International	5,348,772	(5,014,564)	(334,208)	—	—
Deutsche Bank AG	16,469,673	(7,580,009)	—	(8,889,664)	—
Goldman Sachs Bank USA	5,348,962	(5,348,962)	—	—	—
Goldman Sachs International	3,282,578	(2,203,578)	(1,079,000)	—	—
JPMorgan Chase Bank N.A	11,255,214	(11,255,214)	—	—	—
Morgan Stanley Capital Services LLC	3,099,189	(1,507,147)	—	(650,000)	942,042
Royal Bank of Scotland PLC	631,395	(631,395)	—	—	—
UBS AG	2,106,939	(1,963,187)	—	—	143,752

Total	$105,093,483	$(54,694,762)	$(9,455,268)	$(32,246,593)	$8,696,860

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

BLACKROCK FUNDS II	JUNE 30, 2013	85

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Bank of America N.A	$3,404,804	$(3,404,804)	—	—	—
Barclays Bank PLC	6,266,572	(6,266,572)	—	—	—
BNP Paribas S.A	1,347,275	(970,112)	—	—	$377,163
Citibank N.A	8,549,218	(8,549,218)	—	—	—
Credit Suisse International	5,014,564	(5,014,564)	—	—	—
Deutsche Bank AG	7,580,009	(7,580,009)	—	—	—
Goldman Sachs Bank USA	6,615,466	(5,348,962)	—	$(1,266,504)	—
Goldman Sachs International	2,203,578	(2,203,578)	—	—	—
HSBC Bank USA N.A	521,811	—	—	(300,000)	221,811
JPMorgan Chase Bank N.A	11,521,967	(11,255,214)	$(266,753)	—	—
Morgan Stanley Capital Services LLC	1,507,147	(1,507,147)	—	—	—
Royal Bank of Scotland PLC	1,188,052	(631,395)	—	—	556,657
UBS AG	1,963,187	(1,963,187)	—	—	—
Westpac Banking Corp	103,271	—	—	—	103,271

Total	$57,786,921	$(54,694,762)	$(266,753)	$(1,566,504)	$1,258,902

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Emerging Market Local Debt	International Bond and Strategic Income Opportunities
First $1 Billion	0.600%	0.550%
$1 Billion - $2 Billion	0.550%	0.500%
$2 Billion - $3 Billion	0.525%	0.475%
Greater than $3 Billion	0.500%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2013, the amounts waived were as follows:

Emerging Market Local Debt	$5,486
International Bond	$1,319
Strategic Income Opportunities	$36,120

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), affiliates of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BFM, BIL and BRS, as applicable, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor C	0.25%	0.75%

*	Service Shares pertain only to International Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A and Investor C shareholders.

86	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

For the six months ended June 30, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
Service	—	$15,587	—
Investor A	$49,271	46,179	$1,804,686
Investor B*	—	1,576	—
Investor C	68,194	58,415	2,682,442

Total	$117,465	$121,757	$4,487,128

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2013, the Funds paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statements of Operations:

	International Bond	Strategic Income Opportunities
Institutional	$44,689	$335,472
Service	13	—
Investor A	195	63

Total	$44,897	$335,535

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
BlackRock	$58	$60	—
Institutional	61	387	$4,356
Service	—	212	—
Investor A	350	1,247	6,061
Investor B*	—	44	—
Investor C	428	383	4,284

Total	$897	$2,333	$14,701

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

For the six months ended June 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
BlackRock	$130	$663	—
Institutional	6,018	89,703	$933,477
Service	—	7,461	—
Investor A	17,978	59,229	551,297
Investor B*	—	1,284	—
Investor C	11,825	15,441	302,708

Total	$35,951	$173,781	$1,787,482

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration - class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee -Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations. For the six months ended June 30, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration — class specific and administration fees waived — class specific in the Statements of Operations:

Emerging Market Local Debt	$39,286
International Bond	$44,820
Strategic Income Opportunities	$1,293,036

BLACKROCK FUNDS II	JUNE 30, 2013	87

Notes to Financial Statements (continued)

For the six months ended June 30, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
BlackRock	$3,767	$1,846	—
Institutional	6,120	13,709	$147,917
Service	—	1,555	—
Investor A	4,918	4,610	110,400
Investor B*	—	40	—
Investor C	1,703	1,459	64,854

Total	$16,508	$23,219	$323,171

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
	Contractual[1]	Contractual[1]	Contractual[1]
BlackRock	0.85%	0.79%	N/A
Institutional	1.00%	1.03%[2]	0.65%
Service	N/A	1.33%	N/A
Investor A	1.25%	1.20%	0.90%
Investor C	2.00%	2.25%	1.65%
Class R	N/A	1.98%[3]	N/A

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

[2]	International Bond — Institutional Shares currently has a voluntary expense limitation of 0.90% which may be reduced or discontinued at any time.

[3]	There were no shares outstanding as of June 30, 2013.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2013, the amounts included in fees waived by Manager were as follows:

Emerging Market Local Debt	$11,077
International Bond	$104

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
BlackRock	$2,201	$238	—
Institutional	9	13,422	$10,633
Investor A.	286	4,380	33,630
Investor B*	—	40	—
Investor C	1,336	—	64,782

Total	$3,832	$18,080	$109,045

Transfer Agent Fees Waived
	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
BlackRock	$9	—	—
Institutional	—	$362	$308
Investor A	22	1,183	1,355
Investor B*	—	45	—
Investor C	257	—	4,089

Total	$288	$1,590	$5,752

Transfer Agent Fees Reimbursed
	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
BlackRock	$15	$9	—
Institutional	—	10,513	$5,462
Investor A	510	22,453	9,273
Investor B*	—	439	—
Investor C	779	—	41,839

Total	$1,304	$33,414	$56,574

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2013, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
Fund Level	$1,729	—	$470
BlackRock	238	$394	—
Institutional	352	—	309,107
Investor A	9,982	191	64,821
Investor C	—	—	1,548

Total	$12,301	$585	$375,946

88	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

On June 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014	2015
Emerging Market Local Debt
Fund Level	$121,631	$133,603	$11,077
BlackRock	$6,905	$7,846	$2,226
Institutional	—	—	$9
Investor A	—	—	$818
Investor C	$5,894	$9,101	$2,372
International Bond
Fund Level	—	$502	—
BlackRock	—	$20	$248
Investor A	—	$27,055	$28,016
Strategic Income Opportunities
Institutional	$439,040	$885,658	$16,404
Investor A	$456,702	$610,244	$44,259
Investor C	$314,180	$507,627	$110,709

For the six months ended June 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Market Local Debt	$6,512
International Bond	$934
Strategic Income Opportunities	$182,295

For the six months ended June 30, 2013, affiliates received CDSCs as follows:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
Investor A	$1,034	—	$55,777
Investor B	—	$3	—
Investor C	$3,482	$144	$55,373

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Strategic Income Opportunities Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $0 and $4,941,567, respectively.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were as follows:

	Purchases	Sales
Emerging Market Local Debt	$144,527,833	$100,797,579
International Bond	$67,015,886	$98,478,405
Strategic Income Opportunities	$35,589,316,490	$38,547,844,312
Purchases and sales of US government securities for the six months ended June 30, 2013, were as follows:
	Purchases	Sales
Emerging Market Local Debt	$12,938,474	$9,201,864
International Bond	$1,644,816	$1,677,126
Strategic Income Opportunities	$9,185,884,270	$8,488,761,485
Purchases and sales of mortgage dollar rolls for the six months ended June 30, 2013, were as follows:
	Purchases	Sales
Strategic Income Opportunities	$20,870,269,017	$20,868,668,044

Transactions in options written for the six months ended June 30, 2013, were as follows:

	International Bond
		Puts
	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	510	12,200	$379,918
Options written	—	—	—
Options expired	—	—	—
Options closed	—	—	—

Outstanding options, end of period	510	12,200	$379,918

[1]	Amount shown is in the currency in which the transaction was denominated.

BLACKROCK FUNDS II	JUNE 30, 2013	89

Notes to Financial Statements (continued)

	Strategic Income Opportunities
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	2,500	317,350	$4,432,821	—	768,425	$21,331,758
Options written	345,407	2,469,267	43,206,498	24,203	3,083,840	39,342,012
Options expired	(2,841)	(432,186)	(1,838,974)	(265)	(1,289,720)	(5,587,705)
Options closed	(172,279)	(1,804,336)	(36,070,293)	(8,440)	(1,769,665)	(37,980,469)

Outstanding options, end of period	172,787	550,095	$9,730,052	15,498	792,880	$17,105,596

[1]	Amount shown is in the currency in which the transaction was denominated.

7. Income Tax Information:

As of December 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	International Bond	Strategic Income Opportunities
2014	$2,538,574	—
2015	208,463	—
2016	3,233,885	—
2017	17,832,091	—
2018	557,795	—
No expiration date[1]	1,655,967	$18,943,022

Total	$26,026,775	$18,943,022

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Market Local Debt	International Bond	Strategic Income Opportunities
Tax cost	$124,804,745	$176,367,876	$11,918,261,722

Gross unrealized appreciation	$53,328	$15,755,911	$81,761,304
Gross unrealized depreciation	(11,461,543)	(21,723,199)	(263,319,698)

Net unrealized depreciation	$(11,408,215)	$(5,967,288)	$(181,558,394)

8. Bank Borrowings:

For the six months ended June 30, 2013, the average amount of transactions considered as borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate for Strategic Income Opportunities were $559,599,276 and (0.02)%, respectively.

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended June 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

Emerging Market Local Debt and International Bond invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Funds’ investments.

90	BLACKROCK FUNDS II	JUNE 30, 2013

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Emerging Market Local Debt	Shares	Amount	Shares	Amount
BlackRock
Shares sold	6,391	$68,085	2,773	$30,841
Shares issued in reinvestment of dividends and distributions	47,613	501,013	480,029	5,080,986
Shares redeemed	(2,014,923)	(20,578,533)	(52,642)	(577,097)

Net increase (decrease)	(1,960,919)	$(20,009,435)	430,160	$4,534,730

Institutional
Shares sold	7,139,283	$75,364,937	1,195,156	$13,251,944
Shares issued in reinvestment of dividends and distributions	84,075	867,017	183,945	1,940,065
Shares redeemed	(2,089,378)	(21,584,398)	(565,887)	(6,151,253)

Net increase	5,133,980	$54,647,556	813,214	$9,040,756

Investor A
Shares sold	3,677,554	$39,062,116	1,429,488	$15,877,304
Shares issued in reinvestment of dividends	64,211	660,627	342,914	3,620,776
Shares redeemed	(2,890,427)	(28,285,598)	(644,296)	(7,147,845)

Net increase	851,338	$11,437,145	1,128,106	$12,350,235

Investor C
Shares sold	342,452	$3,617,601	515,475	$5,696,557
Shares issued in reinvestment of dividends and distributions	14,914	154,530	149,366	1,575,688
Shares redeemed	(321,236)	(3,338,358)	(361,565)	(3,972,872)

Net increase	36,130	$433,773	303,276	$3,299,373
Total net increase	4,060,529	$46,509,039	2,674,756	$29,225,094

International Bond
BlackRock
Shares sold	163,190	$1,589,332	129,007	$1,347,677
Shares issued in reinvestment of dividends	16,412	157,089	92,492	949,710
Shares redeemed	(18,814)	(179,369)	(839,889)	(8,819,989)

Net increase (decrease)	160,788	$1,567,052	(618,390)	$(6,522,602)

Institutional
Shares sold	1,101,122	$10,567,887	2,351,767	$24,545,544
Shares issued in reinvestment of dividends	58,725	562,402	543,105	5,549,568
Shares redeemed	(2,418,349)	(23,176,703)	(5,353,233)	(55,510,133)

Net decrease	(1,258,502)	$(12,046,414)	(2,458,361)	$(25,415,021)

Service
Shares sold	364,956	$3,529,113	146,419	$1,534,622
Shares issued in reinvestment of dividends	5,484	52,450	37,790	387,541
Shares redeemed	(516,929)	(4,910,731)	(338,315)	(3,510,602)

Net decrease	(146,489)	$(1,329,168)	(154,106)	$(1,588,439)

BLACKROCK FUNDS II	JUNE 30, 2013	91

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
International Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares received from conversion*	22,635	$214,350	—	—
Shares sold and automatic conversion of shares	1,316,788	12,554,766	1,794,682	$19,019,666
Shares issued in reinvestment of dividends	33,931	325,712	243,493	2,496,506
Shares redeemed	(1,291,424)	(12,534,047)	(2,696,994)	(28,205,912)

Net increase (decrease)	81,930	$560,781	(658,819)	$(6,689,740)

Investor B
Shares sold	1,053	$9,840	245	$2,551
Shares issued in reinvestment of dividends	124	1,202	2,451	25,147
Shares converted*	(22,635)	(214,350)	—	—
Shares redeemed	(23,527)	(226,186)	(110,834)	(1,150,615)

Net decrease	(44,985)	$(429,494)	(108,138)	$(1,122,917)

Investor C
Shares sold	47,505	$457,971	119,080	$1,240,513
Shares issued in reinvestment of dividends	5,173	49,658	59,723	610,221
Shares redeemed	(283,602)	(2,724,443)	(599,919)	(6,252,612)

Net decrease	(230,924)	$(2,216,814)	(421,116)	$(4,401,878)
Total net decrease	(1,438,182)	$(13,894,057)	(4,418,930)	$(45,740,597)

Strategic Income Opportunities
Institutional
Shares sold	224,345,566	$2,280,181,504	108,040,823	$1,068,534,546
Shares issued in reinvestment of dividends and distributions	3,648,525	37,037,290	4,665,984	46,055,569
Shares redeemed	(38,638,804)	(391,505,696)	(45,964,632)	(451,805,656)

Net increase	189,355,287	$1,925,713,098	66,742,175	$662,784,459

Investor A
Shares sold	99,795,298	$1,014,496,703	44,948,702	$443,644,369
Shares issued in reinvestment of dividends and distributions	1,975,351	20,056,063	2,802,916	27,648,807
Shares redeemed	(19,336,126)	(196,496,688)	(36,148,095)	(354,167,678)

Net increase	82,434,523	$838,056,078	11,603,523	$117,125,498

Investor C
Shares sold	21,138,079	$214,649,169	12,894,823	$126,911,121
Shares issued in reinvestment of dividends and distributions	493,323	5,006,098	1,005,105	9,893,277
Shares redeemed	(6,420,038)	(65,183,256)	(15,345,307)	(150,430,981)

Net increase (decrease)	15,211,364	$154,472,011	(1,445,379)	$(13,626,583)
Total net increase	287,001,174	$2,918,241,187	76,900,319	$766,283,374

*	On June 10, 2013, Investor B Shares converted to Investor A Shares.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

92	BLACKROCK FUNDS II	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Emerging Market Local Debt Portfolio (the “Emerging Market Local Debt Portfolio”), BlackRock International Bond Portfolio (the “International Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc., (b) BlackRock International Limited and (c) BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	JUNE 30, 2013	93

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Emerging Market Local Debt Portfolio ranked in the first, fourth and third quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively. The Board noted the Fund’s improved performance, relative

94	BLACKROCK FUNDS II	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

to its peers, during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year and since-inception periods compared to its Lipper Performance Universe. The Board was informed that, among other things, affecting the three-year and since-inception returns was the Fund’s performance in 2009. The Fund’s underperformance was a result of the Fund’s portfolio managers’ decision to not allocate to certain small/illiquid credits (sovereigns such as Gabon, Ghana, Jamaica, and Lebanon, among others) as a conscious credit decision as well as a capital preservation strategy. Also, a macro-hedge on the Fund’s portfolio designed to protect the portfolio from a period of risk aversion, which did not materialize as the Fund’s portfolio management team expected, hindered performance. The Board noted that effective September 3, 2012, the Fund had undergone a change in its investment strategy, and in that connection had changed its name from Emerging Market Debt Portfolio.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Emerging Market Local Debt Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in changing the portfolio management team effective August 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the International Bond Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, one of the primary reasons for the Fund’s longer-term underperformance was its performance in 2009, when exposure to U.S. spread assets negatively impacted the Fund. The Fund’s shorter-term performance suffered from a short duration position in both the U.S. and Europe, which underperformed as treasuries rallied following weaker than expected growth figures and a flight to quality bid to treasuries as the peripheral debt crisis in Europe continued to worsen.

The Board and BlackRock also discussed BlackRock’s strategy for improving the International Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Strategic Income Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-year, three-year and since-inception periods reported.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent

Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Emerging Market Local Debt Portfolio’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

BLACKROCK FUNDS II	JUNE 30, 2013	95

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted that the International Bond Portfolio’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

The Board noted that the Strategic Income Portfolio’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, as applicable, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

96	BLACKROCK FUNDS II	JUNE 30, 2013

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock International Limited

Edinburgh, EH3 8JB

United Kingdom

BlackRock (Singapore) Limited1

079912 Singapore

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

For International Bond Portfolio and Strategic Income Opportunities:

The Bank of New York Mellon

New York, NY 10286

For Emerging Market Local Debt:

Brown Brothers Harriman & Co.

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For Strategic Income Opportunities.

BLACKROCK FUNDS II	JUNE 30, 2013	97

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

98	BLACKROCK FUNDS II	JUNE 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JUNE 30, 2013	99

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Commodity Strategies Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Emerging Markets Dividend Fund	BlackRock International Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Long-Horizon Equity Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Short-Term Treasury Fund
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio	BlackRock Ultra-Short Obligations Fund
BlackRock GNMA Portfolio	BlackRock Short Obligations Fund	BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

100	BLACKROCK FUNDS II	JUNE 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-6/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: August 29, 2013

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